Prospectus

Minnesota Life Insurance Company
Minnesota Life Variable Life Account

Variable Adjustable Life Insurance Policy

    This prospectus describes a Variable Adjustable Life Second Death Insurance Policy ("VAL Survivor") issued by Minnesota Life Insurance Company ("Minnesota Life"). The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

    VAL Survivor policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The account value of each Policy will vary with the investment experience of these options.

The Variable Life Account invests its assets in the following Fund Portfolios:

[LOGO] Advantus /R/ CAPITAL MANAGEMENT

Advantus Capital Management, Inc.
..  Bond Portfolio
..  Index 400 Mid-Cap Portfolio
..  Index 500 Portfolio
..  International Bond Portfolio
..  Money Market Portfolio
..  Mortgage Securities Portfolio
..  Real Estate Securities Portfolio

[LOGO]

AIM Variable Insurance Funds
..  AIM V.I. Basic Balanced Fund -- Series II Shares
..  AIM V.I. Capital Appreciation Fund -- Series II Shares
..  AIM V.I. Core Equity Fund -- Series II Shares

     [LOGO]
American Century
  Investments

American Century Variable Portfolios, Inc.
..  VP Income & Growth Fund -- Class II Shares
..  VP Ultra(R) Fund -- Class II Shares
..  VP Value Fund -- Class II Shares

[LOGO] CREDIT SUISSE

Credit Suisse Trust
..  Global Small Cap Portfolio

[LOGO]
Fidelity/R/
INVESTMENTS

Fidelity(R) Variable Insurance Products Funds
..  Contrafund(R) Portfolio -- Service Class 2 Shares
..  Equity-Income Portfolio -- Service Class 2 Shares
..  Mid Cap Portfolio -- Service Class 2 Shares

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



Franklin Templeton Variable Insurance Products Trust
..  Franklin Large Cap Growth Securities Fund -- Class 2 Shares
.. Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares .. Mutual Shares Securities Fund -- Class 2 Shares
..  Templeton Developing Markets Securities Fund --
    Class 2 Shares
..  Templeton Global Asset Allocation Fund -- Class 2 Shares

[LOGO]

Janus Aspen Series
..  Balanced Portfolio -- Service Shares
..  Forty Portfolio -- Service Shares
..  International Growth Portfolio -- Service Shares

[LOGO] MFS /SM/
       INVESTMENT MANAGEMENT/R/

MFS(R) Variable Insurance Trust /sm/
..  Investors Growth Stock Series -- Service Shares
..  Mid Cap Growth Series -- Service Shares
..  New Discovery Series -- Service Shares
..  Value Series -- Service Shares

[LOGO] Oppenheimer Funds/R/
The Right Way to Invest

Oppenheimer Variable Account Funds
..  Capital Appreciation Fund -- Service Shares
..  High Income Fund -- Service Shares

Panorama Series Fund, Inc.:
..  International Growth Fund -- Service Shares

[LOGO] PUTNAM INVESTMENTS

Putnam Variable Trust
..  Putnam VT Growth and Income Fund -- Class IB Shares
..  Putnam VT International Equity Fund -- Class IB Shares
..  Putnam VT New Opportunities Fund -- Class IB Shares
..  Putnam VT New Value Fund -- Class IB Shares
..  Putnam VT Voyager Fund -- Class IB Shares

   [LOGO]
W&R
TARGET FUNDS
--------------
Waddell & Reed

W&R Target Funds, Inc.
..  W&R Asset Strategy Portfolio
..  W&R Balanced Portfolio
..  W&R Core Equity Portfolio
..  W&R Growth Portfolio
..  W&R International Growth Portfolio
..  W&R International Value Portfolio
..  W&R Micro Cap Growth Portfolio
..  W&R Science and Technology Portfolio
..  W&R Small Cap Growth Portfolio
..  W&R Small Cap Value Portfolio
..  W&R Value Portfolio



    This prospectus must be accompanied by the current prospectuses of the Funds. You should read the prospectus carefully and retain it for future reference.

    The Policy has not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   [LOGO] MINNESOTA LIFE
    400 Robert Street North . St. Paul, Minnesota 55101-2098
    Ph 651/665-3500 . http:/www.minnesotalife.com

    Dated: May 1, 2007

Table of Contents

     Summary of Benefits and Risks                                                           1

     General Descriptions                                                                    5
           Minnesota Life Insurance Company                                                  5
           Variable Life Account                                                             6
           The Funds                                                                         6
           Additions, Deletions or Substitutions                                             9
           The Guaranteed Interest Account                                                  10
           Payments Made by Underlying Mutual Funds                                         11


       Detailed Information about the Variable Adjustable Life Survivor Insurance Policy    12
           Adjustable Life Insurance                                                        12
           Policy Adjustments                                                               13
           Applications and Policy Issue                                                    15
           Policy Premiums                                                                  16
           Account Value                                                                    19
           Death Benefit Options                                                            23
           Policy Loans                                                                     24
           Surrender                                                                        25
           Free Look                                                                        26
           Policy Charges                                                                   26
           Other Policy Provisions                                                          28
           Additional Benefits                                                              30

     Other Matters                                                                          31
           Federal Tax Status                                                               31
           Voting Rights                                                                    35
           Compensation Paid for the Sale of Policies                                       36
           Legal Proceedings                                                                37
           Registration Statement                                                           37

     Statement of Additional Information                                                    38

                 [This page has been left blank intentionally]

Summary of Benefits and Risks

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a variable adjustable life second death insurance policy called VAL Survivor providing a death benefit on the second death. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner and the beneficiary and the right to make policy adjustments. This kind of policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle.

What are some of the benefits of the Policy?

The Policy described in this prospectus combines a guaranteed plan of insurance, flexible administrative procedures, and significant and useful market sensitive investment features.

What is the guaranteed plan of insurance?

For any given level of premium, face amount and death benefit option, we guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which you must pay premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have insurance coverage for life, with premiums payable for 30 years. See "Adjustable Life Insurance" on page 12.

What makes the Policy "Adjustable"?

The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option that you need. Based on these three factors, we will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. See "Policy Adjustments" on page 13.

The maximum plan of insurance available is a whole life plan where the Policy becomes paid-up after the payment of ten annual base premiums. The minimum plan of insurance that we offer at original issue is a protection plan that provides guaranteed insurance coverage for ten years with premiums payable for ten years. See "Adjustable Life Insurance" on page 12. A protection plan of insurance guarantees insurance coverage and a certain premium level, for a specified number of years, always less than for whole life. A protection plan offers the most insurance protection with the lowest initial level of premiums and with the least cash value.

For any given face amount and death benefit option, you may select a premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up.

What makes the Policy "Variable"?

The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the

Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See "Variable Life Account" and "Funds" on page 6.

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed interest account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed interest account, you do not bear the risk that adverse investment performance will depreciate the account value. See "The Guaranteed Interest Account" on page 10.

What death benefit options are offered under the Policy?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.

The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased account values. The death benefit will vary only if necessary to satisfy the definition of life insurance.

The Protection Option provides a variable death benefit equal to the guaranteed face amount plus the policy value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased account values. See "Death Benefit Options" on page 23.

Do you have access to your policy values?

Yes. Your policy value is the account value plus any policy loan. See "Account Value" on page 19. You may transfer account values among the available investment options, make a partial surrender of the account values, or surrender the Policy. There may be a Surrender Charge when the Policy is surrendered. See "Transfers" on page 21 and "Surrender" on page 25. You may also borrow up to 90 percent of your policy value less surrender charge as a policy loan. See "Policy Loans" on page 24. Some of these transactions may have significant tax consequences. See "Federal Tax Status" on page 31.

What are some of the risks of the Policy?

There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the Policy. See "Account Value" on page 19.

There is a risk that a Policy will terminate. This will occur if there is insufficient account value to cover policy charges, or if there is no account value when there is a policy loan. Policy loans may increase the risk that the Policy will terminate. If a Policy with a substantial loan terminates, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See "Policy Premiums" on page 16.

You may fully surrender the Policy; in some situations there will be a Surrender Charge. Surrendering your Policy may have significant tax consequences.

You may make a partial surrender of the account values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the account value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See "Federal Tax Status" on page 31.

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are not constructively received until they are actually received.

There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status" on page 31.

Summary Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Policy, pay premiums, surrender the Policy, adjust the Policy or make transfers between the investment options.

         Charge             When Charge is Deducted        Amount Deducted
Premium Charge             Upon premium payment       Maximum of 5.75 percent
                                                      of premium in all years(1)
Policy Adjustment          At policy adjustment for   $95
Transaction Charge(2)      changes in premium, face
                           amount, plan of
                           insurance, and death
                           benefit option
Partial Surrender          At partial surrender       Lesser of $25 or 2
Transaction Charge                                    percent of partial
                                                      surrender amount
Transfer Transaction       At transfer of cash values Maximum of $25; currently
Charge                                                $10(3)
Surrender Charge           At policy surrender or     Maximum of the sum of all
                           termination                monthly Policy Issue
                                                      Charges, remaining unpaid
                                                      from the time of
                                                      surrender or termination
                                                      to the end of the
                                                      applicable ten year
                                                      period(4)

(1) The premium charge applies to base premiums and non-repeating premiums. It does not apply to premiums for Additional Benefits. See "Additional Benefits" on page 30. This charge is currently 5.75 percent on base premiums and 3 percent on non-repeating premiums. Base premiums are premiums paid for the basic policy before any premiums for additional benefits. Non-repeating premiums are premiums paid in addition to planned premiums.

(2) See "Policy Adjustments" on page 13.

(3) The transfer transaction charge only applies to non-systematic transfers in excess of 12 per year. See "Transfers" on page 21.

(4) The Policy Issue Charge is assessed during the first ten years after policy issue or policy adjustment involving an increase in premium or net amount at risk. See Periodic Charges table below. If the Policy is terminated or surrendered during that ten year period, we will assess a Surrender Charge. The maximum Surrender Charge is the sum of all monthly Policy Issue Charges, remaining unpaid from the time of surrender or termination to the end of the applicable ten year period. This amount will not be adjusted for present value.

       Periodic Charges Other Than Investment Option Operating Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

         Charge             When Charge is Deducted        Amount Deducted
Monthly Policy Charge      Monthly                    Maximum of $15 plus $0.03
                                                      per $1,000 of face
                                                      amount; currently $10
                                                      plus $0.02 per $1,000 of
                                                      face amount
Policy Issue Charge(1)     Monthly                    Maximum of $2.80 and
                                                      minimum of $0.08 per
                                                      $1,000 of face amount

                                                      The charge for a
                                                      representative male and
                                                      female nonsmoker standard
                                                      risk age 50 would be
                                                      $0.25 per $1,000 of face
                                                      amount
Cost of Insurance Charge   Monthly                    Maximum of $83.33 and
                                                      minimum of $0.00 per
                                                      $1,000 of net amount at
                                                      risk(2)

                                                      The charge for a
                                                      representative male and
                                                      female nonsmoker standard
                                                      risk age 50 would be
                                                      $0.02 per $1,000 of net
                                                      amount at risk(3)
Cash Extra Charge(3)       Monthly                    Maximum of $76 and
                                                      minimum of $0.00 per
                                                      $1,000 of net amount at
                                                      risk(2)

                                                      The charge for a
                                                      representative male and
                                                      female nonsmoker risk age
                                                      50 would be $0.01 per
                                                      $1,000 of face amount(3)
Mortality and Expense      Daily                      An annual rate of 0.50
Risk Charge                                           percent of average daily
                                                      net assets of Variable
                                                      Life Account
Loan Interest Charge(4)    Annually and upon policy   Loan interest accrues
                           adjustment                 daily at an annual rate
                                                      of 5 percent of loan
                                                      amount
Additional Benefits:
 a)Waiver of Premium       Upon premium payment        a)Maximum of $11.24 and
   Agreement                                             minimum of $0.12 per
                                                         $1,000 of face amount
                                                         annually

                                                      The charge for a
                                                      representative male
                                                      nonsmoker age 40 would be
                                                      $0.94 per $1,000 of face
                                                      amount annually(3)

         Charge             When Charge is Deducted        Amount Deducted
 b)Estate Preservation     Upon premium payment        b)Maximum of $30.24 and
   Agreement                                             minimum of $0.05 per
                                                         $1,000 of agreement
                                                         coverage annually
                                                         before term election.
                                                         The charge for a
                                                         representative male
                                                         and female nonsmoker
                                                         age 45 would be $0.12
                                                         per $1,000 of
                                                         agreement coverage
                                                         annually

                                                      Maximum of $269.80 and
                                                      minimum of $0.31 per
                                                      $1,000 after election
                                                      annually. The charge for
                                                      a representative male
                                                      nonsmoker age 65 would be
                                                      $4.70 per $1,000
                                                      annually(3)

(1) A Policy Issue Charge is assessed during the first ten years after policy issue or policy adjustment involving an increase in premium or in the net amount at risk. The charge varies by the ages and underwriting classes of the insureds. The charge may not be representative of the charge for particular insureds. More information regarding the charge for specific insureds is available upon request to us.

(2) Net amount at risk is defined as death benefit minus policy value.

(3) The charge varies by the ages and underwriting classes of the insureds. The charge may not be representative of the charge for particular insureds. More information regarding the charge for specific insureds is available upon request to us.

(4) See "Policy Loan Interest" on page 24.

                 Total Annual Operating Expenses of the Funds

This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.

                           Charge                 Minimum Maximum
                   Total Fees and Expenses(1)      0.49%   1.72%

(1) The total fees and expenses include the investment management fee, distribution (12b-1) fee and other expense for the Funds.

General Descriptions

Minnesota Life Insurance Company

We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company, a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named Minnesota Mutual Companies, Inc. The Minnesota Mutual
Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named Minnesota Life Insurance Company. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named Securian Financial Group, Inc., which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

Variable Life Account

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

The Funds

Below is a list of the Portfolios and their investment adviser or sub-adviser. Prospectuses for the Funds must accompany this Prospectus. You should carefully read these prospectuses before investing in the Policy.

                               Investment                 Investment
     Fund/Portfolio              Adviser                  Sub-Adviser
     --------------            ----------                 -----------
   Advantus Series
   Fund, Inc.:
   Bond Portfolio       Advantus Capital
                          Management, Inc.
   Index 400 Mid-Cap    Advantus Capital
     Portfolio            Management, Inc.
   Index 500 Portfolio  Advantus Capital
                          Management, Inc.
   International Bond   Advantus Capital           Augustus Asset Managers
     Portfolio            Management, Inc.         Limited
   Money Market         Advantus Capital
     Portfolio            Management, Inc.
   Mortgage Securities  Advantus Capital
     Portfolio            Management, Inc.
   Real Estate          Advantus Capital
     Securities           Management, Inc.
     Portfolio

                               Investment                 Investment
     Fund/Portfolio              Adviser                  Sub-Adviser
     --------------            ----------                 -----------
   AIM Variable
   Insurance Funds:
   AIM V.I. Basic       A I M Advisors, Inc.
     Balanced Fund -
     Series II Shares
   AIM V.I. Capital     A I M Advisors, Inc.
     Appreciation Fund
     - Series II Shares
   AIM V.I. Core        A I M Advisors, Inc.
     Equity Fund -
     Series II Shares
   American Century Variable Portfolios, Inc.:
   VP Income & Growth   American Century
     Fund - Class II      Investment
     Shares             Management, Inc.
   VP Ultra(R) Fund -   American Century
     Class II Shares      Investment
                        Management, Inc.
   VP Value Fund -      American Century
     Class II Shares      Investment
                        Management, Inc.
   Credit Suisse Trust:
   Global Small Cap     Credit Suisse Asset
     Portfolio            Management, LLC
   Fidelity(R) Variable Insurance Products Funds:
   Contrafund(R)        Fidelity Management &
     Portfolio -        Research Company, FMR
     Service Class 2    Co., Inc., Fidelity
     Shares             Management & Research
                        (U.K.) Inc. (FMR U.K.),
                        Fidelity Research &
                        Analysis Company,
                        Fidelity International
                        Investment Advisors
                        (FIIA), Fidelity
                        International Investment
                        Advisors (U.K.) Limited
                        (FIIA(U.K.)L), Fidelity
                        Investments Japan Limited
                        (FIJ)
   Equity-Income        Fidelity Management &
     Portfolio -        Research Company, FMR
     Service Class 2    Co., Inc., Fidelity
     Shares             Management & Research
                        (U.K.) Inc. (FMR U.K.),
                        Fidelity Research &
                        Analysis Company,
                        Fidelity International
                        Investment Advisors
                        (FIIA), Fidelity
                        International Investment
                        Advisors (U.K.) Limited
                        (FIIA(U.K.)L), Fidelity
                        Investments Japan Limited
                        (FIJ)
   Mid Cap Portfolio -  Fidelity Management &
     Service Class 2    Research Company, FMR
     Shares             Co., Inc., Fidelity
                        Management & Research
                        (U.K.) Inc. (FMR U.K.),
                        Fidelity Research &
                        Analysis Company,
                        Fidelity International
                        Investment Advisors
                        (FIIA), Fidelity
                        International Investment
                        Advisors (U.K.) Limited
                        (FIIA(U.K.)L), Fidelity
                        Investments Japan Limited
                        (FIJ)

                                Investment                  Investment
     Fund/Portfolio               Adviser                   Sub-Adviser
     --------------             ----------                  -----------
   Franklin Templeton Variable Insurance Products
   Trust:
   Franklin Large Cap    Franklin Advisers, Inc.
     Growth Securities
     Fund - Class 2
     Shares
   Franklin Small-Mid    Franklin Advisers, Inc.
     Cap Growth
     Securities Fund -
     Class 2 Shares
   Mutual Shares         Franklin Mutual Advisers,
     Securities Fund -     LLC
     Class 2 Shares
   Templeton             Templeton Asset
     Developing            Management Ltd.
     Markets
     Securities Fund -
     Class 2 Shares
   Templeton Global      Templeton Investment
     Asset Allocation      Counsel, LLC
     Fund - Class 2
     Shares
   Janus Aspen Series:
   Balanced Portfolio    Janus Capital Management
     - Service Shares      LLC
   Forty Portfolio -     Janus Capital Management
     Service Shares        LLC
   International         Janus Capital Management
     Growth Portfolio      LLC
     - Service Shares
   MFS(R) Variable Insurance Trust/sm/:
   Investors Growth      Massachusetts Financial
     Stock Series -        Services
     Service Shares      Company
   Mid Cap Growth        Massachusetts Financial
     Series - Service      Services
     Shares              Company
   New Discovery         Massachusetts Financial
     Series - Service      Services
     Shares              Company
   Value Series -        Massachusetts Financial
     Service Shares        Services
                         Company
   Oppenheimer Variable Account Funds:
   Capital               OppenheimerFunds, Inc.
     Appreciation Fund
     - Service Shares
   High Income Fund -    OppenheimerFunds, Inc.
     Service Shares
   Panorama Series Fund, Inc.:
   International         OppenheimerFunds, Inc.
     Growth Fund -
     Service Shares
   Putnam Variable Trust:
   Putnam VT Growth      Putnam Investment
     and Income Fund -     Management, LLC
     Class IB Shares
   Putnam VT             Putnam Investment
     International         Management, LLC
     Equity - Class IB
     Shares
   Putnam VT New         Putnam Investment
     Opportunities         Management, LLC
     Fund - Class IB
     Shares
   Putnam VT New Value   Putnam Investment
     Fund - Class IB       Management, LLC
     Shares
   Putnam VT Voyager     Putnam Investment
     Fund - Class IB       Management, LLC
     Shares

                               Investment                 Investment
     Fund/Portfolio              Adviser                  Sub-Adviser
     --------------            ----------                 -----------
   W&R Target Funds, Inc.:
   W&R Asset Strategy   Waddell & Reed Investment
     Portfolio          Management Company
   W&R Balanced         Waddell & Reed Investment
     Portfolio          Management Company
   W&R Core Equity      Waddell & Reed Investment
     Portfolio          Management Company
   W&R Growth Portfolio Waddell & Reed Investment
                        Management Company
   W&R International    Waddell & Reed Investment
     Growth Portfolio   Management Company
   W&R International    Waddell & Reed Investment  Templeton Investment
     Value Portfolio    Management Company         Counsel, LLC
   W&R Micro Cap        Waddell & Reed Investment  Wall Street Associates
     Growth Portfolio   Management Company
   W&R Science and      Waddell & Reed Investment
     Technology         Management Company
     Portfolio
   W&R Small Cap        Waddell & Reed Investment
     Growth Portfolio   Management Company
   W&R Small Cap Value  Waddell & Reed Investment  BlackRock Capital
     Portfolio          Management Company         Management, Inc.
   W&R Value Portfolio  Waddell & Reed Investment
                        Management Company

Additions, Deletions or Substitutions

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

The Guaranteed Interest Account

The guaranteed interest account is a general account option. You may allocate net premiums and may transfer your account value subject to Policy limitations to the guaranteed interest account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed interest account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed interest account. Disclosures regarding the guaranteed interest account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a VAL Survivor insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed interest account, please see the VAL Survivor Policy.

General Account Description Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed interest account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed interest account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

General Account Value We bear the full investment risk for amounts allocated to the guaranteed interest account. We guarantee that interest credited to each policy owner's account value in the

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

guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 3 percent per year, and may not do so. Any interest credited on the Policy's account value in the guaranteed interest account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your account value in the guaranteed interest account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per year.

Payments Made by Underlying Mutual Funds

We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Life Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by us. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.35 percent of fund assets held in the Variable Life Account.

We took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when we determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual funds offered in the Policy currently pay 12b-1 fees to us, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to us.

We consider profitability when determining the charges in the Policy. In early Policy years, we do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy years. In general, our profit will be greater the longer a Policy is held and the greater a Policy's investment return.

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Detailed Information about the
Variable Adjustable Life Survivor Insurance Policy

Adjustable Life Insurance

This Policy pays a death benefit at the death of the second to die of two named insureds. This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you plan to pay. Based on your selection of the premium, face amount and death benefit option, we will calculate the guaranteed plan of insurance.

Generally speaking, as long as premiums are paid as planned, a plan of insurance refers to the period during which insurance is guaranteed and the period during which you have planned to pay premiums. In defining the guaranteed plan of insurance, we use certain assumptions for mortality, expenses and investment returns. The tabular value represents what the policy value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows you the flexibility to customize a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of ages, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

Flexibility at Issue Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. This flexibility results in a broad range of plans of insurance.

Whole life plans of insurance provide life insurance in an amount at least equal to the face amount at the second death whenever that occurs. Premiums may be payable for a specified number of years or until the second death.

Protection plans of insurance provide life insurance in an amount at least equal to the face amount for a specified period, with premiums payable for the same specified period.

The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully paid-up Policy after the payment of ten annual base premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the death benefit until the second death, provided there is no policy indebtedness.

Examples of whole life plans include Policies which become paid-up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up.

Your Policy may contain the Enhanced Guarantee Choice Agreement which provides for an improved guaranteed plan of insurance if you elect to participate in an Acceptable Allocation Program (AAP). For whole life plans of insurance, an improved guaranteed plan of insurance means that premiums are required for a shorter period of time; for protection plans of insurance, an improved guaranteed plan of insurance means that the specified period of coverage will be longer. For each AAP, we will choose a specific group of sub-accounts and determine the proportion of all transactions that will be allocated to each of those sub-accounts. You will have several AAPs from which to choose. In order to preserve the chosen proportion, you must agree to certain limitations regarding the allocation of premiums, transfers of policy values, allocation of partial surrenders, allocation of policy loans, and allocation of monthly charges described elsewhere in this prospectus. From time to time we may change the AAPs which we offer.

The lowest annual base premium allowed for any plan of insurance is $600. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a death benefit for a period of ten years from the policy date.

The minimum initial face amount on a Policy is $200,000.

Policy Adjustments

Adjustable life insurance policies allow you to change the premium, face amount or the death benefit option of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount, the death benefit option or your premium. Any of those changes will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period or the guaranteed period of coverage may be lengthened or shortened.

Changes in premium, face amount or the death benefit option are referred to as policy adjustments. A partial surrender of a Policy's cash value, an adjustment so that there are no further base premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments. All adjustments may be made singly or in combination with another.

If you add or remove the Enhanced Guarantee Choice Agreement or change to another AAP, we will adjust the policy. The face amount and premium of the policy will remain unchanged, but the resulting plan of insurance may be different as a result of the policy adjustment.

Ordinarily the payment of a non-repeating premium does not cause an adjustment to the Policy; however, when a non-repeating premium is received in connection with a Section 1035 exchange, we will automatically adjust your Policy.

When a Policy is adjusted, we compute the new plan of insurance, face amount or premium amount. If your Policy has the Cash Option and a partial surrender of account value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust your Policy so that the base premium is zero. An adjustment providing for no further base premium is also referred to as a "stop premium" mode and is described in "Non-Payment of Premiums and Termination" under "Policy Premiums." Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

In computing a new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "tabular value" or 75 percent of the Policy's "policy value" at the time of the change. The "policy value" is the account value of the Policy plus the amount of any policy loan, while the "tabular value" is the value underlying the guaranteed plan of insurance. If 75 percent of the policy value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. If 75 percent of the policy value is less than the tabular value, using the tabular value ensures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.

Any adjustment will result in a redetermination of a Policy's tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the policy value or the tabular value prior to that adjustment, plus any non-repeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment. For any policy adjustment on a policy with the Enhanced Guarantee Choice Agreement, we will calculate a new plan of insurance on the basis of the greater of the tabular value or 80 percent of the policy value. After the adjustment, the new tabular value will equal the greater of 80 percent of the policy value or the old tabular value.

On adjustment, you may request a new Policy face amount. In the absence of your instructions, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option, we will reduce the face amount by the amount of any partial surrender. With the Protection Option, we will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, premium, plan of insurance and attained ages of both insureds.

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. We will process your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

Restrictions on Adjustments An adjustment must satisfy certain limitations on premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. We reserve the right to change these limitations from time to time.

(1) Any adjustment for a change of premium must result in a change of the annual premium of at least $300.

(2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $600.

(3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $50,000, except for a partial surrender.

(4) An adjustment may not result in more than a paid-up whole life plan for the current face amount.

(5) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years.

(6) After an adjustment involving an increase in premium or net amount of risk, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment.

(7) An adjustment to stop premium requires that a Policy have an account value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary, unless the next anniversary is less than four months following the adjustment date. In that case there must be sufficient account value to keep the Policy in force until the second anniversary following the adjustment date.

(8) After any adjustment, other than those described in (6) and (7), the Policy must provide insurance to the later of: (a) the anniversary at or following four months from the date of adjustment; or (b) ten years from the policy date.

(9) No adjustments may be made during the first policy year.

Proof of Insurability We require proof of insurability for all adjustments resulting in an increase in death benefit. In addition, except for partial surrenders to pay premiums on any benefits and riders, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a non-repeating premium is paid if the death benefit of your Policy increases as a result of the payment of a non-repeating premium.

We may also require evidence of insurability to change underwriting classification or to add additional benefits.

Charges in Connection with Policy Adjustments In connection with a policy adjustment, we will make a $95 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium or net amount at risk, we will assess a policy issue charge for an adjustment. See "Policy Charges."

The chart below illustrates the effect of certain policy adjustments:

             Adjustment                 Effect
             Decrease the face amount   The guaranteed period of
             and keep premiums the same coverage will generally
                        OR              be longer
             Keep the face amount the              OR
             same and increase premiums The premium paying period
                        OR              will generally be shorter
             Keep the face amount and
             premiums the same, and
             switch from the
             Protection Option to the
             Cash Option
             Increase the face amount   The guaranteed period of
             and keep premiums the same coverage will generally
                        OR              be shorter
             Keep the face amount the              OR
             same and decrease premiums The premium payment
                        OR              period will generally be
             Keep the face amount and   longer
             premiums the same, and
             switch from the Cash
             Option to the Protection
             Option

Applications and Policy Issue

Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $200,000 and we require an annual base premium on each Policy of at least $600. The minimum plan of insurance at policy issue is a protection plan of insurance which has a level face amount for a period of ten years. Both insureds must be between age 20 and age 90 inclusive when the policy is issued. Before issuing any Policy, we require evidence of insurability on both insureds satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and premium due dates.

If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, and a listing of any additional benefits are stated on the policy information pages of the policy form, page 1.

Policy Premiums

The Policies have a level premium. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed in "Restrictions on Adjustments" under "Policy Adjustments," you may choose to adjust the Policy at any time and alter the amount of future premiums.

The initial premium will depend on the Policy's initial face amount, the death benefit option, the plan of insurance, the ages at issue, genders, risk classifications and tobacco use of each insured and the additional benefits associated with the Policy. The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, insurance may be in effect under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.

Premiums on the Policy are payable on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A premium may be paid no earlier than twenty days prior to the date that it is due. You may pay the premium during the 61-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 61-day grace period. Insurance will continue during this 61-day period. If the second death occurs during the 61-day period, we will deduct unpaid policy charges for that period from the death proceeds. If premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the account value has decreased to zero. However, should the account value decrease to zero while there is an outstanding policy loan the Policy will terminate, even if the Policy was paid-up and all premiums had been paid.

Charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and non-repeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed interest account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. See "Federal Tax Status." To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed interest account or sub-accounts of the Variable Life Account.

You select your allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request, by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours, or by contacting us through our Internet Online Service Center. The allocation to the guaranteed interest account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment involving an increase in premium. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, we will allocate net premiums to the money market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. We also reserve the right to restrict the allocation of premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

If you have a policy with the Enhanced Guarantee Choice Agreement, you must allocate net premiums according to the Acceptable Allocation Program that you have chosen. You may change to another Acceptable Allocation Program once every three years.

Non-repeating Premiums The Policy also allows a policy owner to pay a premium called a non-repeating premium. This payment of premium is in addition to the planned premiums. The payment of a non-repeating premium will increase the policy values you have available for investment in the Fund. The maximum non-repeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the face amount.

We will bill annually, semi-annually or quarterly for non-repeating premiums if a Policy has a total annual premium of at least $2,400 and if the total annual amount billed for non-repeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each non-repeating premium must be at least $50.

We may impose additional restrictions or refuse to permit non-repeating premiums at our discretion.

The payment of a non-repeating premium may have Federal income tax consequences. See "Federal Tax Status."

Paid-Up Policies A Policy is paid-up when no additional premiums are required to provide the face amount of insurance. We may or may not accept additional premiums. However, the account value of a paid-up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the account value decreases to zero, a loan repayment may be required to keep the Policy in force. See "Policy Loans."

We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice.

Non-Payment of Premiums and Termination If your Policy has an Automatic Premium Loan (APL) provision, and if a premium is not paid by the end of the 61 day grace period, we will make an automatic premium loan. In order to do this, the amount available for a loan must be enough to pay at least a quarterly premium and any policy loan interest due. We will make automatic premium loans unless you have requested us not to. See "Policy Loans."

If there is not enough loan value to make an Automatic Premium Loan, we will automatically adjust your Policy to stop paying base premiums. Your Policy must have sufficient account value to pay all monthly charges until the next policy anniversary unless the next anniversary is less than four months following the adjustment date. If the next anniversary is less than four months following the adjustment date, there must be sufficient account value to pay all monthly charges until the second anniversary following the adjustment date. The Policy will be adjusted on the basis of no additional base premium and, unless you instruct us otherwise, we will maintain the death benefit in effect at the time of the adjustment. You will be required to pay premiums for additional benefits.

If there is not sufficient account value to adjust to stop premium, you will have a grace period of 61 days from the premium due date during which you may make a payment sufficient to keep the Policy in force. We will send a notice to you stating the amount of payment required to keep your Policy in force. If the payment is not made by the end of the 61 day grace period, your Policy will terminate. However, even if your Policy terminates, we will pay you any remaining surrender value as described in " Payment of Proceeds" under "Other Policy Provisions."

If your Policy does not have an Automatic Premium Loan provision, and if a premium is not paid by the end of the 61 day grace period, we will automatically adjust your Policy to stop paying base premiums. Your Policy must have sufficient account value to pay all monthly charges until the next policy anniversary unless the next anniversary is less than four months following the adjustment date. If the next anniversary is less than four months following the adjustment date, there must be sufficient account value to pay all monthly charges until the second anniversary following the adjustment date. The Policy will be adjusted on the basis of no additional base premium and, unless you instruct us otherwise, we will maintain the death benefit in effect at the time of the adjustment. You will be required to pay premiums for additional benefits. If there is not sufficient account value to adjust to stop premium, you will have a grace period of 61 days from the premium due date during which you may make a payment sufficient to keep the Policy in force. We will send a notice to you stating the amount of payment required to keep your Policy in force. If the payment is not made by the end of the 61 day grace period, your Policy will terminate. However, even if your Policy terminates, we will pay you any remaining surrender value as described in " Payment of Proceeds" under "Other Policy Provisions."

In addition, your Policy will terminate if it has indebtedness and no account value. See "Policy Loans."

Reinstatement At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid. We will require:

   (1) your written request to reinstate the Policy; and

   (2) that you submit to us at our home office during the lifetime of both insureds evidence satisfactory to us of the insurability of both insureds so that we may have time to act on the evidence during the lifetime of both insureds; and

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   (3) a payment which is equal to any unpaid monthly charges at the end of the grace period, all back premiums for additional benefits and all back policy issue charges, all with interest at the reinstatement rate shown on page 1 of the Policy; and

   (4) a payment sufficient to pay all premiums due on your Policy to your next policy anniversary but no less than a quarterly premium; and

   (5) if necessary, a payment that would assure that the resulting guaranteed plan of insurance after the reinstatement satisfies the plan limitations at reinstatement.

The plan limitations at reinstatement require that, after reinstatement, the Policy must provide a level face amount of insurance to the latest of:

   (1) ten years from the policy date; or

   (2) the anniversary at or following ten years from the most recent adjustment that resulted in an increase in either the base premium or net amount at risk; or

   (3) the anniversary at or following four months from the reinstatement.

Account Value

The Policy has an account value which varies with the investment experience of the guaranteed interest account and the sub-accounts of the Variable Life Account. The account value equals the value of the guaranteed interest account and the value of the sub-accounts of the Variable Life Account. It is determined separately for the account value of your guaranteed interest account and for the account value of your separate account. The account value of the separate account will include all sub-accounts of the Variable Life Account. However, account value does not include the loan account. See "Policy Loans."

Unlike a traditional fixed benefit life insurance policy, a Policy's account value cannot be determined in advance, even if premiums are paid as planned, because the account value of the separate account varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the account value of the separate account of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

Upon request, we will tell you the account value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's account values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing.

The account value of the guaranteed interest account is the sum of all net premium payments allocated to the guaranteed interest account. This amount will be increased by any interest, asset credits, loan repayments, policy loan interest credits and transfers into the guaranteed interest account. Asset credits are determined using experience factors based on anticipated mortality, expenses and investment returns. Asset credits are not guaranteed. Currently the amount credited is 1/12 of an annual percentage which varies between 0.35 percent and 0.75 percent depending on the amount of the account value.

This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against the account value of your guaranteed interest account. We credit interest on the account value of the guaranteed interest account of your Policy daily at a rate of not less than 3 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest

                                                                        Page 19

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to the account value of the guaranteed interest account. The account value of the guaranteed interest account is guaranteed by us. It cannot be reduced by any investment experience of the general account.

We determine each portion of the account value of the separate account separately. The account value of the separate account is not guaranteed. We determine the account value of the separate account by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, non-repeating premiums, asset credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the Policy is surrendered or terminated.

The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

   (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

   (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

   (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:

   (1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

   (2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds and

   (3) customary national business holidays on which the New York Stock Exchange is closed for trading.

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Although the account value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the second death and on a policy adjustment, surrender, and termination. When the policy value is determined, we will assess and update to the date of the transaction those charges made against and credits to your account value, namely the monthly policy charge, the policy issue charge, the cost of insurance charge, the cash extra charge, the surrender charge (if applicable) and the asset credit. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, policy charges, and the existence of policy loans.

Transfers The Policy allows for transfers of the account value between the guaranteed interest account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed interest account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your account value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

We reserve the right to limit the amount to be transferred to or from a sub-account or the guaranteed interest account to at least $250. If the account value in an account is less than $250, the entire account value attributable to that sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account account value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $25, for each transfer of account value among the sub-accounts and the guaranteed interest account. Currently, there is no charge for systematic transfers. There is a $10 charge only for non-systematic transfers in excess of 12 per year.

If you have a policy with the Enhanced Guarantee Choice Agreement, we will automatically rebalance your sub-accounts quarterly. No other transfers will be permitted.

Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission at (651) 665-4194, or by contacting us through our Internet Online Service Center.

Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

We reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account. In addition, transfers to or from the guaranteed interest account may be limited to one such transfer per policy year.

Transfers to or from the guaranteed interest account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

Market-Timing and Disruptive Trading This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term policy owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of - or otherwise modify, condition or terminate - any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your Policy. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);
  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
  . whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
  .  the number of transfers in the previous calendar quarter;
  . whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the

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future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Death Benefit Options

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The death benefit will never be less than the minimum death benefit required under Section 7702 of the Internal Revenue Code so that the Policy qualifies as a life insurance policy under the cash value accumulation test. Under that test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to the account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor depending on the age, gender and risk class of each insured at any point in time, multiplied by the account value.

Cash Option  Under the Cash Option, the death benefit will be the larger of:

   (a) the face amount at the time of the second death; or

   (b) the minimum death benefit required to qualify under Section 7702.

The death benefit will not vary unless the death benefit is the minimum death benefit required under Section 7702.

Protection Option Under the Protection Option, the death benefit will be the larger of:

   (a) the face amount, plus the policy value, at the time of the second death;
       or

   (b) the minimum death benefit required to qualify under Section 7702.

The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options you select.

The Protection Option is only available until the policy anniversary nearest the younger insured's age 120; at that time we will convert the death benefit option to the Cash Option.

Choosing the Death Benefit Option The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing account values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. Given the same face amount and premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. But under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger account value which exists at the time of the second death because of the favorable policy performance.

You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that you provide us with satisfactory evidence of the insurability of both insureds before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See "Federal Tax Status."

Policy Loans

You may borrow from us using only your Policy as the security for the loan. The total amount of all loans you request may not exceed 90 percent of your policy value less the surrender charge. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See "Federal Tax Status."

The policy value is the account value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

When you take a loan, we will reduce both the death benefit and the account value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from the account value of the guaranteed interest account and the account value of the separate account on a pro-rata basis, and from each sub-account in the separate account on a pro-rata basis. If you have a policy with the Enhanced Guarantee Choice Agreement, we will take all policy loans on a pro-rata basis.

The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account balance is the sum of all outstanding loans under the Policy, and it continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your account value and any policy loan.

The account value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause the account value of the separate account to decline to zero. If your Policy has indebtedness and no account value, the Policy will terminate and there may be adverse tax consequences; see "Federal Tax Status." In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

Policy Loan Interest The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered. Currently the interest rate is 5 percent.

Policy loan interest is due:

  .  on the date of the second death

  .  on a policy adjustment, surrender, termination, or policy loan transaction

  .  on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your account value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

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

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to your account value as of the date of the second death, on a policy adjustment, surrender, termination, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed interest account and separate account following your instructions for the allocation of net premiums.

Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more, we will credit your loan at a rate which is equal to the policy loan rate minus .25 percent per year.

Policy loans may also be used as automatic premium loans to keep your Policy on a premium paying basis if a premium is unpaid at the end of the grace period. We will make automatic premium loans unless you have requested us not to. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, we will follow the procedures described in "Non-Payment of Premiums and Termination" under "Policy Premiums."

Policy Loan Repayments If your Policy is in force, you may repay your loan in part or in full at any time before the second death. Your loan may also be repaid within 60 days after the date of the second death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed interest account until all loans from the guaranteed interest account have been repaid. Thereafter we allocate loan repayments to the guaranteed interest account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the account value of the guaranteed interest account and the account value of the separate account on a pro-rata basis, and to each sub-account in the separate account on a pro-rata basis. We reserve the right to restrict the amount of any loan repayment allocated to the guaranteed interest account.

Loan repayments reduce your loan account by the amount of the loan repayment.

A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.

Surrender

You may request a surrender or partial surrender of your Policy at any time while either insured is living. The surrender value of the Policy is the account value plus asset credits and loan interest credits and minus unpaid loan interest and any unpaid policy charges which are assessed against the account value and less the surrender charge. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option.

If you surrender your Policy during the ten year period following policy issue or following a policy adjustment that resulted in an increase in base premium or net amount at risk, we will assess a surrender charge. See "Policy Charges."

We also permit a partial surrender of the account value of the Policy in any amount of $500 or more. The maximum partial surrender is the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and account value and, unless otherwise instructed, the existing level of premium payments.

We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay premiums on any benefits and riders issued as part of the Policy. Transaction charges otherwise applicable to such a partial surrender are also waived.

On a partial surrender, you may tell us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed interest account. If you do not, we will deduct partial surrenders from the account value of the guaranteed interest account and the account value of the separate account on a pro-rata basis, and from each sub-account of the separate account on a pro-rata basis. If you have a policy with the Enhanced Guarantee Choice Agreement, we will deduct all partial surrenders on a pro-rata basis. We reserve the right to restrict the amount of any partial surrender taken from the guaranteed interest account. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

We will pay a surrender or partial surrender as soon as possible, but not later than seven days after we receive your written request for surrender. However, if any portion of the account value to be surrendered is attributable to a premium or non-repeating premium payment made by nonguaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

Free Look

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent within 30 days after you receive it.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under "Policy Adjustments," and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within 30 days after you receive it. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

Policy Charges

Premium Charges From base and non-repeating premiums, we deduct a premium charge not to exceed 5.75 percent of each premium. Non-repeating premiums are currently subject to a premium charge of 3 percent. See "Policy Premiums," and the "Transaction Fees Table" under "Summary of Benefits and Risks." This charge is designed to cover sales commissions in early policy years and other charges related to premiums in later policy years, such as administrative expenses and taxes.

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

Account Value Charges We assess against your account value (1) a monthly policy charge, (2) a policy issue charge, (3) a cost of insurance charge, (4) a cash extra charge, (5) certain transaction charges, and (6) a surrender charge.

   (1) The monthly policy charge will not exceed $15.00 plus $0.03 per $1,000 of face amount. This charge is to cover certain administrative expenses, including those attributable to the records we create and maintain for your Policy.

   (2) The policy issue charge is shown in the schedule on page 1 of the Policy and applies for the first ten years of the Policy following issue and policy adjustments that result in an increase in base premium or net amount at risk. This charge is to recover the expense of issuing, underwriting and distributing the Policy.

   (3) The cost of insurance charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the age, gender and risk class of each insured. The net amount at risk varies with investment performance, payment of premiums and policy charges. The rate will not exceed the rate shown in the Maximum Monthly Cost of Insurance Rates table on page 1 of the Policy. This charge compensates us for providing the death benefit under this Policy.

   (4) The cash extra charge is a monthly charge which compensates us for providing the death benefit when certain mortality risks exceed the standard. If there is one, the cash extra charge will be shown on page 1 of your Policy.

   (5) Transaction Charges:

       (a)A policy adjustment transaction charge of $95 is charged at every policy adjustment. This charge is for expenses associated with processing a policy adjustment. See "Policy Adjustments." If an adjustment results in an increase in base premium, face amount or net amount at risk, there will also be a new policy issue charge. See "Account Value Charges."

       (b)A partial surrender transaction charge of the lesser of $25 or 2 percent of the amount of the partial surrender is charged at a partial surrender. This charge is for expenses associated with processing a partial surrender.

       (c)A transfer transaction charge of no more that $25 is charged for each transfer of account value among the guaranteed interest account and the sub-accounts of the separate account. Currently there is a $10 charge only for non-systematic transfers in excess of 12 per year. This charge is for expenses associated with processing a transfer.

   (6) A surrender charge is shown in the schedule on page 1 of the Policy and applies for the first ten years of the Policy following issue and policy adjustments that result in an increase in base premium or net amount at risk. The maximum surrender charge is the sum of all monthly Policy Issue Charges, remaining unpaid from the time of surrender or termination to the end of the applicable ten year period. This amount will not be adjusted for present value. This charge is to recover any policy issue charges that have not yet been assessed.

We assess the monthly policy charge, policy issue charge, cost of insurance charge and cash extra charge against your account value monthly on the monthly policy anniversary and on the occurrence of the second death, policy surrender, or policy termination. Transaction charges for a policy adjustment, a partial surrender or a transfer are assessed against your account value at the time of a policy adjustment, a partial surrender or a transfer. Transaction charges for a transfer are assessed against the amount transferred. A surrender charge is assessed against the account value when the policy is surrendered or terminates.

                                                                        Page 27

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Ordinarily, we assess charges against the account value of the guaranteed interest account and the account value of the separate account on a pro-rata basis and from each sub-account in the separate account on a pro-rata basis. However, if you instruct us in writing, we will assess the monthly policy charge, the policy issue charge, the cost of insurance charge and the cash extra charge against the guaranteed interest account or the sub-account(s) that you specify. If you have a policy with the Enhanced Guarantee Choice Agreement, we will assess all monthly charges on a pro-rata basis.

Separate Account Charges We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.

We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

Portfolio Company Charges Charges are deducted from and expenses paid out of the assets of the Fund Portfolio companies, as described in the prospectus for those companies.

Charges for Additional Benefits Charges for Additional Benefits are shown in the "Summary Fee Tables" under "Summary of Benefits and Risks." See "Additional Benefits."

Other Policy Provisions

Beneficiary When we receive proof satisfactory to us of the second death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

If a beneficiary dies before the second death, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries living at the second death will be eligible to share in the death proceeds. If no beneficiary is living at the second death we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the second death occurs before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

Payment of Proceeds The amount payable as death proceeds upon the second death will be the death benefit provided by the Policy, plus any additional insurance payable at the second death provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the cash option is in effect at the second death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the second death occurred to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the

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death proceeds, which are determined as of the date of the second death, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

   (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

   (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the second death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on single sum death proceeds from the date of the second death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.

The proceeds of a Policy may be paid in other than a single sum and you may, until the second death, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $50.

Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

    Option 1 -- Interest Payments

    We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

    Option 2 -- Payments for a Specified Period

    We will make payments for a specified number of years.

    Option 3 -- Life Income

    We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant.

    Option 4 -- Payments of a Specified Amount

    We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the second death.

The minimum amount of interest we will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as we determine.

Assignment The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

Misstatement of Age or Gender If the age or gender of either insured has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the correct age or gender.

Incontestability After a Policy has been in force during the lifetime of both insureds for two years from the original policy date, we may not contest the Policy, except for fraud. However, if there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, we may contest that policy adjustment, reinstatement or change for two years with respect to information provided at that time, during the lifetime of both insureds, from the effective date of the policy adjustment, reinstatement or change.

Suicide If either insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, and if either insured dies by suicide within two years from the effective date of the policy adjustment, reinstatement or change, our liability with respect to the policy adjustment, reinstatement or change will be limited to an amount equal to the premiums paid for the policy adjustment, reinstatement or change.

Reports At least once each year we will send you a report. This report will include the account value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

Additional Benefits

You may be able to obtain additional policy benefits, subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

Waiver of Premium Agreement The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the covered insured's disability. You may add the waiver on either or both insureds.

Enhanced Guarantee Choice Agreement The Enhanced Guarantee Choice Agreement requires no additional premium and provides for an improved guaranteed plan of insurance if you elect to participate in an Acceptable Allocation Program
(AAP). For each AAP, we will choose a specific group of sub-accounts and determine the proportion of all transactions that will be allocated to each of those sub-accounts. You will have several AAPs from which to choose. In order to preserve the chosen proportion, you must agree to certain limitations regarding the allocation of premiums, transfers of policy values, allocation of partial surrenders, allocation of policy loans, and allocation of monthly charges described elsewhere in this prospectus. From time to time we may change the AAPs which we offer.

Estate Preservation Agreement The Estate Preservation Agreement permits you to purchase additional four-year term insurance on the death of the designated insured, without evidence of

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

insurability. This right to purchase additional term insurance extends for a period of 90 days after the death of that person. Typically, the person you designate will be the younger of the two persons insured under this Policy. In the event that both insureds under this Policy die simultaneously, we will pay nothing under this Agreement. The Estate Preservation Agreement is useful if there is a need to have the Policy owned initially by one or both of the insureds and subsequently to change the ownership to a trust.

Other Matters

Federal Tax Status

Introduction The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

Taxation of Minnesota Life and the Variable Life Account We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

Tax Status of Policies Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under
Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.

Owner Control In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.

Diversification of Investments In addition, the Code requires that the investments of the Variable Life Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits On the death of the second insured, we believe that the death benefit provided by the Policies will be excludable from the gross second income of the beneficiary under Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from cash option to protection option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is terminated or surrendered.

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

A complete surrender or partial surrender of the account values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or termination of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.

Modified Endowment Contracts It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you receive, such as cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.

Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.

The modified endowment contract provisions of the Code apply to all Policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is

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subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed interest account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any non-repeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

Multiple Policies Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

Withholding To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Taxes The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.

In addition, the tax consequences associated with a Policy remaining in force after the younger insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

Other Transactions Changing the Policy owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

Voting Rights

We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's account value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Compensation Paid for the Sale of Policies

Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.

Payments to Registered Representatives of Securian Financial Commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 2 percent.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, insurance benefits, and other benefits based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

Payments to Broker-Dealers We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.

Legal Proceedings

As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

Registration Statement

We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Statement of Additional Information

A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at:
Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.

The table of contents for the Statement of Additional Information is as follows:
     General Information and History
     Additional Information about Operation of Contracts and Registrant Underwriters
     Additional Information about Charges
     Illustrations
     Financial Statements

Investment Company Act No. 811-4585

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                                 Dwayne C. Radel
                       Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.

                              Dykema Gossett PLLC
                                Franklin Square
                                 Suite 300 West
                               1300 I Street N W
                             Washington, D.C. 20005


                       Statement of Additional Information


           The date of this document and the prospectus is: May 1, 2007


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges


Illustrations

Financial Statements


                                                                   VAL Survivor

General Information and History

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account ("Variable Life Account"), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.


The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

Additional Information about Operation of Contracts and Registrant

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

Underwriters

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.


Commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 2 percent. Amounts paid by Minnesota Life to the underwriter for 2006, 2005 and 2004 were $60,348,680, $60,563,494 and $55,987,595, respectively, which include amounts paid for other contracts issued through the Minnesota Life Variable Life Account.


In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of up to .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

Additional Information About Charges

a) Sales Load
See the description of the policy issue charge in the prospectus.

b) Underwriting Procedures We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates.

The basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 2001 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

c) Increases in Face Amount

An increase in face amount is a policy adjustment and is subject to a $95 transaction charge. An increase in face amount will also result in a new policy issue charge.

Illustrations

An illustration is provided for two standard non-tobacco risks, a male age 55 and a female age 55. The illustration shows the projected policy values, death benefits and premiums. The Cash Death Benefit Option is shown. The plan of insurance for the illustration is a protection plan, with an initial face amount of $2,400,000 and a premium of $25,000. We show the illustration based on both guaranteed maximum and current charges, and we include all charges.

Guaranteed maximum cost of insurance charges will vary by the age, sex and risk class of each insured. We use the male, female and unisex smoker-distinct 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of each insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The illustration shows how actual policy values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent and 6 percent. The actual policy values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy. The illustration assumes scheduled premiums are paid when due.


The amounts shown for the hypothetical cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustration is at an annual rate of .50 percent. The investment management fee illustrated is .68 percent and represents the arithmetic average of the annual fee charged for all portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .13 percent, representing the arithmetic average of the 2006 expense ratios of the portfolios of the Funds. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .24 percent and represent the arithmetic average of those fees charged for portfolios of the Funds. Therefore, gross annual rates of return of 0 percent and 6 percent correspond to approximate net annual rates of return of -1.55 percent and 4.45 percent.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent and 6 percent than it does now.

Upon request, we will furnish a personalized illustration based upon the age, sex and risk classification of each insured, and on the face amount, premium, death benefit option, plan of insurance and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insureds' actual situation. For example, illustrations for insureds who are tobacco users or who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insureds may be the same age as the proposed insureds in our sample illustrations.

                                  VAL-SURVIVOR
                        DEATH BENEFIT OPTION-CASH OPTION
                          MALE NON-TOBACCO ISSUE AGE 55
                         FEMALE NON-TOBACCO ISSUE AGE 55
                        INITIAL FACE AMOUNT - $2,400,000

                          $25,000 INITIAL BASE PREMIUM



                              USING CURRENT CHARGES

                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -



                                   0% Gross                                6% Gross
                                  -1.55% Net                               4.45% Net

                                       CASH                                    CASH
POL   ATTDAGE     BASE     ACCOUNT   SURRENDER      DEATH       ACCOUNT      SURRENDER       DEATH
YR   #1     #2   PREMIUM    VALUE      VALUE       BENEFIT       VALUE         VALUE        BENEFIT
--  ----------   --------  --------  ---------   -----------  -----------   -----------   -----------
1     56    56   $ 25,000  $ 17,292  $       0   $ 2,400,000  $    18,546   $       283   $ 2,400,000
2     57    57     25,000    34,341          0     2,400,000       37,953         1,428     2,400,000
3     58    58     25,000    51,140     14,040     2,400,000       58,254        21,154     2,400,000
4     59    59     25,000    67,678     35,877     2,400,000       79,479        47,679     2,400,000
5     60    60     25,000    83,934     57,433     2,400,000      101,655        75,155     2,400,000

6     61    61     25,000    99,891     78,691     2,400,000      124,835       103,635     2,400,000
7     62    62     25,000   115,545     99,645     2,400,000      149,046       133,146     2,400,000
8     63    63     25,000   130,863    120,263     2,400,000      174,306       163,706     2,400,000
9     64    64     25,000   145,815    140,515     2,400,000      200,637       195,337     2,400,000
10    65    65     25,000   160,359    160,359     2,400,000      228,055       228,055     2,400,000

15    70    70     25,000   250,915    250,915     2,400,000      412,017       412,017     2,400,000
20    75    75     25,000   317,982    317,982     2,400,000      630,477       630,477     2,400,000
25    80    80     25,000   333,238    333,238     2,400,000      871,910       871,910     2,400,000
30    85    85     25,000   229,478    229,478     2,400,000    1,106,715     1,106,715     2,400,000
35    90    90     25,000         0          0             0    1,284,544     1,284,544     2,400,000

40    95    95     25,000         0          0             0    1,316,496     1,316,496     2,400,000
45   100   100     25,000         0          0             0      977,765       977,765     2,400,000
50   105   105          0         0          0             0            0             0             0
55   110   110          0         0          0             0            0             0             0
60   115   115          0         0          0             0            0             0             0

65   120   120          0         0          0             0            0             0             0


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0% and 6% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                  VAL-SURVIVOR
                        DEATH BENEFIT OPTION-CASH OPTION
                          MALE NON-TOBACCO ISSUE AGE 55
                         FEMALE NON-TOBACCO ISSUE AGE 55
                        INITIAL FACE AMOUNT - $2,400,000

                         $25,000 INITIAL BASE PREMIUM


                        USING GUARANTEED MAXIMUM CHARGES

                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -


                                     0% Gross                                6% Gross
                                    -1.55% Net                               4.45% Net

                                       CASH                                    CASH
POL   ATTDAGE     BASE     ACCOUNT   SURRENDER      DEATH       ACCOUNT      SURRENDER       DEATH
YR   #1     #2   PREMIUM    VALUE      VALUE       BENEFIT       VALUE         VALUE        BENEFIT
--  ----------   --------  --------  ---------   -----------  -----------   -----------   -----------
1     56     56  $ 25,000  $ 16,837  $       0   $ 2,400,000  $    18,076   $         0   $ 2,400,000
2     57     57    25,000    33,268          0     2,400,000       36,807           282     2,400,000
3     58     58    25,000    49,255     12,154     2,400,000       56,177        19,077     2,400,000
4     59     59    25,000    64,762     32,962     2,400,000       76,174        44,373     2,400,000
5     60     60    25,000    79,749     53,248     2,400,000       96,774        70,274     2,400,000

6     61     61    25,000    94,159     72,958     2,400,000      117,944        96,744     2,400,000
7     62     62    25,000   107,919     92,019     2,400,000      139,627       123,727     2,400,000
8     63     63    25,000   120,936    110,336     2,400,000      161,746       151,146     2,400,000
9     64     64    25,000   133,104    127,804     2,400,000      184,209       178,909     2,400,000
10    65     65    25,000   144,314    144,314     2,400,000      206,915       206,915     2,400,000

15    70     70    25,000   206,672    206,672     2,400,000      349,007       349,007     2,400,000
20    75     75    25,000   211,931    211,931     2,400,000      473,672       473,672     2,400,000
25    80     80    25,000    91,727     91,727     2,400,000      514,885       514,885     2,400,000
30    85     85    25,000         0          0             0      289,199       289,199     2,400,000
35    90     90         0         0          0             0            0             0             0

40    95     95         0         0          0             0            0             0             0
45   100    100         0         0          0             0            0             0             0
50   105    105         0         0          0             0            0             0             0
55   110    110         0         0          0             0            0             0             0
60   115    115         0         0          0             0            0             0             0

65   120    120         0         0          0             0            0             0             0


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0% and 6% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Financial Statements


The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Life Account as of December 31, 2006, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Life Account (the Variable Account) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2006 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Life Account as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
March 23, 2007

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                                                          SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                                           ADVANTUS
                                                         ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS      ADVANTUS       REAL
                                            ADVANTUS      MONEY       INDEX        MORTGAGE   INTERNATIONAL   INDEX 400     ESTATE
                                              BOND        MARKET       500        SECURITIES      BOND         MID-CAP    SECURITIES
                                           -----------  ----------  -----------  -----------  -------------  -----------  ----------
               ASSETS
Investments in shares of Advantus Series
   Fund, Inc.:
   Bond Portfolio, 61,559,962 shares at
      net asset value of $1.54 per share
      (cost $81,289,547)                   $95,062,125          --           --           --            --            --          --
   Money Market Portfolio, 36,580,360
      shares at net asset value of $1.00
      per share (cost $36,580,360)                  --  36,580,360           --           --            --            --          --
   Index 500 Portfolio, 59,297,458 shares
      at net asset value of $4.59 per
      share (cost $202,605,657)                     --          --  272,075,179           --            --            --          --
   Mortgage Securities Portfolio,
      40,362,583 shares at net asset
      value of $1.52 per share
      (cost $51,890,538)                            --          --           --   61,503,778            --            --          --
   International Bond Portfolio,
      9,731,871 shares at net asset value
      of $1.38 per share
      (cost $11,662,956)                            --          --           --           --    13,414,245            --          --
   Index 400 Mid-Cap Portfolio,
      26,261,162 shares at net asset
      value of $1.84 per share
      (cost $35,028,144)                            --          --           --           --            --    48,365,918          --
   Real Estate Securities Portfolio,
      18,128,081 shares at net asset
      value of $2.86 per share
      (cost $29,439,735)                            --          --           --           --            --            --  51,913,767
                                           -----------  ----------  -----------   ----------    ----------    ----------  ----------
                                            95,062,125  36,580,360  272,075,179   61,503,778    13,414,245    48,365,918  51,913,767
Receivable from Minnesota Life for Policy
   purchase payments                           121,367          --      148,580          482        16,841       107,657      62,514
Receivable for investments sold                     --      60,730           --           --            --            --          --
                                           -----------  ----------  -----------   ----------    ----------    ----------  ----------
      Total assets                          95,183,492  36,641,090  272,223,759   61,504,260    13,431,086    48,473,575  51,976,281
                                           -----------  ----------  -----------   ----------    ----------    ----------  ----------
               LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    --      60,730           --           --            --            --          --
Payable for investments purchased              121,367          --      148,580          482        16,841       107,657      62,514
                                           -----------  ----------  -----------   ----------    ----------    ----------  ----------
      Total liabilities                        121,367      60,730      148,580          482        16,841       107,657      62,514
                                           -----------  ----------  -----------   ----------    ----------    ----------  ----------
      Net assets applicable to policy
         owners                            $95,062,125  36,580,360  272,075,179   61,503,778    13,414,245    48,365,918  51,913,767
                                           ===========  ==========  ===========   ==========    ==========    ==========  ==========
          POLICY OWNERS' EQUITY
      Total Policy Owners' equity
         (notes 5 and 6)                   $95,062,125  36,580,360  272,075,179   61,503,778    13,414,245    48,365,918  51,913,767
                                           ===========  ==========  ===========   ==========    ==========    ==========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                           ------------------------------------------------------------------------------------
                                                                                  AIM V.I.    AMERICAN
                                                        AIM V.I.                    DENT       CENTURY    AMERICAN    AMERICAN
                                           AIM V.I.     CAPITAL      AIM V.I.   DEMOGRAPHIC    INCOME      CENTURY     CENTURY
                                           BALANCED  APPRECIATION  CORE EQUITY     TRENDS    AND GROWTH     ULTRA       VALUE
                                           --------  ------------  -----------  -----------  ----------  ----------  ----------
                  ASSETS
Investments in shares of the AIM Variable
   Insurance Funds:
   Balanced Fund, 71,047 shares at net
      asset value of $11.84 per share
      (cost $760,488)                      $841,198            --          --            --          --          --          --
   Capital Appreciation Fund, 161,940
      shares at net asset value of
      $25.91 per share (cost $3,742,615)         --     4,195,865          --            --          --          --          --
   Core Equity Fund, 19,262 shares at
      net asset value of $27.02 per
      share (cost $446,773)                      --            --     520,464            --          --          --          --
Investments in shares of the American
   Century Variable Portfolios, Inc.:
   Income and Growth Fund, 258,247
      shares at net asset value
      of $8.62 per share
      (cost $1,909,604)                          --            --          --            --   2,226,085          --          --
   Ultra Fund, 2,501,400 shares at net
      asset value of $9.98 per share
      (cost $24,442,505)                         --            --          --            --          --  24,963,975          --
   Value Fund, 1,680,647 shares at net
   asset value of $8.73 per share
   (cost $13,451,320)                            --            --          --            --          --          --  14,672,045
                                           --------    ----------     -------           ---   ---------  ----------  ----------
                                            841,198     4,195,865     520,464            --   2,226,085  24,963,975  14,672,045
Receivable from Minnesota Life for Policy
   purchase payments                             --        11,576          --            --          --      56,354      51,719
Receivable for investments sold                 161            --          83            --       1,728          --          --
                                           --------    ----------     -------           ---   ---------  ----------  ----------
   Total assets                             841,359     4,207,441     520,547            --   2,227,813  25,020,329  14,723,764
                                           --------    ----------     -------           ---   ---------  ----------  ----------
               LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                161            --          83            --       1,728          --          --
Payable for investments purchased                --        11,576          --            --          --      56,354      51,719
                                           --------    ----------     -------           ---   ---------  ----------  ----------
   Total liabilities                            161        11,576          83            --       1,728      56,354      51,719
                                           --------    ----------     -------           ---   ---------  ----------  ----------
   Net assets applicable to policy owners  $841,198     4,195,865     520,464            --   2,226,085  24,963,975  14,672,045
                                           ========    ==========     =======           ===   =========  ==========  ==========
          POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                      $841,198     4,195,865     520,464            --   2,226,085  24,963,975  14,672,045
                                           ========    ==========     =======           ===   =========  ==========  ==========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                                  FRANKLIN    FRANKLIN
                                           CREDIT SUISSE   FIDELITY                   FIDELITY    LARGE CAP    MUTUAL     FRANKLIN
                                              GLOBAL         VIP       FIDELITY VIP      VIP       GROWTH      SHARES    SMALL-MID
                                             SMALL CAP    CONTRAFUND  EQUITY-INCOME    MID-CAP   SECURITIES  SECURITIES     CAP
                                           -------------  ----------  -------------  ----------  ----------  ----------  ----------
                  ASSETS
Investments in shares of Credit Suisse
   Trust:
   Global Small Cap Portfolio, 311,235
      shares at net asset value of
      $14.66 per share
      (cost $3,752,410)                      $4,562,712           --           --            --          --        --          --
Investments in shares of Fidelity
   Variable Insurance Products
   Fund:
   Contrafund Portfolio, 2,655,823
      shares at net asset value of
      $31.11 per share
      (cost $69,922,068)                            --    82,622,650           --            --          --        --          --
   Equity Income Portfolio, 2,726,857
      shares at net asset value of
      $25.87 per share
      (cost $62,769,687)                            --           --    70,543,793            --          --          --          --
   Mid-Cap Portfolio, 1,660,301 shares
      at net asset value of
      $34.25 per share
      (cost $46,724,073)                            --           --            --    56,865,294          --          --          --
Investments in shares of Franklin
   Templeton Variable Insurance Products
   Trust:
   Large Cap Growth Securities Fund,
      236,823 shares at net asset
      value of $16.47 per share
      (cost $3,492,835)                             --           --           --            --    3,900,482          --          --
   Mutual Shares Securities Fund,
      916,712 shares at net asset
      value of $20.47 per share
      (cost $16,005,633)                            --           --           --            --           --  18,765,092          --
   Small-Mid Cap Fund, 941,981 shares
      at net asset value of $22.13 per
      share (cost $15,910,734)                      --           --           --            --           --          --  20,846,047
                                            ----------    ----------   ----------    ----------   ---------  ----------  ----------
                                             4,562,712    82,622,650   70,543,793    56,865,294   3,900,482  18,765,092  20,846,047

Receivable from Minnesota Life for Policy
   purchase payments                            33,556        14,801      117,326        39,501          --      13,480          --
Receivable for investments sold                     --            --           --            --       4,737          --      21,147
                                            ----------    ----------   ----------    ----------   ---------  ----------  ----------
      Total assets                           4,596,268    82,637,451   70,661,119    56,904,795   3,905,219  18,778,572  20,867,194
                                            ----------    ----------   ----------    ----------   ---------  ----------  ----------
               LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    --            --           --            --       4,737          --      21,147
Payable for investments purchased               33,556        14,801      117,326        39,501          --      13,480          --
                                            ----------    ----------   ----------    ----------   ---------  ----------  ----------
      Total liabilities                         33,556        14,801      117,326        39,501       4,737      13,480      21,147
                                            ----------    ----------   ----------    ----------   ---------  ----------  ----------
      Net assets applicable to policy
         owners                             $4,562,712    82,622,650   70,543,793    56,865,294   3,900,482  18,765,092  20,846,047
                                            ==========    ==========   ==========    ==========   =========  ==========  ==========
          POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                       $4,562,712    82,622,650   70,543,793    56,865,294   3,900,482  18,765,092  20,846,047
                                            ==========    ==========   ==========    ==========   =========  ==========  ==========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                            TEMPLETON                                             JANUS
                                            DEVELOPING    TEMPLETON     JANUS       JANUS         ASPEN          MFS         MFS
                                             MARKETS    GLOBAL ASSET    ASPEN       ASPEN     INTERNATIONAL    INVESTORS   MID CAP
                                            SECURITIES   ALLOCATION    BALANCED     FORTY        GROWTH      GROWTH STOCK  GROWTH
                                           -----------  ------------  ----------  ----------  -------------  ------------  -------
                 ASSETS
Investments in shares of Franklin
   Templeton Variable Insurance
   Products Trust:
   Developing Mkts Securities Fund,
      2,746,676 shares at net asset value
      of $13.79 per share
      (cost $22,886,222)                   $37,876,666           --           --          --            --           --         --
   Global Asset Allocation Fund, 601,430
      shares at net asset value of $21.75
      per share (cost $11,768,014)                  --   13,081,112           --          --            --           --         --
Investments in shares of Janus Aspen
   Series - Service Shares:
   Balanced Portfolio, 43,726 shares at
      net asset value of $28.83 per share
      (cost $1,171,699)                             --           --    1,260,624          --            --           --         --
   Forty Portfolio, 1,264,944 shares at
      net asset value of $29.91 per share
      (cost $30,379,601)                            --           --           --  37,834,481            --           --         --
   International Growth Portfolio,
      1,229,081 shares at net asset value
      of $50.61 per share
      (cost $37,358,480)                            --           --           --          --    62,203,774           --         --
Investments in shares of MFS Variable
   Insurance Trust:
   Investors Growth Stock Series, 84,821
      shares at net asset value of
      $10.43 per share (cost $774,299)              --           --           --          --            --      884,683         --
   Mid Cap Growth Series, 121,115 shares
      at net asset value of $7.13 per
      share (cost $824,623)                         --           --           --          --            --           --    863,553
                                           -----------   ----------    ---------  ----------    ----------      -------    -------
                                            37,876,666   13,081,112    1,260,624  37,834,481    62,203,774      884,683    863,553
Receivable from Minnesota Life for Policy
   purchase payments                            53,241        3,506        8,497      17,000        99,324           --        785
Receivable for investments sold                     --           --           --          --            --          305         --
                                           -----------   ----------    ---------  ----------    ----------      -------    -------
      Total assets                          37,929,907   13,084,618    1,269,121  37,851,481    62,303,098      884,988    864,338
                                           -----------   ----------    ---------  ----------    ----------      -------    -------
              LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    --           --           --          --            --          305         --
Payable for investments purchased               53,241        3,506        8,497      17,000        99,324           --        785
                                           -----------   ----------    ---------  ----------    ----------      -------    -------
      Total liabilities                         53,241        3,506        8,497      17,000        99,324          305        785
                                           -----------   ----------    ---------  ----------    ----------      -------    -------
      Net assets applicable to
         policy owners                     $37,876,666   13,081,112    1,260,624  37,834,481    62,203,774      884,683    863,553
                                           ===========   ==========    =========  ==========    ==========      =======    =======
         POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                      $37,876,666   13,081,112    1,260,624  37,834,481    62,203,774      884,683    863,553
                                           ===========   ==========    =========  ==========    ==========      =======    =======

See accompanying notes to financial statements.

                                                                              SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                               PUTNAM
                                                                                                                 VT
                                               MFS                   OPPENHEIMER                OPPENHEIMER    GROWTH    PUTNAM VT
                                               NEW          MFS       CAPITAL     OPPENHEIMER  INTERNATIONAL     AND   INTERNATIONAL
                                            DISCOVERY      VALUE    APPRECIATION  HIGH INCOME      GROWTH      INCOME     GROWTH
                                           -----------  ----------  ------------  -----------  -------------  -------  -------------
                 ASSETS
Investments in shares of the MFS Variable
   Insurance Trust:
   New Discovery Series, 590,744 shares
      at net asset value of $17.15 per
      share (cost $8,576,408)              $10,131,253          --           --           --             --        --           --
   Value Series, 1,062,148 shares at net
      asset value of $14.42 per share
      (cost $12,883,100)                            --  15,316,170           --           --             --        --           --
Investments in shares of the Oppenheimer
   Variable Account Funds:
   Capital Appreciation Fund, 125,336
      shares at net asset value of $41.09
      per share (cost $4,604,723)                   --          --    5,150,040           --             --        --           --
   High Income Fund, 1,017,102 shares at
      net asset value of $8.50 per share
      (cost $8,428,452)                             --          --           --    8,645,366             --        --           --
Investments in shares of the Panorama
   Series Funds, Inc.:
   International Growth, 5,227,263 shares
      at net asset value of $1.97 per
      share (cost $7,607,503)                       --          --           --           --     10,297,708        --           --
Investments in shares of the Putnam
   Variable Trust:
   Putnam Growth and Income Fund, 28,249
      shares at net asset value of $29.36
      per share (cost $720,811)                     --          --           --           --             --   829,378           --
   International Growth Fund, 339,375
      shares at net asset value of $20.64
      per share (cost $5,085,511)                   --          --           --           --             --        --    7,004,707
                                           -----------  ----------    ---------    ---------     ----------   -------    ---------
                                            10,131,253  15,316,170    5,150,040    8,645,366     10,297,708   829,378    7,004,707
Receivable from Minnesota Life for Policy
   purchase payments                             2,509      16,109          795       13,577          9,052        --          172
Receivable for investments sold                     --          --           --           --             --       466           --
                                           -----------  ----------    ---------    ---------     ----------   -------    ---------
      Total assets                          10,133,762  15,332,279    5,150,835    8,658,943     10,306,760   829,844    7,004,879
                                           -----------  ----------    ---------    ---------     ----------   -------    ---------
             LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    --          --           --           --             --       466           --
Payable for investments purchased                2,509      16,109          795       13,577          9,052        --          172
                                           -----------  ----------    ---------    ---------     ----------   -------    ---------
      Total liabilities                          2,509      16,109          795       13,577          9,052       466          172
                                           -----------  ----------    ---------    ---------     ----------   -------    ---------
      Net assets applicable to
         policy owners                     $10,131,253  15,316,170    5,150,040    8,645,366     10,297,708   829,378    7,004,707
                                           ===========  ==========    =========    =========     ==========   =======    =========
         POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                      $10,131,253  15,316,170    5,150,040    8,645,366     10,297,708   829,378    7,004,707
                                           ===========  ==========    =========    =========     ==========   =======    =========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                           --------------------------------------------------------------------------------------
                                              PUTNAM       PUTNAM                                          WADDELL      WADDELL
                                                VT           VT      PUTNAM      WADDELL     WADDELL       & REED       & REED
                                                NEW          NEW       VT        & REED      & REED     INTERNATIONAL  SMALL CAP
                                           OPPORTUNITIES    VALUE    VOYAGER    BALANCED     GROWTH         VALUE       GROWTH
                                           -------------  ---------  -------  -----------  -----------  -------------  ----------
                 ASSETS
Investments in shares of the Putnam
   Variable Trust:
   New Opportunities Fund, 15,318 shares
      at net asset value of $20.04 per
      share (cost $281,541)                   $306,966           --       --           --           --            --
   New Value Fund, 258,421 shares at net
      asset value of $18.34 per share
      (cost $4,258,160)                             --    4,739,433       --           --           --            --
   Voyager Fund, 20,285 shares at net
      asset value of $30.07 per share
      (cost $587,609)                               --           --  609,983           --           --            --
Investments in shares of the Waddell &
   Reed Target Funds, Inc.:
   Balanced Portfolio, 17,475,357 shares
      at net asset value of $8.71 per
      share (cost $136,004,677)                     --           --       --  152,131,716           --            --           --
   Growth Portfolio, 18,942,148 shares at
      net asset value of $9.78 per share
      (cost $172,692,072)                           --           --       --           --  185,288,302            --           --
   International Value Portfolio,
      9,351,665 shares at net asset value
      of $22.78 per share
      (cost $151,669,236)                           --           --       --           --          --    213,037,472           --
   Small Cap Growth Portfolio, 9,943,377
      shares at net asset value of $9.98
      per share (cost $94,119,768)                  --           --       --           --          --             --   99,187,173
                                              --------    ---------  -------  -----------  -----------   -----------   ----------
                                               306,966    4,739,433  609,983  152,131,716  185,288,302   213,037,472   99,187,173
Receivable from Minnesota Life for Policy
   purchase payments                                --           --      199           --       27,017        53,903           --
Receivable for investments sold                     31       24,738       --       24,659           --            --       43,283
                                              --------    ---------  -------  -----------  -----------   -----------   ----------
      Total assets                             306,997    4,764,171  610,182  152,156,375  185,315,319   213,091,375   99,230,456
                                              --------    ---------  -------  -----------  -----------   -----------   ----------
              LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                    31       24,738       --       24,659           --            --       43,283
Payable for investments purchased                   --           --      199           --       27,017        53,903           --
                                              --------    ---------  -------  -----------  -----------   -----------   ----------
      Total liabilities                             31       24,738      199       24,659       27,017        53,903       43,283
                                              --------    ---------  -------  -----------  -----------   -----------   ----------
      Net assets applicable to policy
         owners                               $306,966    4,739,433  609,983  152,131,716  185,288,302   213,037,472   99,187,173
                                              ========    =========  =======  ===========  ===========   ===========   ==========
          POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                         $306,966    4,739,433  609,983  152,131,716  185,288,302   213,037,472   99,187,173
                                              ========    =========  =======  ===========  ===========   ===========   ==========

See accompanying notes to financial statements.

                                                                              SEGREGATED SUB-ACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                                          WADDELL     WADDELL                  WADDELL      WADDELL       WADDELL
                                             WADDELL      & REED      & REED      WADDELL      & REED       & REED        & REED
                                             & REED      MICRO-CAP   SMALL CAP    & REED        ASSET    INTERNATIONAL   SCIENCE &
                                              VALUE       GROWTH       VALUE    CORE EQUITY   STRATEGY      GROWTH      TECHNOLOGY
                                           -----------  ----------  ----------  -----------  ----------  -------------  ----------
                ASSETS
Investments in shares of the Waddell &
   Reed Target Funds, Inc.:
   Value Portfolio, 11,884,650 shares at
      net asset value of $6.74 per share
      (cost $66,177,889)                   $80,137,009          --          --           --          --           --           --
   Micro-Cap Growth Portfolio, 1,083,392
      shares at net asset value of $20.08
      per share (cost $15,323,452)                  --  21,755,494          --           --          --           --           --
   Small Cap Value Portfolio, 4,041,691
      shares at net asset value of $15.69
      per share (cost $58,450,686)                  --          --  63,411,299           --          --           --           --
   Core Equity Portfolio, 1,020,978
      shares at net asset value of $12.55
      per share (cost $10,633,255)                  --          --          --   12,812,360          --           --           --
   Asset Strategy Portfolio, 1,444,135
      shares at net asset value of $8.99
      per share (cost $13,984,616)                  --          --          --           --  12,976,999           --           --
   International Growth Portfolio,
      552,774 shares at net asset value
      of $9.14 per share
      (cost $4,098,585)                             --          --          --           --          --    5,050,029           --
   Science & Technology Portfolio,
      222,288 shares at net asset value
      of $17.72 per share
      (cost $3,635,797)                             --          --          --           --          --           --    3,938,441
                                           -----------  ----------  ----------   ----------  ----------    ---------    ---------
                                            80,137,009  21,755,494  63,411,299   12,812,360  12,976,999    5,050,029    3,938,441
Receivable from Minnesota Life for Policy
   purchase payments                                --      36,368      55,534           --      27,255       11,238          229
Receivable for investments sold                  4,074          --          --        3,753          --           --           --
                                           -----------  ----------  ----------   ----------  ----------    ---------    ---------
      Total assets                          80,141,083  21,791,862  63,466,833   12,816,113  13,004,254    5,061,267    3,938,670
                                           -----------  ----------  ----------   ----------  ----------    ---------    ---------
                LIABILITIES
Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges                 4,074          --          --        3,753          --           --           --
Payable for investments purchased                   --      36,368      55,534           --      27,255       11,238          229
                                           -----------  ----------  ----------   ----------  ----------    ---------    ---------
      Total liabilities                          4,074      36,368      55,534        3,753      27,255       11,238          229
                                           -----------  ----------  ----------   ----------  ----------    ---------    ---------
      Net assets applicable to
         policy owners                     $80,137,009  21,755,494  63,411,299   12,812,360  12,976,999    5,050,029    3,938,441
                                           ===========  ==========  ==========   ==========  ==========    =========    =========
          POLICY OWNERS' EQUITY
   Total Policy Owners' equity
      (notes 5 and 6)                      $80,137,009  21,755,494  63,411,299   12,812,360  12,976,999    5,050,029    3,938,441
                                           ===========  ==========  ==========   ==========  ==========    =========    =========

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

                                                                            SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                          ADVANTUS     ADVANTUS    ADVANTUS     ADVANTUS      ADVANTUS     ADVANTUS
                                             ADVANTUS      MONEY        INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                               BOND        MARKET        500      SECURITIES      BOND         MID-CAP    SECURITIES
                                           -----------  -----------  -----------  ----------  -------------  ----------  -----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $        --    1,013,523           --          --           --            --          --
   Mortality, expense charges and
      administrative charges (note 3)         (443,723)    (116,029)  (1,297,239)   (293,078)     (64,069)     (221,671)   (215,632)
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
      Investment income (loss) - net          (443,723)     897,494   (1,297,239)   (293,078)     (64,069)     (221,671)   (215,632)
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                        --           --           --          --           --            --          --
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                    5,534,112   11,307,610   57,272,508   3,241,606    1,462,883     3,500,341   3,296,231
      Cost of investments sold              (4,592,492) (11,307,610) (45,448,036) (2,741,418)  (1,151,149)   (2,259,317) (1,563,687)
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
                                               941,620           --   11,824,472     500,188      311,734     1,241,024   1,732,544
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
      Net realized gains (losses) on
         investments                           941,620           --   11,824,472     500,188      311,734     1,241,024   1,732,544
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
   Net change in unrealized appreciation
      or depreciation of investments         3,216,486           --   25,737,249   2,574,327      191,495     2,819,897   9,777,654
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
      Net gains (losses) on investments      4,158,106           --   37,561,721   3,074,515      503,229     4,060,921  11,510,198
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
      Net increase (decrease) in net
         assets resulting from operations  $ 3,714,383      897,494   36,264,482   2,781,437      439,160     3,839,250  11,294,566
                                           ===========  ===========  ===========  ==========   ==========    ==========  ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                           -------------------------------------------------------------------------------------
                                                                                  AIM V.I.    AMERICAN
                                                         AIM V.I.    AIM V.I.       DENT       CENTURY     AMERICAN    AMERICAN
                                            AIM V.I.      CAPITAL      CORE     DEMOGRAPHIC    INCOME       CENTURY     CENTURY
                                            BALANCED   APPRECIATION   EQUITY       TRENDS    AND GROWTH      ULTRA       VALUE
                                           ---------   ------------  --------   -----------  ----------   ----------   ---------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $  13,873           --       6,207          --        39,228           --      95,038
   Mortality, expense charges and
      administrative charges (note 3)         (3,784)     (15,808)     (2,447)     (1,060)      (11,850)    (106,292)    (50,339)
                                           ---------     --------    --------    --------    ----------   ----------   ---------
      Investment income (loss) - net          10,089      (15,808)      3,760      (1,060)       27,378     (106,292)     44,699
                                           ---------     --------    --------    --------    ----------   ----------   ---------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                      --           --          --      28,594            --           --     674,163
                                           ---------     --------    --------    --------    ----------   ----------   ---------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                    155,494      810,508     151,460     369,253     1,759,301    1,437,629     659,820
      Cost of investments sold              (139,799)    (646,755)   (130,313)   (363,492)   (1,587,009)  (1,331,816)   (646,495)
                                           ---------     --------    --------    --------    ----------   ----------   ---------
                                              15,695      163,753      21,147       5,761       172,292      105,813      13,325
                                           ---------     --------    --------    --------    ----------   ----------   ---------
      Net realized gains (losses) on
         investments                          15,695      163,753      21,147      34,355       172,292      105,813     687,488
                                           ---------     --------    --------    --------    ----------   ----------   ---------
   Net change in unrealized appreciation
      or depreciation of investments          46,835       87,414      39,949     (23,165)      147,210     (725,063)  1,098,925
                                           ---------     --------    --------    --------    ----------   ----------   ---------
      Net gains (losses) on investments       62,530      251,167      61,096      11,190       319,502     (619,250)  1,786,413
                                           ---------     --------    --------    --------    ----------   ----------   ---------
      Net increase (decrease) in net
         assets resulting from operations  $  72,619      235,359      64,856      10,130       346,880     (725,542)  1,831,112
                                           =========     ========    ========    ========    ==========   ==========   =========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                           -------------------------------------------------------------------------------------
                                             CREDIT                  FIDELITY                  FRANKLIN    FRANKLIN
                                             SUISSE     FIDELITY       VIP        FIDELITY     LARGE CAP    MUTUAL     FRANKLIN
                                             GLOBAL        VIP        EQUITY-        VIP        GROWTH      SHARES     SMALL-MID
                                           SMALL CAP   CONTRAFUND     INCOME       MID-CAP    SECURITIES  SECURITIES      CAP
                                           ---------   ----------   ----------   ----------   ----------  ----------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $      --      732,318    2,068,467       84,320      25,421     277,051           --
   Mortality, expense charges and
      administrative charges (note 3)        (16,943)    (361,919)    (294,593)    (284,955)    (17,226)    (68,491)     (99,142)
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
      Investment income (loss) - net         (16,943)     370,399    1,773,874     (200,635)      8,195     208,560      (99,142)
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                      --    6,412,154    7,121,235    5,622,215          --     338,997           --
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                    502,849    6,173,426    2,207,586   12,783,573     992,708     376,352    1,683,533
      Cost of investments sold              (341,324)  (3,899,019)  (1,810,757)  (7,445,574)   (916,797)   (269,033)  (1,221,299)
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
                                             161,525    2,274,407      396,829    5,337,999      75,911     107,319      462,234
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
      Net realized gains (losses) on
         investments                         161,525    8,686,561    7,518,064   10,960,214      75,911     446,316      462,234
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
   Net change in unrealized appreciation
      or depreciation of investments         319,586   (1,547,398)   1,446,181   (4,776,485)    282,064   1,683,010    1,187,455
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
      Net gains (losses) on investments      481,111    7,139,163    8,964,245    6,183,729     357,975   2,129,326    1,649,689
                                           ---------   ----------   ----------   ----------    --------   ---------   ----------
      Net increase (decrease) in net
         assets resulting from operations  $ 464,168    7,509,562   10,738,119    5,983,094     366,170   2,337,886    1,550,547
                                           =========   ==========   ==========   ==========    ========   =========   ==========

See accompanying notes to financial statements.

                                                                          SEGREGATED SUB-ACCOUNTS
                                           -------------------------------------------------------------------------------------
                                            TEMPLETON     TEMPLETON                               JANUS         MFS
                                            DEVELOPING     GLOBAL       JANUS       JANUS         ASPEN      INVESTORS     MFS
                                             MARKETS        ASSET       ASPEN       ASPEN     INTERNATIONAL    GROWTH    MID CAP
                                            SECURITIES   ALLOCATION   BALANCED      FORTY         GROWTH       STOCK     GROWTH
                                           -----------   ----------   --------   ----------   -------------  ---------  --------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $   341,491      776,103     20,833       51,243       907,985          --         --
   Mortality, expense charges and
      administrative charges (note 3)         (154,214)     (54,977)    (4,790)    (173,112)     (232,774)     (3,979)    (4,170)
                                           -----------   ----------   --------   ----------    ----------    --------   --------
      Investment income (loss) - net           187,277      721,126     16,043     (121,869)      675,211      (3,979)    (4,170)
                                           -----------   ----------   --------   ----------    ----------    --------   --------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                        --      691,337         --           --            --          --     27,585
                                           -----------   ----------   --------   ----------    ----------    --------   --------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                    2,157,482    1,443,057    165,206    2,754,599     2,722,848     131,524    186,215
      Cost of investments sold              (1,028,677)  (1,205,902)  (147,665)  (2,272,268)   (1,603,710)   (117,281)  (162,362)
                                           -----------   ----------   --------   ----------    ----------    --------   --------
                                             1,128,805      237,155     17,541      482,331     1,119,138      14,243     23,853
                                           -----------   ----------   --------   ----------    ----------    --------   --------
      Net realized gains (losses) on
         investments                         1,128,805      928,492     17,541      482,331     1,119,138      14,243     51,438
                                           -----------   ----------   --------   ----------    ----------    --------   --------
   Net change in unrealized appreciation
      or depreciation of investments         6,318,600      443,338     54,494    2,535,180    15,752,212      44,501    (30,091)
                                           -----------   ----------   --------   ----------    ----------    --------   --------
      Net gains (losses) on investments      7,447,405    1,371,830     72,035    3,017,511    16,871,350      58,744     21,347
                                           -----------   ----------   --------   ----------    ----------    --------   --------
      Net increase (decrease) in net
         assets resulting from operations  $ 7,634,682    2,092,956     88,078    2,895,642    17,546,561      54,765     17,177
                                           ===========   ==========   ========   ==========    ==========    ========   ========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                               PUTNAM
                                                                                                                 VT
                                               MFS                   OPPENHEIMER                OPPENHEIMER    GROWTH    PUTNAM VT
                                               NEW         MFS         CAPITAL    OPPENHEIMER  INTERNATIONAL    AND    INTERNATIONAL
                                            DISCOVERY     VALUE     APPRECIATION  HIGH INCOME     GROWTH       INCOME     GROWTH
                                           ----------   ---------   ------------  -----------  -------------  ------   -------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $       --     183,719        6,237      421,994         20,742      9,122       32,341
   Mortality, expense charges and
      administrative charges (note 3)         (42,761)    (59,544)     (19,829)     (33,670)       (35,919)    (3,262)     (27,889)
                                           ----------   ---------     --------     --------      ---------    -------    ---------
      Investment income (loss) - net          (42,761)    124,175      (13,592)     388,324        (15,177)     5,860        4,452
                                           ----------   ---------     --------     --------      ---------    -------    ---------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                  147,888     265,647           --           --             --     14,209           --
                                           ----------   ---------     --------     --------      ---------    -------    ---------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                     592,893     666,182      622,429      332,419        560,088     64,782      620,111
      Cost of investments sold               (497,232)   (503,585)    (549,845)    (347,742)      (369,664)   (52,314)    (408,182)
                                           ----------   ---------     --------     --------      ---------    -------    ---------
                                               95,661     162,597       72,584      (15,323)       190,424     12,468      211,929
                                           ----------   ---------     --------     --------      ---------    -------    ---------
      Net realized gains (losses) on
         investments                          243,549     428,244       72,584      (15,323)       190,424     26,677      211,929
                                           ----------   ---------     --------     --------      ---------    -------    ---------
   Net change in unrealized appreciation
      or depreciation of investments          844,685   1,674,906      293,058      221,061      1,800,768     66,787    1,160,189
                                           ----------   ---------     --------     --------      ---------    -------    ---------
      Net gains (losses) on investments     1,088,234   2,103,150      365,642      205,738      1,991,192     93,464    1,372,118
                                           ----------   ---------     --------     --------      ---------    -------    ---------
      Net increase (decrease) in net
         assets resulting from operations  $1,045,473   2,227,325      352,050      594,062      1,976,015     99,324    1,376,570
                                           ==========   =========     ========     ========      =========    =======    =========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                                                                            WADDELL &     WADDELL &
                                            PUTNAM VT    PUTNAM VT               WADDELL &    WADDELL &        REED         REED
                                               NEW          NEW      PUTNAM VT      REED         REED     INTERNATIONAL   SMALL CAP
                                          OPPORTUNITIES    VALUE      VOYAGER     BALANCED      GROWTH         VALUE       GROWTH
                                          -------------  ---------  ----------  -----------  -----------  -------------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                $     --       23,675        4,843    2,073,813           --    4,584,463            --
   Mortality, expense charges and
      administrative charges (note 3)         (1,177)     (15,512)      (8,550)    (743,640)    (911,012)    (927,021)     (494,423)
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
      Investment income (loss) - net          (1,177)       8,163       (3,707)   1,330,173     (911,012)   3,657,442      (494,423)
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                      --      150,192           --      508,574           --   13,145,447     9,381,893
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                     36,197      415,987    4,234,067   14,871,836   12,290,724    9,674,562     7,677,246
      Cost of investments sold               (30,998)    (354,540)  (3,791,820) (13,791,944) (11,953,784)  (6,568,565)   (6,706,562)
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
                                               5,199       61,447      442,247    1,079,892      336,940    3,105,997       970,684
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
      Net realized gains (losses) on
         investments                           5,199      211,639      442,247    1,588,466      336,940   16,251,444    10,352,577
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
   Net change in unrealized appreciation
      or depreciation of investments          13,525      322,410     (326,477)  12,168,055    8,591,312   28,115,693    (5,592,193)
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
      Net gains (losses) on investments       18,724      534,049      115,770   13,756,521    8,928,252   44,367,137     4,760,384
                                            --------     --------   ----------  -----------  -----------   ----------    ----------
      Net increase (decrease) in net
         assets resulting from operations   $ 17,547      542,212      112,063   15,086,694    8,017,240   48,024,579     4,265,961
                                            ========     ========   ==========  ===========  ===========   ==========    ==========

See accompanying notes to financial statements.

                                                                              SEGREGATED SUB-ACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                                          WADDELL     WADDELL                  WADDELL      WADDELL       WADDELL
                                             WADDELL      & REED      & REED      WADDELL      & REED        & REED       & REED
                                              & REED     MICRO-CAP   SMALL CAP     & REED       ASSET    INTERNATIONAL   SCIENCE &
                                              VALUE       GROWTH       VALUE    CORE EQUITY   STRATEGY         GROWTH   TECHNOLOGY
                                           -----------  ----------  ----------  -----------  ----------  -------------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund               $ 1,310,722          --   3,226,610     107,649      282,557      28,769           --
   Mortality, expense charges and
      administrative charges (note 3)         (372,621)   (109,169)   (282,330)    (58,704)     (41,510)    (20,279)     (16,578)
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
      Investment income (loss) - net           938,101    (109,169)  2,944,280      48,945      241,047       8,490      (16,578)
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
Realized and unrealized gains (losses)
   on investments - net:
   Realized gain distributions from
      underlying mutual fund                 2,666,400          --   1,793,321     347,846    1,737,583          --      107,328
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                    6,960,028   3,472,558   6,529,664   1,533,465    1,596,120     630,072      708,435
      Cost of investments sold              (5,819,713) (2,470,219) (4,965,368) (1,241,929)  (1,260,506)   (451,787)    (538,405)
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
                                             1,140,315   1,002,339   1,564,296     291,536      335,614     178,285      170,030
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
      Net realized gains (losses) on
         investments                         3,806,715   1,002,339   3,357,617     639,382    2,073,197     178,285      277,358
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
   Net change in unrealized
      appreciation or depreciation
      of investments                         6,671,769   1,424,882   2,053,734   1,090,426   (1,210,018)    572,959       (7,507)
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
      Net gains (losses) on investments     10,478,484   2,427,221   5,411,351   1,729,808      863,179     751,244      269,851
                                           -----------  ----------  ----------  ----------   ----------    --------     --------
      Net increase (decrease) in net
         assets resulting from operations  $11,416,585   2,318,052   8,355,631   1,778,753    1,104,226     759,734      253,273
                                           ===========  ==========  ==========  ==========   ==========    ========     ========

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                             SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                          ADVANTUS     ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                             ADVANTUS      MONEY        INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                               BOND        MARKET        500      SECURITIES       BOND        MID-CAP    SECURITIES
                                           -----------  -----------  -----------  ----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net          $  (443,723)     897,494   (1,297,239)   (293,078)     (64,069)     (221,671)   (215,632)
   Net realized gains (losses) on
      investments                              941,620           --   11,824,472     500,188      311,734     1,241,024   1,732,544
   Net change in unrealized appreciation
      or depreciation of investments         3,216,486           --   25,737,249   2,574,327      191,495     2,819,897   9,777,654
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Net increase (decrease) in net assets
   resulting from operations                 3,714,383      897,494   36,264,482   2,781,437      439,160     3,839,250  11,294,566
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                 13,585,351   27,621,381   15,826,516   4,931,008    2,373,842     7,659,376   7,866,605
   Policy terminations, withdrawal
      payments and charges                  (5,423,269) (11,258,695) (56,464,843) (3,136,731)  (1,444,609)   (3,430,099) (3,235,140)
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Increase (decrease) in net assets from
   Policy transactions                       8,162,082   16,362,686  (40,638,327)  1,794,277      929,233     4,229,277   4,631,465
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Increase (decrease) in net assets           11,876,465   17,260,180   (4,373,845)  4,575,714    1,368,393     8,068,527  15,926,031
Net assets at the beginning of year         83,185,660   19,320,180  276,449,024  56,928,064   12,045,852    40,297,391  35,987,736
                                           -----------  -----------  -----------  ----------   ----------    ----------  ----------
Net assets at the end of year              $95,062,125   36,580,360  272,075,179  61,503,778   13,414,245    48,365,918  51,913,767
                                           ===========  ===========  ===========  ==========   ==========    ==========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                           -------------------------------------------------------------------------------------
                                                                                   AIM V.I.    AMERICAN
                                                         AIM V.I.                   DENT        CENTURY    AMERICAN    AMERICAN
                                            AIM V.I.    CAPITAL       AIM V.I.   DEMOGRAPHIC    INCOME     CENTURY      CENTURY
                                            BALANCED  APPRECIATION  CORE EQUITY     TRENDS    AND GROWTH    ULTRA       VALUE
                                           ---------  ------------  -----------  -----------  ----------  ----------  ----------
Operations:
   Investment income (loss) - net          $  10,089      (15,808)      3,760       (1,060)       27,378    (106,292)     44,699
   Net realized gains (losses) on
      investments                             15,695      163,753      21,147       34,355       172,292     105,813     687,488
   Net change in unrealized appreciation
      or depreciation of investments          46,835       87,414      39,949      (23,165)      147,210    (725,063)  1,098,925
                                           ---------    ---------    --------     --------    ----------  ----------  ----------
   Net increase (decrease) in net assets
      resulting from operations               72,619      235,359      64,856       10,130       346,880    (725,542)  1,831,112
                                           ---------    ---------    --------     --------    ----------  ----------  ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                  199,516    1,935,229     148,409       89,812       722,611   8,688,618   6,797,836
   Policy terminations, withdrawal
      payments and charges                  (154,197)    (805,950)   (150,562)    (368,785)   (1,755,160) (1,419,576)   (656,144)
                                           ---------    ---------    --------     --------    ----------  ----------  ----------
Increase (decrease) in net assets from
   Policy transactions                        45,319    1,129,279      (2,153)    (278,973)   (1,032,549)  7,269,042   6,141,692
                                           ---------    ---------    --------     --------    ----------  ----------  ----------
Increase (decrease) in net assets            117,938    1,364,638      62,703     (268,843)     (685,669)  6,543,500   7,972,804
Net assets at the beginning of year          723,260    2,831,227     457,761      268,843     2,911,754  18,420,475   6,699,241
                                           ---------    ---------    --------     --------    ----------  ----------  ----------
Net assets at the end of year              $ 841,198    4,195,865     520,464           --     2,226,085  24,963,975  14,672,045
                                           =========    =========    ========     ========    ==========  ==========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            CREDIT                                                FRANKLIN    FRANKLIN
                                            SUISSE                                                LARGE CAP    MUTUAL    FRANKLIN
                                            GLOBAL    FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    GROWTH      SHARES    SMALL-MID
                                           SMALL CAP   CONTRAFUND   EQUITY-INCOME    MID-CAP     SECURITIES  SECURITIES     CAP
                                          ----------  ------------  -------------  ------------  ----------  ----------  ----------
Operations:
   Investment income (loss) - net         $  (16,943)     370,399     1,773,874       (200,635)       8,195     208,560     (99,142)
   Net realized gains (losses) on
      investments                            161,525    8,686,561     7,518,064     10,960,214       75,911     446,316     462,234
   Net change in unrealized appreciation
      or depreciation of investments         319,586   (1,547,398)    1,446,181     (4,776,485)     282,064   1,683,010   1,187,455
                                          ----------   ----------    ----------    -----------    ---------  ----------  ----------
Net increase (decrease) in net assets
   resulting from operations                 464,168    7,509,562    10,738,119      5,983,094      366,170   2,337,886   1,550,547
                                          ----------   ----------    ----------    -----------    ---------  ----------  ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                2,187,236   26,499,586    11,601,725     19,374,570      979,230   7,641,151   2,038,527
   Policy terminations, withdrawal
      payments and charges                  (498,145)  (6,108,479)   (2,155,455)   (12,696,809)    (986,107)   (367,566) (1,643,776)
                                          ----------   ----------    ----------    -----------    ---------  ----------  ----------
Increase (decrease) in net assets from
   Policy transactions                     1,689,091   20,391,107     9,446,270      6,677,761       (6,877)  7,273,585     394,751
                                          ----------   ----------    ----------    -----------    ---------  ----------  ----------
Increase (decrease) in net assets          2,153,259   27,900,669    20,184,389     12,660,855      359,293   9,611,471   1,945,298
Net assets at the beginning of year        2,409,453   54,721,981    50,359,404     44,204,439    3,541,189   9,153,621  18,900,749
                                          ----------   ----------    ----------    -----------    ---------  ----------  ----------
Net assets at the end of year             $4,562,712   82,622,650    70,543,793     56,865,294    3,900,482  18,765,092  20,846,047
                                          ==========   ==========    ==========    ===========    =========  ==========  ==========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                           --------------------------------------------------------------------------------------
                                             TEMPLETON                                          JANUS
                                            DEVELOPING    TEMPLETON     JANUS      JANUS         ASPEN          MFS         MFS
                                              MARKETS   GLOBAL ASSET    ASPEN      ASPEN     INTERNATIONAL   INVESTORS     MID CAP
                                            SECURITIES   ALLOCATION    BALANCED    FORTY        GROWTH      GROWTH STOCK   GROWTH
                                           -----------  ------------  ---------  ----------  -------------  ------------  --------
Operations:
   Investment income (loss) - net          $   187,277      721,126      16,043    (121,869)      675,211       (3,979)     (4,170)
   Net realized gains (losses) on
      investments                            1,128,805      928,492      17,541     482,331     1,119,138       14,243      51,438
   Net change in unrealized appreciation
      or depreciation of investments         6,318,600      443,338      54,494   2,535,180    15,752,212       44,501     (30,091)
                                           -----------   ----------   ---------  ----------    ----------     --------    --------
   Net increase (decrease) in net assets
      resulting from operations              7,634,682    2,092,956      88,078   2,895,642    17,546,561       54,765      17,177
                                           -----------   ----------   ---------  ----------    ----------     --------    --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                  7,561,221    2,934,600     584,283   5,194,467    14,144,811      182,681     230,079
   Policy terminations, withdrawal
      payments and charges                  (2,126,392)  (1,425,046)   (163,605) (2,691,416)   (2,678,929)    (130,174)   (184,780)
                                           -----------   ----------   ---------  ----------    ----------     --------    --------
Increase (decrease) in net assets from
      Policy transactions                    5,434,829    1,509,554     420,678   2,503,051    11,465,882       52,507      45,299
                                           -----------   ----------   ---------  ----------    ----------     --------    --------
Increase (decrease) in net assets           13,069,511    3,602,510     508,756   5,398,693    29,012,443      107,272      62,476
Net assets at the beginning of year         24,807,155    9,478,602     751,868  32,435,788    33,191,331      777,411     801,077
                                           -----------   ----------   ---------  ----------    ----------     --------    --------
Net assets at the end of year              $37,876,666   13,081,112   1,260,624  37,834,481    62,203,774      884,683     863,553
                                           ===========   ==========   =========  ==========    ==========     ========    ========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------------
                                              MFS                   OPPENHEIMER              OPPENHEIMER   PUTNAM VT   PUTNAM VT
                                              NEW         MFS         CAPITAL   OPPENHEIMER INTERNATIONAL GROWTH AND INTERNATIONAL
                                           DISCOVERY     VALUE     APPRECIATION HIGH INCOME    GROWTH       INCOME      GROWTH
                                          -----------  ----------  ------------ ----------- ------------- ---------- -------------
Operations:
   Investment income (loss) - net         $   (42,761)    124,175      (13,592)    388,324      (15,177)     5,860         4,452
   Net realized gains (losses) on
      investments                             243,549     428,244       72,584     (15,323)     190,424     26,677       211,929
   Net change in unrealized appreciation
      or depreciation of investments          844,685   1,674,906      293,058     221,061    1,800,768     66,787     1,160,189
                                          -----------  ----------    ---------   ---------   ----------    -------     ---------
Net increase (decrease) in net assets
   resulting from operations                1,045,473   2,227,325      352,050     594,062    1,976,015     99,324     1,376,570
                                          -----------  ----------    ---------   ---------   ----------    -------     ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                 2,477,810   4,403,184    2,143,840   3,019,682    3,997,751    232,745     1,710,086
   Policy terminations, withdrawal
      payments and charges                   (581,635)   (653,529)    (616,768)   (326,031)    (550,944)   (63,506)     (611,543)
                                          -----------  ----------    ---------   ---------   ----------    -------     ---------
Increase (decrease) in net assets from
   Policy transactions                      1,896,175   3,749,655    1,527,072   2,693,651    3,446,807    169,239     1,098,543
                                          -----------  ----------    ---------   ---------   ----------    -------     ---------
Increase (decrease) in net assets           2,941,648   5,976,980    1,879,122   3,287,713    5,422,822    268,563     2,475,113
Net assets at the beginning of year         7,189,605   9,339,190    3,270,918   5,357,653    4,874,886    560,815     4,529,594
                                          -----------  ----------    ---------   ---------   ----------    -------     ---------
Net assets at the end of year             $10,131,253  15,316,170    5,150,040   8,645,366   10,297,708    829,378     7,004,707
                                          ===========  ==========    =========   =========   ==========    =======     =========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                         -------------------------------------------------------------------------------------------
                                                                                                           WADDELL
                                           PUTNAM VT   PUTNAM VT                WADDELL      WADDELL       & REED     WADDELL & REED
                                              NEW         NEW      PUTNAM VT    & REED       & REED     INTERNATIONAL   SMALL CAP
                                         OPPORTUNITIES   VALUE      VOYAGER     BALANCED     GROWTH         VALUE        GROWTH
                                         ------------- ---------  ----------  -----------  -----------  ------------- --------------
Operations:
   Investment income (loss) - net          $ (1,177)       8,163      (3,707)   1,330,173     (911,012)    3,657,442      (494,423)
   Net realized gains (losses) on
      investments                             5,199      211,639     442,247    1,588,466      336,940    16,251,444    10,352,577
   Net change in unrealized appreciation
      or depreciation of investments         13,525      322,410    (326,477)  12,168,055    8,591,312    28,115,693    (5,592,193)
                                           --------    ---------  ----------  -----------  -----------   -----------    ----------
Net increase (decrease) in net assets
   resulting from operations                 17,547      542,212     112,063   15,086,694    8,017,240    48,024,579     4,265,961
                                           --------    ---------  ----------  -----------  -----------   -----------    ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                 124,528    2,763,376     586,923    4,156,422    5,617,544     7,034,906     3,490,915
   Policy terminations, withdrawal
      payments and charges                  (35,617)    (413,362) (4,230,621) (14,329,759) (11,741,407)   (9,148,819)   (7,354,408)
                                           --------    ---------  ----------  -----------  -----------   -----------    ----------
Increase (decrease) in net assets from
   Policy transactions                       88,911    2,350,014  (3,643,698) (10,173,337)  (6,123,863)   (2,113,913)   (3,863,493)
                                           --------    ---------  ----------  -----------  -----------   -----------    ----------
Increase (decrease) in net assets           106,458    2,892,226  (3,531,635)   4,913,357    1,893,377    45,910,666       402,468
Net assets at the beginning of year         200,508    1,847,207   4,141,618  147,218,359  183,394,925   167,126,806    98,784,705
                                           --------    ---------  ----------  -----------  -----------   -----------    ----------
Net assets at the end of year              $306,966    4,739,433     609,983  152,131,716  185,288,302   213,037,472    99,187,173
                                           ========    =========  ==========  ===========  ===========   ===========    ==========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                         WADDELL     WADDELL                  WADDELL      WADDELL       WADDELL
                                            WADDELL      & REED      & REED      WADDELL      & REED       & REED        & REED
                                            & REED      MICRO-CAP   SMALL CAP    & REED        ASSET    INTERNATIONAL   SCIENCE &
                                             VALUE       GROWTH       VALUE    CORE EQUITY   STRATEGY      GROWTH      TECHNOLOGY
                                          -----------  ----------  ----------  -----------  ----------  -------------  ----------
Operations:
   Investment income (loss) - net         $   938,101    (109,169)  2,944,280      48,945      241,047        8,490      (16,578)
   Net realized gains (losses) on
      investments                           3,806,715   1,002,339   3,357,617     639,382    2,073,197      178,285      277,358
   Net change in unrealized appreciation
      or depreciation of investments        6,671,769   1,424,882   2,053,734   1,090,426   (1,210,018)     572,959       (7,507)
                                          -----------  ----------  ----------  ----------   ----------    ---------    ---------
Net increase (decrease) in net assets
   resulting from operations               11,416,585   2,318,052   8,355,631   1,778,753    1,104,226      759,734      253,273
                                          -----------  ----------  ----------  ----------   ----------    ---------    ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                 2,466,501   2,019,478  16,919,918   1,859,512    9,393,642    2,084,799    1,698,069
   Policy terminations, withdrawal
      payments and charges                 (6,709,094) (3,422,505) (6,450,579) (1,508,342)  (1,590,205)    (624,525)    (704,221)
                                          -----------  ----------  ----------  ----------   ----------    ---------    ---------
Increase (decrease) in net assets from
   Policy transactions                     (4,242,593) (1,403,027) 10,469,339     351,170    7,803,437    1,460,274      993,848
                                          -----------  ----------  ----------  ----------   ----------    ---------    ---------
Increase (decrease) in net assets           7,173,992     915,025  18,824,970   2,129,923    8,907,663    2,220,008    1,247,121
Net assets at the beginning of year        72,963,017  20,840,469  44,586,329  10,682,437    4,069,336    2,830,021    2,691,320
                                          -----------  ----------  ----------  ----------   ----------    ---------    ---------
Net assets at the end of year             $80,137,009  21,755,494  63,411,299  12,812,360   12,976,999    5,050,029    3,938,441
                                          ===========  ==========  ==========  ==========   ==========    =========    =========

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                           SEGREGATED SUB-ACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                                                          ADVANTUS
                                                          ADVANTUS     ADVANTUS    ADVANTUS      ADVANTUS     ADVANTUS      REAL
                                             ADVANTUS      MONEY        INDEX      MORTGAGE   INTERNATIONAL   INDEX 400    ESTATE
                                               BOND        MARKET        500      SECURITIES       BOND        MID-CAP   SECURITIES
                                           -----------  -----------  -----------  ----------  -------------  ----------  ----------
Operations:
   Investment income (loss) - net          $  (381,893)     350,583   (1,319,251)   (276,351)      (59,973)    (171,982)   (158,930)
   Net realized gains (losses) on
      investments                              477,250           --    2,086,340     576,573       292,304      733,910   1,456,542
   Net change in unrealized appreciation
      or depreciation of investments         1,389,176           --    9,534,560     985,623    (1,408,137)   3,342,080   2,020,792
                                           -----------   ----------  -----------  ----------    ----------   ----------  ----------
Net increase (decrease) in net assets
   resulting from operations                 1,484,533      350,583   10,301,649   1,285,845    (1,175,806)   3,904,008   3,318,404
                                           -----------   ----------  -----------  ----------    ----------   ----------  ----------
Policy transactions (notes 2, 3, 4
   and 5):
   Policy purchase payments                 13,079,925   14,942,370   15,380,111   5,463,017     2,340,236    7,831,195   6,608,871
   Policy terminations, withdrawal
      payments and charges                  (3,134,636) (12,705,354) (15,866,320) (4,318,398)   (1,255,608)  (2,648,065) (3,435,987)
                                           -----------   ----------  -----------  ----------    ----------   ----------  ----------
Increase (decrease) in net assets from
   Policy transactions                       9,945,289    2,237,016     (486,209)  1,144,619     1,084,628    5,183,130   3,172,884
                                           -----------   ----------  -----------  ----------    ----------   ----------  ----------
Increase (decrease) in net assets           11,429,822    2,587,599    9,815,440   2,430,464       (91,178)   9,087,138   6,491,288
Net assets at the beginning of year         71,755,838   16,732,581  266,633,584  54,497,600    12,137,030   31,210,253  29,496,448
                                           -----------   ----------  -----------  ----------    ----------   ----------  ----------
Net assets at the end of year              $83,185,660   19,320,180  276,449,024  56,928,064    12,045,852   40,297,391  35,987,736
                                           ===========   ==========  ===========  ==========    ==========   ==========  ==========

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                           ------------------------------------------------------------------------------
                                                                   AIM V.I.              AMERICAN
                                            AIM V.I.                 DENT     AIM V.I.   CENTURY    AMERICAN    AMERICAN
                                           AGGRESSIVE  AIM V.I.  DEMOGRAPHIC   PREMIER    INCOME     CENTURY     CENTURY
                                             GROWTH    BALANCED     TRENDS     EQUITY    & GROWTH     ULTRA       VALUE
                                           ----------  --------  -----------  --------  ---------  ----------  ----------
Operations:
   Investment income (loss) - net          $  (11,881)    6,086      (1,108)        30     17,747     (69,088)      2,960
   Net realized gains (losses) on
      investments                              48,585     2,269       5,079     35,288     26,446     172,680     419,064
   Net change in unrealized appreciation
      or depreciation of investments          109,291    19,241       7,967    (13,838)    87,355     395,203    (163,371)
                                           ----------   -------    --------   --------  ---------  ----------  ----------
Net increase (decrease) in net assets
   resulting from operations                  145,995    27,596      11,938     21,480    131,548     498,795     258,653
                                           ----------   -------    --------   --------  ---------  ----------  ----------
Policy transactions (notes 2, 3, 4
   and 5):
   Policy purchase payments                   951,339   370,410     138,322    197,650  2,061,862   9,565,839   4,363,831
   Policy withdrawals and charges            (247,429)  (26,202)   (110,608)  (279,662)  (212,218) (1,241,186) (1,156,977)
                                           ----------   -------    --------   --------  ---------  ----------  ----------
Increase (decrease) in net assets from
   Policy transactions                        703,910   344,208      27,714    (82,012) 1,849,644   8,324,653   3,206,854
                                           ----------   -------    --------   --------  ---------  ----------  ----------
Increase (decrease) in net assets             849,905   371,804      39,652    (60,532) 1,981,192   8,823,448   3,465,507
Net assets at the beginning of year         1,981,322   351,456     229,191    518,293    930,562   9,597,027   3,233,734
                                           ----------   -------    --------   --------  ---------  ----------  ----------
Net assets at the end of year              $2,831,227   723,260     268,843    457,761  2,911,754  18,420,475   6,699,241
                                           ==========   =======    ========   ========  =========  ==========  ==========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                             CREDIT                                              FRANKLIN    FRANKLIN
                                             SUISSE     FIDELITY                                 LARGE CAP    MUTUAL     FRANKLIN
                                             GLOBAL       VIP       FIDELITY VIP  FIDELITY VIP    GROWTH      SHARES     SMALL-MID
                                            SMALL CAP  CONTRAFUND  EQUITY-INCOME     MID-CAP    SECURITIES  SECURITIES      CAP
                                           ----------  ----------  -------------  ------------  ----------  ----------  ----------
Operations:
   Investment income (loss) - net          $   (9,907)   (169,933)      343,406       (182,042)      2,743      28,356     (87,440)
   Net realized gains (losses) on
      investments                             145,671     497,902     1,670,994      1,348,933      48,191     125,232     383,972
   Net change in unrealized appreciation
     or depreciation of investments           164,892   6,661,723       467,347      5,034,211      12,275     584,177     492,288
                                           ----------  ----------    ----------     ----------   ---------   ---------  ----------
Net increase (decrease) in net assets
   resulting from operations                  300,656   6,989,692     2,481,747      6,201,102      63,209     737,765     788,820
                                           ----------  ----------    ----------     ----------   ---------   ---------  ----------
Policy transactions (notes 2, 3, 4
   and 5):
   Policy purchase payments                   879,260  12,614,247    12,412,048      8,669,523   2,271,238   4,002,995   3,065,145
   Policy withdrawals and charges            (658,150) (1,895,931)   (2,066,241)    (2,172,264)   (434,957)   (422,832) (2,082,206)
                                           ----------  ----------    ----------     ----------   ---------   ---------  ----------
Increase (decrease) in net assets from
   Policy transactions                        221,110  10,718,316    10,345,807      6,497,259   1,836,281   3,580,163     982,939
                                           ----------  ----------    ----------     ----------   ---------   ---------  ----------
Increase (decrease) in net assets             521,766  17,708,008    12,827,554     12,698,361   1,899,490   4,317,928   1,771,759
Net assets at the beginning of year         1,887,687  37,013,973    37,531,850     31,506,078   1,641,699   4,835,693  17,128,990
                                           ----------  ----------    ----------     ----------   ---------   ---------  ----------
Net assets at the end of year              $2,409,453  54,721,981    50,359,404     44,204,439   3,541,189   9,153,621  18,900,749
                                           ==========  ==========    ==========     ==========   =========   =========  ==========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                           --------------------------------------------------------------------------------------
                                            TEMPLETON                                           JANUS
                                            DEVELOPING    TEMPLETON     JANUS      JANUS        ASPEN           MFS         MFS
                                             MARKETS    GLOBAL ASSET    ASPEN      ASPEN    INTERNATIONAL    INVESTORS    MID CAP
                                            SECURITIES   ALLOCATION   BALANCED     FORTY        GROWTH     GROWTH STOCK   GROWTH
                                           -----------  ------------  --------  ----------  -------------  ------------  --------
Operations:
   Investment income (loss) - net          $   148,820     248,745       9,066    (133,640)     156,614        (2,698)     (4,051)
   Net realized gains (losses) on
      investments                              525,688     102,124      22,004     110,117      247,024        20,699      12,054
   Net change in unrealized appreciation
      or depreciation of investments         4,111,019     (55,958)      8,410   3,241,537    6,997,316        11,920       4,197
                                           -----------   ---------    --------  ----------   ----------      --------    --------
Net increase (decrease) in net assets
   resulting from operations                 4,785,527     294,911      39,480   3,218,014    7,400,954        29,921      12,200
                                           -----------   ---------    --------  ----------   ----------      --------    --------
Policy transactions (notes 2, 3, 4 and
   5):
   Policy purchase payments                  6,823,399   3,834,287     576,426   5,902,937    6,246,455       321,037     317,196
   Policy withdrawals and charges           (1,413,939)   (653,972)   (229,871) (1,187,386)  (1,629,584)     (230,475)   (423,162)
                                           -----------   ---------    --------  ----------   ----------      --------    --------
Increase (decrease) in net assets from
   Policy transactions                       5,409,460   3,180,315     346,555   4,715,551    4,616,871        90,562    (105,966)
                                           -----------   ---------    --------  ----------   ----------      --------    --------
Increase (decrease) in net assets           10,194,987   3,475,226     386,035   7,933,565   12,017,825       120,483     (93,766)
Net assets at the beginning of year         14,612,168   6,003,376     365,833  24,502,223   21,173,506       656,928     894,843
                                           -----------   ---------    --------  ----------   ----------      --------    --------
Net assets at the end of year              $24,807,155   9,478,602     751,868  32,435,788   33,191,331       777,411     801,077
                                           ===========   =========    ========  ==========   ==========      ========    ========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                              PUTNAM
                                               MFS                 OPPENHEIMER                OPPENHEIMER   VT GROWTH    PUTNAM VT
                                               NEW        MFS        CAPITAL    OPPENHEIMER  INTERNATIONAL     AND     INTERNATIONAL
                                            DISCOVERY    VALUE    APPRECIATION  HIGH INCOME      GROWTH       INCOME       EQUITY
                                           ----------  ---------  ------------  -----------  -------------  ---------  -------------
Operations:
   Investment income (loss) - net          $  (28,134)    62,478        9,392      212,148         3,833       3,973        33,911
   Net realized gains (losses) on
      investments                              24,671    239,485       96,563       (5,995)      140,580      11,803       201,262
   Net change in unrealized appreciation
      or depreciation of investments          438,668    131,555       21,971     (131,566)      437,481       7,923       217,489
                                           ----------  ---------   ----------    ---------     ---------     -------     ---------
Net increase (decrease) in net assets
   resulting from operations                  435,205    433,518      127,926       74,587       581,894      23,699       452,662
                                           ----------  ---------   ----------    ---------     ---------     -------     ---------
Policy transactions (notes 2, 3, 4 and
   5):
   Policy purchase payments                 2,880,671  4,810,811    1,062,351    2,559,598     1,763,194     270,554     1,368,328
   Policy withdrawals and charges            (471,441)  (690,947)  (1,150,086)    (641,540)     (570,257)    (62,737)     (887,903)
                                           ----------  ---------   ----------    ---------     ---------     -------     ---------
Increase (decrease) in net assets from
   Policy transactions                      2,409,230  4,119,864      (87,735)   1,918,058     1,192,937     207,817       480,425
                                           ----------  ---------   ----------    ---------     ---------     -------     ---------
Increase (decrease) in net assets           2,844,435  4,553,382       40,191    1,992,645     1,774,831     231,516       933,087
Net assets at the beginning of year         4,345,170  4,785,808    3,230,727    3,365,008     3,100,055     329,299     3,596,507
                                           ----------  ---------   ----------    ---------     ---------     -------     ---------
Net assets at the end of year              $7,189,605  9,339,190    3,270,918    5,357,653     4,874,886     560,815     4,529,594
                                           ==========  =========   ==========    =========     =========     =======     =========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                            WADDELL &     WADDELL &
                                             PUTNAM VT    PUTNAM VT              WADDELL &    WADDELL &        REED         REED
                                                NEW          NEW     PUTNAM VT      REED         REED     INTERNATIONAL   SMALL CAP
                                           OPPORTUNITIES    VALUE     VOYAGER     BALANCED      GROWTH        VALUE        GROWTH
                                           -------------  ---------  ---------  -----------  -----------  -------------  ----------
Operations:
   Investment income (loss) - net            $   (425)        8,032      4,590    1,103,470     (852,519)    2,535,932     (465,168)
   Net realized gains (losses) on
      investments                               6,462       103,047     45,424       (5,357)  (1,272,653)   15,501,596    4,575,373
   Net change in unrealized appreciation
      or depreciation of investments            6,466       (35,138)   130,940    5,284,831   19,818,317    (1,997,274)   6,752,978
                                             --------     ---------  ---------  -----------  -----------   -----------   ----------
Net increase (decrease) in net assets
   resulting from operations                   12,503        75,941    180,954    6,382,944   17,693,145    16,040,254   10,863,183
                                             --------     ---------  ---------  -----------  -----------   -----------   ----------
Policy transactions (notes 2, 3, 4 and
   5):
   Policy purchase payments                   206,804       737,735  1,401,160    4,784,101    7,027,591     7,011,047    4,331,844
   Policy withdrawals and charges             (79,775)     (734,054)  (673,310) (12,342,875) (15,087,793)   (7,401,757)  (8,249,124)
                                             --------     ---------  ---------  -----------  -----------   -----------   ----------
Increase (decrease) in net assets from
   Policy transactions                        127,029         3,681    727,850   (7,558,774)  (8,060,202)     (390,710)  (3,917,280)
                                             --------     ---------  ---------  -----------  -----------   -----------   ----------
Increase (decrease) in net assets             139,532        79,622    908,804   (1,175,830)   9,632,943    15,649,544    6,945,903
Net assets at the beginning of year            60,976     1,767,585  3,232,814  148,394,189  173,761,982   151,477,262   91,838,802
                                             --------     ---------  ---------  -----------  -----------   -----------   ----------
Net assets at the end of year                $200,508     1,847,207  4,141,618  147,218,359  183,394,925   167,126,806   98,784,705
                                             ========     =========  =========  ===========  ===========   ===========   ==========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                           WADDELL &   WADDELL &               WADDELL &    WADDELL &     WADDELL &
                                             WADDELL &       REED        REED      WADDELL &      REED         REED         REED
                                                REED       MICRO-CAP   SMALL CAP      REED       ASSET    INTERNATIONAL   SCIENCE &
                                               VALUE        GROWTH       VALUE    CORE EQUITY   STRATEGY      GROWTH     TECHNOLOGY
                                           -------------  ----------  ----------  -----------  ---------  -------------  ----------
Operations:
   Investment income (loss) - net           $   671,975      (92,083)   (200,616)    (15,613)     22,908       47,743       (6,895)
   Net realized gains (losses) on
      investments                             4,738,079      342,797   7,837,988     109,330     323,685       46,806       54,039
   Net change in unrealized appreciation
      or depreciation of investments         (2,637,580)   3,250,902  (6,035,906)    714,760     159,581      280,784      236,741
                                            -----------   ----------  ----------  ----------   ---------    ---------    ---------
Net increase (decrease) in net assets
   resulting from operations                  2,772,474    3,501,616   1,601,466     808,477     506,174      375,333      283,885
                                            -----------   ----------  ----------  ----------   ---------    ---------    ---------
Policy transactions (notes 2, 3, 4 and
   5):
   Policy purchase payments                   4,332,562    1,676,886   8,330,219   1,682,050   3,268,785    1,888,319    2,097,373
   Policy withdrawals and charges            (6,070,167)  (2,619,484) (2,897,001) (2,411,146)   (342,932)    (336,626)    (313,072)
                                            -----------   ----------  ----------  ----------   ---------    ---------    ---------
Increase (decrease) in net assets from
   Policy transactions                       (1,737,605)    (942,598)  5,433,218    (729,096)  2,925,853    1,551,693    1,784,301
                                            -----------   ----------  ----------  ----------   ---------    ---------    ---------
Increase (decrease) in net assets             1,034,869    2,559,018   7,034,684      79,381   3,432,027    1,927,026    2,068,186
Net assets at the beginning of year          71,928,148   18,281,451  37,551,645  10,603,056     637,309      902,995      623,134
                                            -----------   ----------  ----------  ----------   ---------    ---------    ---------
Net assets at the end of year               $72,963,017   20,840,469  44,586,329  10,682,437   4,069,336    2,830,021    2,691,320
                                            ===========   ==========  ==========  ==========   =========    =========    =========

See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

(1)  ORGANIZATION

The Minnesota Life Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently five types of variable life policies each consisting of forty-eight segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include five types of variable life policies, Variable Adjustable Life, Variable Adjustable Life Second Death, Variable Adjustable Life Horizon, Variable Adjustable Life Summit and Variable Adjustable Life Survivor offered by the Account.

The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

Variable Life policy owners allocate their purchase payments to one or more of the forty-eight segregated sub-accounts. Such payments are then invested in shares of the funds or portfolios (as individually listed in the accompanying financial statements) of Advantus Series Fund, Inc., Fidelity Variable Insurance Products Fund, Janus Aspen Series, Credit Suisse Trust, AIM Variable Insurance Funds, American Century Variable Portfolios, Franklin Templeton Variable Insurance Products Trust, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Putnam Variable Trust, and Waddell & Reed Target Funds, Inc., (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment advisor for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no investment income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

RECENT ACCOUNTING PRONOUNCEMENTS

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Account's financial statements is being evaluated.

INVESTMENTS

During the year ended December 31, 2006, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table.

CLOSED PORTFOLIO                        RECEIVING PORTFOLIO                  DATE MERGED
------------------                      -------------------                  -----------
AIM V.I. Premier Equity Fund            AIM V.I. Core Equity Fund            May 1, 2006
AIM V.I. Aggressive Growth Fund         AIM V.I. Capital Appreciation Fund   May 1, 2006
AIM V.I. Dent Demographic Trends Fund   AIM V.I. Capital Appreciation Fund   November 3, 2006

For the year ended December 31, 2005, several Portfolios changed their name as summarized in the following table:

CURRENT PORTFOLIO                               PRIOR PORTFOLIO NAME
-----------------                               --------------------
Credit Suisse Global Small Cap Fund             Credit Suisse Global Post Venture Capital Fund
Franklin Small-Mid Cap Fund                     Franklin Small Cap Growth Fund
Janus Aspen Forty Portfolio                     Janus Aspen Capital Appreciation Portfolio
Waddell & Reed International Value Portfolio    Waddell & Reed International II Portfolio
Waddell & Reed International Growth Portfolio   Waddell & Reed International Portfolio

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

A basic sales load of up to 7 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. A first year sales load not to exceed 23 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 2006 and 2005 amounted to $33,025,269 and $31,961,468, respectively.

An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1,000 face amount of insurance for Variable Adjustable Life policies and $10 per $1,000 face amount of insurance for Variable Adjustable Life Second Death policies. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 2006 and 2005 amounted to $5,359,201 and $6,438,411, respectively.

A premium tax charge in the amount of 2.5 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. Premium taxes are paid to state and local governments. Total premium tax charges for the years ended December 31, 2006 and 2005 amounted to $5,511,282 and $5,936,185, respectively.

A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 2006 and 2005 amounted to $2,667,371 and $2,814,305, respectively.

A federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2006 and 2005 amounted to $373,987 and $448,271, respectively.

The following charges are associated with Variable Adjustable Life Horizon. An additional face amount charge not to exceed $5 per thousand is charged for first-year base premiums. A premium charge of 6 percent is charged on all non-repeating premiums. In addition, against the cash value of a Policy, Minnesota Life deducts a monthly policy charge of $8 plus 2 cents per thousand of the face amount. The monthly policy charge cannot exceed $10 plus 3 cents per thousand of the face amount.

In addition to deductions from premium payments, cash value charges (which may include an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks), if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $95 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Life Second Death policy. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month.

See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard. To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Each Portfolio pays an annual fee equal to 0.02 % of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total of cash value charges for the years ended December 31, 2006 and 2005 for each segregated sub-account are as follows:

                                                           2006          2005
                                                       -----------   -----------
Advantus Bond                                          $ 5,245,716   $ 4,824,536
Advantus Money Market                                    1,620,907     1,659,677
Advantus Index 500                                      12,322,919    13,583,669
Advantus Mortgage Securities                             3,412,651     3,635,161
Advantus International Bond                                748,937       803,538
Advantus Index 400 Mid-Cap                               2,533,303     2,115,504
Advantus Real Estate Securities                          2,258,713     1,869,634
AIM V.I. Balanced                                           58,970        59,936
AIM V.I. Capital Appreciation                              185,870       164,997
AIM V.I. Core Equity                                        30,773        38,797
AIM V.I. Dent Demographics Trends                           12,287        16,541
American Century Income and Growth                         158,270       139,221
American Century Ultra                                   2,005,408     1,550,221
American Century Value                                     791,742       355,824
Credit Suisse Global Small Cap                             172,385       128,312
Fidelity VIP Contrafund                                  3,208,330     2,592,516
Fidelity VIP Equity-Income                               4,153,223     3,571,519
Fidelity VIP Mid-Cap                                     2,559,929     2,142,949
Franklin Large Cap Growth Securities                       219,300       198,675
Franklin Mutual Shares Securities                          647,675       388,802
Franklin Small-Mid Cap                                   1,100,601     1,202,008
Templeton Developing Markets Securities                  1,545,501     1,076,792
Templeton Global Asset Allocation                          642,133       518,491
Janus Aspen Balanced                                        48,285        42,796
Janus Aspen Forty                                        1,785,540     1,751,880
Janus International Growth                               2,689,739     1,835,335
MFS Investors Growth Stock                                  57,872        60,793

                                                            2006         2005
                                                         ----------   ----------
MFS Mid Cap Growth                                       $   64,731   $   59,300
MFS New Discovery                                           609,213      544,385
MFS Value                                                   550,356      409,418
Oppenheimer Capital Appreciation                            253,773      245,397
Oppenheimer High Income                                     513,817      364,676
Oppenheimer International Growth                            360,130      233,810
Putnam VT Growth and Income                                  43,878       38,403
Putnam VT International Growth                              399,950      368,219
Putnam VT New Opportunities                                  16,175       12,091
Putnam VT New Value                                         182,496       93,240
Putnam VT Voyager                                            97,617      221,920
Waddell & Reed Balanced                                   6,834,115    7,545,454
Waddell & Reed Growth                                     9,166,868    9,579,830
Waddell & Reed International Value                        8,299,051    7,796,061
Waddell & Reed Small Cap Growth                           4,498,855    4,822,685
Waddell & Reed Value                                      3,516,789    3,910,324
Waddell & Reed Micro-Cap Growth                           1,076,069    1,135,064
Waddell & Reed Small Cap Value                            2,698,921    2,348,872
Waddell & Reed Core Equity                                  540,378      575,132
Waddell & Reed Asset Strategy                               431,969      103,345
Waddell & Reed International Growth                         207,237      102,578
Waddell & Reed Science & Technology                         182,448       91,029

(4) The Account's purchases of the Underlying Funds' shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 2006:

Advantus Bond                                                        $13,252,471
Advantus Money Market                                                 28,567,790
Advantus Index 500                                                    15,336,942
Advantus Mortgage Securities                                           4,742,805
Advantus International Bond                                            2,328,047
Advantus Index 400 Mid-Cap                                             7,507,947
Advantus Real Estate Securities                                        7,712,064
AIM V.I. Balanced                                                        210,902
AIM V.I. Capital Appreciation                                          1,923,979
AIM V.I. Core Equity                                                     153,068
AIM V.I. Dent Demographic Trends                                         117,814
American Century Income and Growth                                       754,130
American Century Ultra                                                 8,600,379
American Century Value                                                 7,520,374
Credit Suisse Global Small Cap                                         2,174,997
Fidelity VIP Contrafund                                               33,347,086
Fidelity VIP Equity-Income                                            20,548,965
Fidelity VIP Mid-Cap                                                  24,882,914
Franklin Large Cap Growth Securities                                     994,026
Franklin Mutual Shares Securities                                      8,197,494
Franklin Small-Mid Cap                                                 1,979,142
Templeton Developing Markets Securities                                7,779,588
Templeton Global Asset Allocation                                      4,365,074
Janus Aspen Balanced                                                     601,927
Janus Aspen Forty                                                      5,135,781
Janus Aspen International Growth                                      14,863,941
MFS Investors Growth Stock                                               180,052
MFS Mid Cap Growth                                                       254,929
MFS New Discovery                                                      2,594,195
MFS Value                                                              4,805,659
Oppenheimer Capital Appreciation                                       2,135,909
Oppenheimer High Income                                                3,414,394
Oppenheimer International Growth                                       3,991,718
Putnam VT Growth and Income                                              254,090
Putnam VT International Growth                                         1,723,106
Putnam VT New Opportunities                                              123,931
Putnam VT New Value                                                    2,924,356
Putnam VT Voyager                                                        586,662
Waddell & Reed Balanced                                                6,537,246
Waddell & Reed Growth                                                  5,255,849
Waddell & Reed International Value                                    24,363,538
Waddell & Reed Small Cap Growth                                       12,701,223
Waddell & Reed Value                                                   6,321,936
Waddell & Reed Micro-Cap Growth                                        1,960,362
Waddell & Reed Small Cap Value                                        21,736,604
Waddell & Reed Core Equity                                             2,281,426
Waddell & Reed Asset Strategy                                         11,378,187
Waddell & Reed International Growth                                    2,098,836
Waddell & Reed Science & Technology                                    1,793,033

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2006 and 2005 were as follows:

                                                                SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------
                                                        ADVANTUS      ADVANTUS     ADVANTUS      ADVANTUS
                                           ADVANTUS       MONEY        INDEX       MORTGAGE    INTERNATIONAL
                                             BOND        MARKET         500       SECURITIES       BOND
                                          ----------   ----------   -----------   ----------   -------------
Units outstanding at December 31, 2004    22,781,403    8,421,141    53,261,845   15,405,996     7,704,707
      Contract purchase payments           4,112,735    7,472,134     3,074,888    1,521,653     1,567,399
      Contract terminations, withdrawal
         payments and charges               (984,753)  (6,354,244)   (3,192,880)  (1,206,991)     (835,526)
                                          ----------   ----------   -----------   ----------     ---------
Units outstanding at December 31, 2005    25,909,385    9,539,031    53,143,853   15,720,658     8,436,580
      Contract purchase payments           4,190,760   13,315,443     2,836,798    1,339,210     1,631,018
      Contract terminations, withdrawal
         payments and charges             (1,667,374)  (5,465,427)  (10,364,765)    (856,759)     (987,754)
                                          ----------   ----------   -----------   ----------     ---------
Units outstanding at December 31, 2006    28,432,771   17,389,047    45,615,886   16,203,109     9,079,844
                                          ==========   ==========   ===========   ==========     =========

                                                               SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------
                                           ADVANTUS      ADVANTUS                 AIM V.I.
                                           INDEX 400   REAL ESTATE   AIM V.I.      CAPITAL       AIM V.I.
                                            MID-CAP     SECURITIES   BALANCED   APPRECIATION   CORE EQUITY
                                          ----------   -----------   --------   ------------   -----------
Units outstanding at December 31, 2004    17,314,148   12,804,220     291,195    1,433,097       416,528
      Contract purchase payments           4,172,623    2,816,248     303,955      698,103       159,689
      Contract terminations, withdrawal
         payments and charges             (1,419,692)  (1,487,047)    (21,591)    (180,921)     (225,313)
                                          ----------   ----------    --------    ---------      --------
Units outstanding at December 31, 2005    20,067,079   14,133,421     573,559    1,950,279       350,904
      Contract purchase payments           3,622,591    2,698,752     153,127    1,269,471       108,084
      Contract terminations, withdrawal
         payments and charges             (1,640,924)  (1,147,233)   (118,652)    (554,948)     (110,251)
                                          ----------   ----------    --------    ---------      --------
 Units outstanding at December 31, 2006   22,048,746   15,684,940     608,034    2,664,802       348,737
                                          ==========   ==========    ========    =========      ========

                                                               SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------
                                            AIM V.I.     AMERICAN
                                              DENT        CENTURY     AMERICAN     AMERICAN   CREDIT SUISSE
                                          DEMOGRAPHIC     INCOME       CENTURY     CENTURY       GLOBAL
                                             TRENDS     AND GROWTH      ULTRA        VALUE      SMALL CAP
                                          -----------   ----------   ----------   ---------   ------------
Units outstanding at December 31, 2004      169,527        667,993    7,351,949   2,274,759     3,100,731
      Contract purchase payments            101,436      1,493,379    7,528,296   3,056,532     1,351,610
      Contract terminations, withdrawal
         payments and charges               (82,553)      (151,524)    (973,002)   (814,408)   (1,027,645)
                                           --------     ----------   ----------   ---------    ----------
Units outstanding at December 31, 2005      188,410      2,009,848   13,907,243   4,516,883     3,424,696
      Contract purchase payments             61,497        480,380    6,840,679   4,282,645     3,013,750
      Contract terminations, withdrawal
         payments and charges              (249,907)    (1,168,238)  (1,141,895)   (407,116)     (681,024)
                                           --------     ----------   ----------   ---------    ----------
Units outstanding at December 31, 2006           --      1,321,990   19,606,027   8,392,412     5,757,422
                                           ========     ==========   ==========   =========    ==========

                                                                   SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                                                                         FRANKLIN
                                                                                         LARGE CAP      FRANKLIN
                                          FIDELITY VIP    FIDELITY VIP   FIDELITY VIP     GROWTH     MUTUAL SHARES
                                           CONTRAFUND    EQUITY-INCOME      MID-CAP     SECURITIES     SECURITIES
                                          ------------   -------------   ------------   ----------   -------------
Units outstanding at December 31, 2004     34,042,449     29,944,442      16,844,467    1,262,432      3,575,422
      Contract purchase payments           10,997,144      9,946,896       4,409,116    1,782,744      2,872,123
      Contract terminations, withdrawal
         payments and charges              (1,677,698)    (1,642,315)     (1,127,782)    (337,105)      (295,041)
                                           ----------     ----------      ----------    ---------     ----------
Units outstanding at December 31, 2005     43,361,895     38,249,023      20,125,801    2,708,071      6,152,504
      Contract purchase payments           20,232,034      8,191,420       8,333,822      737,455      4,785,776
      Contract terminations, withdrawal
         payments and charges              (4,546,688)    (1,540,982)     (5,311,258)    (742,324)      (230,569)
                                           ----------     ----------      ----------    ---------     ----------
Units outstanding at December 31, 2006     59,047,241     44,899,461      23,148,365    2,703,202     10,707,711
                                           ==========     ==========      ==========    =========     ==========

                                                             SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------
                                                        TEMPLETON
                                           FRANKLIN    DEVELOPING     TEMPLETON      JANUS       JANUS
                                           SMALL-MID     MARKETS    GLOBAL ASSET     ASPEN       ASPEN
                                              CAP      SECURITIES    ALLOCATION    BALANCED      FORTY
                                          ----------   ----------   ------------   --------   ----------
Units outstanding at December 31, 2004    22,575,384    9,606,537     4,634,887     308,647   32,471,802
      Contract purchase payments           4,167,751    4,137,906     2,974,557     474,912    7,444,640
      Contract terminations, withdrawal
         payments and charges             (2,851,738)    (881,755)     (507,349)   (191,412)  (1,535,058)
                                          ----------   ----------     ---------    --------   ----------
Units outstanding at December 31, 2005    23,891,397   12,862,688     7,102,095     592,147   38,381,384
      Contract purchase payments           2,477,901    3,534,867     2,001,196     437,396    6,026,142
      Contract terminations, withdrawal
         payments and charges             (2,005,279)    (988,408)     (969,951)   (125,866)  (3,173,155)
                                          ----------   ----------     ---------    --------   ----------
Units outstanding at December 31, 2006    24,364,019   15,409,147     8,133,340     903,677   41,234,371
                                          ==========   ==========     =========    ========   ==========

                                                              SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------
                                              ASPEN
                                              JANUS            MFS          MFS        MFS
                                          INTERNATIONAL     INVESTORS     MID CAP      NEW         MFS
                                              GROWTH      GROWTH STOCK    GROWTH    DISCOVERY     VALUE
                                          -------------   ------------   --------   ---------   ---------
Units outstanding at December 31, 2004     28,580,124        524,544      613,253   3,206,232   3,401,927
      Contract purchase payments            7,617,148        262,593      225,948   2,224,061   3,349,905
      Contract terminations, withdrawal
         payments and charges              (2,071,379)      (188,585)    (302,791)   (354,041)   (485,229)
                                           ----------       --------     --------   ---------   ---------
Units outstanding at December 31, 2005     34,125,893        598,552      536,410   5,076,252   6,266,603
      Contract purchase payments           12,049,946        138,194      155,331   1,677,537   2,716,967
      Contract terminations, withdrawal
         payments and charges              (2,341,073)       (98,795)    (123,656)   (387,233)   (412,544)
                                           ----------       --------     --------   ---------   ---------
Units outstanding at December 31, 2006     43,834,766        637,951      568,085   6,366,556   8,571,026
                                           ==========       ========     ========   =========   =========

                                                                  SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                           OPPENHEIMER                  OPPENHEIMER     PUTNAM VT     PUTNAM VT
                                             CAPITAL     OPPENHEIMER   INTERNATIONAL   GROWTH AND   INTERNATIONAL
                                          APPRECIATION   HIGH INCOME       GROWTH        INCOME        GROWTH
                                          ------------   -----------   -------------   ----------   -------------
Units outstanding at December 31, 2004      2,456,969     2,791,841      1,793,311       240,383      2,437,293
      Contract purchase payments              813,974     2,122,447        986,817       196,080        909,216
      Contract terminations, withdrawal
         payments and charges                (886,891)     (534,792)      (314,620)      (45,467)      (596,911)
                                            ---------     ---------      ---------       -------      ---------
Units outstanding at December 31, 2005      2,384,052     4,379,496      2,465,508       390,996      2,749,598
      Contract purchase payments            1,553,126     2,381,543      1,834,162       151,929        921,213
      Contract terminations, withdrawal
         payments and charges                (433,835)     (258,619)      (250,034)      (41,566)      (324,927)
                                            ---------     ---------      ---------       -------      ---------
Units outstanding at December 31, 2006      3,503,343     6,502,420      4,049,636       501,359      3,345,884
                                            =========     =========      =========       =======      =========

                                                                   SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                            PUTNAM VT     PUTNAM VT
                                               NEW           NEW       PUTNAM VT   WADDELL & REED   WADDELL & REED
                                          OPPORTUNITIES     VALUE       VOYAGER       BALANCED          GROWTH
                                          -------------   ---------   ----------   --------------   --------------
Units outstanding at December 31, 2004        44,807      1,185,321    2,616,828     39,637,651       54,523,330
      Contract purchase payments             148,171        492,113    1,134,139      1,268,231        2,161,005
      Contract terminations, withdrawal
         payments and charges                (58,362)      (501,805)    (563,197)    (3,272,775)      (4,689,305)
                                             -------      ---------    ---------     ----------       ----------
Units outstanding at December 31, 2005       134,616      1,175,629    3,187,770     37,633,107       51,995,030
      Contract purchase payments              79,773      1,681,975      445,624      1,006,940        1,566,664
      Contract terminations, withdrawal
         payments and charges                (23,598)      (244,595)  (3,185,855)    (3,496,142)      (3,299,041)
                                             -------      ---------    ---------     ----------       ----------
Units outstanding at December 31, 2006       190,791      2,613,009      447,539     35,143,905       50,262,653
                                             =======      =========    =========     ==========       ==========

                                                                         SEGREGATED SUB-ACCOUNTS
                                          ----------------------------------------------------------------------------------
                                          WADDELL & REED   WADDELL & REED                    WADDELL & REED   WADDELL & REED
                                           INTERNATIONAL      SMALL CAP     WADDELL & REED      MICRO-CAP        SMALL CAP
                                               VALUE           GROWTH            VALUE           GROWTH            VALUE
                                          --------------   --------------   --------------   --------------   --------------
Units outstanding at December 31, 2004      45,868,504       40,802,426       31,212,624       10,952,765       22,675,212
      Contract purchase payments             2,060,313        1,840,529        1,861,054          941,706        5,070,877
      Contract terminations, withdrawal
         payments and charges               (2,176,120)      (3,569,013)      (2,601,425)      (1,512,493)      (1,766,138)
                                            ----------       ----------       ----------       ----------       ----------
Units outstanding at December 31, 2005      45,752,697       39,073,942       30,472,253       10,381,978       25,979,951
      Contract purchase payments             1,713,374        1,335,543          975,740          942,419        9,255,297
      Contract terminations, withdrawal
         payments and charges               (2,245,212)      (2,877,018)      (2,670,176)      (1,622,255)      (3,454,926)
                                            ----------       ----------       ----------       ----------       ----------
Units outstanding at December 31, 2006      45,220,859       37,532,467       28,777,817        9,702,142       31,780,322
                                            ==========       ==========       ==========       ==========       ==========

                                                             SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------
                                                           WADDELL & REED   WADDELL & REED   WADDELL & REED
                                          WADDELL & REED        ASSET        INTERNATIONAL      SCIENCE &
                                            CORE EQUITY       STRATEGY          GROWTH         TECHNOLOGY
                                          --------------   --------------   --------------   --------------
Units outstanding at December 31, 2004      11,713,317         533,535           704,562         488,851
      Contract purchase payments             1,808,499       2,484,732         1,461,062       1,552,294
      Contract terminations, withdrawal
         payments and charges               (2,641,667)       (263,248)         (260,271)       (231,342)
                                            ----------       ---------         ---------       ---------
Units outstanding at December 31, 2005      10,880,149       2,755,019         1,905,353       1,809,803
      Contract purchase payments             1,735,112       5,575,458         1,305,611       1,116,658
      Contract terminations, withdrawal
         payments and charges               (1,404,798)       (981,568)         (386,692)       (459,028)
                                            ----------       ---------         ---------       ---------
Units outstanding at December 31, 2006      11,210,463       7,348,909         2,824,272       2,467,433
                                            ==========       =========         =========       =========

(6)  FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 is as follows:

                                                   AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                                  -------------------------------------------   --------------------------------------------------
                                     UNITS                                        INVESTMENT
                                  OUTSTANDING   UNIT FAIR VALUE    NET ASSETS   INCOME RATIO *   EXPENSE RATIO**   TOTAL RETURN***
                                  ------------------------------------------------------------------------------------------------
Advantus Bond
     2006                          28,432,771         3.34         95,062,125        0.00%             0.50%             4.13%
     2005                          25,909,385         3.21         83,185,660        0.00%             0.50%             1.93%
     2004                          22,781,403         3.15         71,755,838        0.00%             0.50%             4.45%
     2003                          21,526,597         3.02         64,912,460        0.00%             0.50%             4.83%
     2002                          20,565,466         2.88         59,156,158        0.00%             0.50%             9.95%
Advantus Money Market
     2006                          17,389,047         2.10         36,580,360        4.34%             0.50%             3.87%
     2005                           9,539,031         2.03         19,320,180        2.43%             0.50%             1.94%
     2004                           8,421,141         1.99         16,732,581        0.75%             0.50%             0.25%
     2003                           9,247,137         1.98         18,328,561        0.62%             0.50%             0.11%
     2002                          12,693,008         1.98         25,130,135        1.26%             0.50%             0.78%
Advantus Index 500
     2006                          45,615,886         5.96        272,075,179        0.00%             0.50%            14.66%
     2005                          53,143,853         5.20        276,449,024        0.00%             0.50%             3.91%
     2004                          53,261,845         5.01        266,633,584        0.00%             0.50%             9.84%
     2003                          51,279,532         4.56        233,704,567        0.00%             0.50%            27.41%
     2002                          45,940,654         3.58        164,331,526        0.00%             0.50%           -22.75%
Advantus Mortgage Securities
     2006                          16,203,109         3.80         61,503,778        0.00%             0.50%             4.82%
     2005                          15,720,658         3.62         56,928,064        0.00%             0.50%             2.37%
     2004                          15,405,996         3.54         54,497,600        0.00%             0.50%             4.29%
     2003                          14,511,424         3.39         49,223,053        0.00%             0.50%             3.64%
     2002                          13,407,079         3.27         43,878,832        0.06%             0.50%             9.11%
Advantus International Bond
     2006                           9,079,844         1.48         13,414,245        0.00%             0.50%             3.47%
     2005                           8,436,580         1.43         12,045,852        0.00%             0.50%            -9.36%
     2004                           7,704,707         1.58         12,137,030        0.00%             0.50%            10.88%
     2003                           6,784,841         1.42          9,639,586        0.00%             0.50%            19.65%
     2002                           5,388,668         1.19          6,398,401        0.25%             0.50%            17.35%
Advantus Index 400 Mid-Cap
     2006                          22,048,746         2.19         48,365,918        0.00%             0.50%             9.24%
     2005                          20,067,079         2.01         40,297,391        0.00%             0.50%            11.40%
     2004                          17,314,148         1.80         31,210,253        0.00%             0.50%            15.15%
     2003                          14,978,873         1.57         23,447,795        0.00%             0.50%            33.92%
     2002                          12,100,332         1.17         14,144,300        0.00%             0.50%           -15.46%

Advantus Real Estate Securities
     2006                          15,684,940         3.31         51,913,767        0.00%             0.50%            29.98%
     2005                          14,133,421         2.55         35,987,736        0.00%             0.50%            10.53%
     2004                          12,804,220         2.30         29,496,448        0.00%             0.50%            34.85%
     2003                           8,958,862         1.71         15,304,774        0.00%             0.50%            41.50%
     2002                           6,543,375         1.21          7,899,437        0.02%             0.50%             6.43%
AIM V.I. Balanced
     2006                             608,034         1.38            841,198        1.83%             0.50%             9.71%
     2005                             573,559         1.26            723,260        1.79%             0.50%             4.48%
     2004                             291,195         1.21            351,456        1.74%             0.50%             6.71%
     2003       (a)                   145,886         1.13            165,008        3.84%             0.50%            13.10%
AIM V.I. Capital Appreciation
     2006                           2,664,802         1.57          4,195,865        0.00%             0.50%             8.46%
     2005                           1,950,279         1.45          2,831,227        0.00%             0.50%             5.00%
     2004                           1,433,097         1.38          1,981,322        0.00%             0.50%            10.91%
     2003       (a)                   868,902         1.25          1,083,101        0.00%             0.50%            24.65%
AIM V.I. Core Equity
     2006                             348,737         1.49            520,464        1.26%             0.50%            14.40%
     2005                             350,904         1.30            457,761        0.50%             0.50%             4.84%
     2004                             416,528         1.24            518,293        0.45%             0.50%             4.97%
     2003       (a)                   235,798         1.19            279,528        0.38%             0.50%            18.54%

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 is as follows:

                                                        AT DECEMBER 31                       FOR THE YEARS ENDED DECEMBER 31
                                          ------------------------------------------   ------------------------------------------
                                             UNITS                                       INVESTMENT     EXPENSE
                                          OUTSTANDING   UNIT FAIR VALUE   NET ASSETS   INCOME RATIO *   RATIO**   TOTAL RETURN***
                                          ---------------------------------------------------------------------------------------
American Century Income and Growth
     2006                                   1,321,990         1.68         2,226,085        1.65%        0.50%         16.23%
     2005                                   2,009,848         1.45         2,911,754        1.28%        0.50%          4.00%
     2004                                     667,993         1.39           930,562        0.81%        0.50%         12.01%
     2003 (a)                                 262,154         1.24           326,036        0.00%        0.50%         24.36%
American Century Ultra
     2006                                  19,606,027         1.27        24,963,975        0.00%        0.50%         -3.87%
     2005                                  13,907,243         1.32        18,420,475        0.00%        0.50%          1.47%
     2004                                   7,351,949         1.31         9,597,027        0.00%        0.50%         10.04%
     2003 (a)                               2,077,557         1.19         2,464,606        0.00%        0.50%         18.63%
American Century Value
     2006                                   8,392,412         1.75        14,672,045        0.94%        0.50%         17.87%
     2005                                   4,516,883         1.48         6,699,241        0.56%        0.50%          4.33%
     2004                                   2,274,759         1.42         3,233,734        0.52%        0.50%         13.60%
     2003 (a)                                 536,370         1.25           671,196        0.00%        0.50%         25.13%
Credit Suisse Global Small Cap
     2006                                   5,757,422         0.79         4,562,712        0.00%        0.50%         12.64%
     2005                                   3,424,696         0.70         2,409,453        0.00%        0.50%         15.57%
     2004                                   3,100,731         0.61         1,887,687        0.00%        0.50%         17.40%
     2003                                   2,713,393         0.52         1,407,038        0.00%        0.50%         46.92%
     2002                                   2,099,443         0.35           740,973        0.00%        0.50%        -34.49%
Fidelity VIP Contrafund
     2006                                  59,047,241         1.40        82,622,650        1.01%        0.50%         10.88%
     2005                                  43,361,895         1.26        54,721,981        0.11%        0.50%         16.07%
     2004                                  34,042,449         1.09        37,013,973        0.19%        0.50%         14.59%
     2003                                  26,273,972         0.95        24,931,097        0.31%        0.50%         27.56%
     2002                                  26,787,135         0.74        19,926,546        0.55%        0.50%        -10.06%
Fidelity VIP Equity-Income
     2006                                  44,899,461         1.57        70,543,793        3.50%        0.50%         19.33%
     2005                                  38,249,023         1.32        50,359,404        1.29%        0.50%          5.05%
     2004                                  29,944,442         1.25        37,531,850        1.22%        0.50%         10.68%
     2003                                  21,359,239         1.13        24,188,307        1.36%        0.50%         29.38%
     2002                                  14,130,074         0.88        12,367,782        3.29%        0.50%        -17.57%
Fidelity VIP Mid-Cap
     2006                                  23,148,365         2.46        56,865,294        0.15%        0.50%         11.84%
     2005                                  20,125,801         2.20        44,204,439        0.00%        0.50%         17.43%
     2004                                  16,844,467         1.87        31,506,078        0.00%        0.50%         24.03%
     2003                                  13,155,189         1.51        19,837,629        0.24%        0.50%         37.56%
     2002                                  10,480,433         1.10        11,488,617        0.00%        0.50%        -10.47%
Franklin Large Cap Growth Securities
     2006                                   2,703,202         1.44         3,900,482        0.74%        0.50%         10.35%
     2005                                   2,708,071         1.31         3,541,189        0.59%        0.50%          0.56%
     2004                                   1,262,432         1.30         1,641,699        0.45%        0.50%          7.40%
     2003 (a)                                 535,873         1.21           648,889        0.30%        0.50%         21.08%

Franklin Mutual Shares Securities
     2006                                  10,707,711         1.75        18,765,092        2.01%        0.50%         17.79%
     2005                                   6,152,504         1.49         9,153,621        1.18%        0.50%         10.00%
     2004                                   3,575,422         1.35         4,835,693        0.70%        0.50%         12.07%
     2003 (a)                               1,080,313         1.21         1,303,765        0.52%        0.50%         20.68%
Franklin Small-Mid Cap
     2006                                  24,364,019         0.86        20,846,047        0.00%        0.50%          8.15%
     2005                                  23,891,397         0.79        18,900,749        0.00%        0.50%          4.26%
     2004                                  22,575,384         0.76        17,128,990        0.00%        0.50%         10.92%
     2003                                  18,195,312         0.68        12,446,579        0.00%        0.50%         36.56%
     2002                                  11,455,017         0.50         5,737,923        0.24%        0.50%        -29.04%

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 is as follows:

                                                        AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                                          ------------------------------------------   --------------------------------------------
                                             UNITS                                       INVESTMENT                         TOTAL
                                          OUTSTANDING   UNIT FAIR VALUE   NET ASSETS   INCOME RATIO *   EXPENSE RATIO**   RETURN***
                                          -----------------------------------------------------------------------------------------
Templeton Developing Markets Securities
     2006                                  15,409,147         2.46        37,876,666        1.10%            0.50%          27.45%
     2005                                  12,862,688         1.93        24,807,155        1.29%            0.50%          26.79%
     2004                                   9,606,537         1.52        14,612,168        1.81%            0.50%          24.09%
     2003                                   8,876,046         1.23        10,880,089        1.16%            0.50%          52.23%
     2002                                   7,896,110         0.81         6,358,050        1.43%            0.50%          -0.64%
Templeton Global Asset Allocation
     2006                                   8,133,340         1.61        13,081,112        7.03%            0.50%          20.51%
     2005                                   7,102,095         1.33         9,478,602        3.70%            0.50%           3.04%
     2004                                   4,634,887         1.30         6,003,376        2.78%            0.50%          15.14%
     2003                                   2,407,920         1.12         2,708,730        2.34%            0.50%          31.30%
     2002                                     965,472         0.86           827,190        1.79%            0.50%          -4.87%
Janus Aspen Balanced
     2006                                     903,677         1.39         1,260,624        2.16%            0.50%           9.87%
     2005                                     592,147         1.27           751,868        2.34%            0.50%           7.12%
     2004                                     308,647         1.19           365,833        2.50%            0.50%           7.75%
     2003 (a)                                 206,598         1.10           227,257        2.03%            0.50%          10.00%
Janus Aspen Forty
     2006                                  41,234,371         0.92        37,834,481        0.15%            0.50%           8.57%
     2005                                  38,381,384         0.85        32,435,788        0.01%            0.50%          12.00%
     2004                                  32,471,802         0.75        24,502,223        0.03%            0.50%          17.38%
     2003                                  32,140,569         0.64        20,661,447        0.25%            0.50%          19.63%
     2002                                  28,666,591         0.54        15,403,645        0.32%            0.50%         -16.35%
Janus Aspen International Growth
     2006                                  43,834,766         1.42        62,203,774        1.94%            0.50%          45.90%
     2005                                  34,125,893         0.97        33,191,331        1.13%            0.50%          31.28%
     2004                                  28,580,124         0.74        21,173,506        0.87%            0.50%          18.09%
     2003                                  27,451,326         0.63        17,221,128        0.99%            0.50%          33.87%
     2002                                  25,080,452         0.47        11,753,696        0.69%            0.50%         -26.13%
MFS Investors Growth Stock
     2006                                     637,951         1.39           884,683        0.00%            0.50%           6.77%
     2005                                     598,552         1.30           777,411        0.13%            0.50%           3.71%
     2004                                     524,544         1.25           656,928        0.00%            0.50%           8.44%
     2003 (a)                                 386,383         1.15           446,233        0.00%            0.50%          15.49%
MFS Mid Cap Growth
     2006                                     568,085         1.52           863,553        0.00%            0.50%           1.79%
     2005                                     536,410         1.49           801,077        0.00%            0.50%           2.35%
     2004                                     613,253         1.46           894,843        0.00%            0.50%          13.81%
     2003 (a)                                 240,163         1.28           307,921        0.00%            0.50%          28.21%
MFS New Discovery
     2006                                   6,366,556         1.59        10,131,253        0.00%            0.50%          12.30%
     2005                                   5,076,252         1.42         7,189,605        0.00%            0.50%           4.51%
     2004                                   3,206,232         1.36         4,345,170        0.00%            0.50%           5.68%
     2003 (a)                               1,238,069         1.28         1,587,693        0.00%            0.50%          28.24%
MFS Value
     2006                                   8,571,026         1.79        15,316,170        1.54%            0.50%          19.91%
     2005                                   6,266,603         1.49         9,339,190        2.64%            0.50%           5.94%
     2004                                   3,401,927         1.41         4,785,808        1.67%            0.50%          14.25%
     2003 (a)                               1,429,045         1.23         1,759,604        0.00%            0.50%          23.13%
Oppenheimer Capital Appreciation
     2006                                   3,503,343         1.47         5,150,040        0.16%            0.50%           7.15%
     2005                                   2,384,052         1.37         3,270,918        0.79%            0.50%           4.34%
     2004                                   2,456,969         1.31         3,230,727        0.18%            0.50%           6.08%
     2003 (a)                                 869,296         1.24         1,077,516        0.00%            0.50%          23.95%
Oppenheimer High Income
     2006                                   6,502,420         1.33         8,645,366        6.24%            0.50%           8.68%
     2005                                   4,379,496         1.22         5,357,653        5.48%            0.50%           1.50%
     2004                                   2,791,841         1.21         3,365,008        5.27%            0.50%           8.19%
     2003 (a)                               1,272,949         1.11         1,418,164        0.00%            0.50%          11.40%

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 is as follows:

                                                  AT DECEMBER 31                FOR THE YEARS ENDED DECEMBER 31
                                      -------------------------------------   -----------------------------------
                                         UNITS      UNIT FAIR                   INVESTMENT    EXPENSE     TOTAL
                                      OUTSTANDING     VALUE      NET ASSETS   INCOME RATIO*   RATIO**   RETURN***
                                      -------------------------------------   -----------------------------------
Oppenheimer International Growth
   2006                                 4,049,636      2.54      10,297,708       0.29%        0.50%      28.61%
   2005                                 2,465,508      1.98       4,874,886       0.60%        0.50%      14.38%
   2004                                 1,793,311      1.73       3,100,055       1.03%        0.50%      16.56%
   2003 (a)                               811,366      1.48       1,203,305       0.00%        0.50%      48.30%
Putnam VT Growth and Income
   2006                                   501,359      1.65         829,378       1.39%        0.50%      15.33%
   2005                                   390,996      1.43         560,815       1.42%        0.50%       4.71%
   2004                                   240,383      1.37         329,299       1.56%        0.50%      10.56%
   2003 (a)                               120,555      1.24         149,378       0.00%        0.50%      23.90%
Putnam VT International Growth
   2006                                 3,345,884      2.09       7,004,707       0.58%        0.50%      27.08%
   2005                                 2,749,598      1.65       4,529,594       1.38%        0.50%      11.64%
   2004                                 2,437,293      1.48       3,596,507       1.22%        0.50%      15.62%
   2003 (a)                             1,229,135      1.28       1,568,774       0.00%        0.50%      27.63%
Putnam VT New Opportunities
   2006                                   190,791      1.61         306,966       0.00%        0.50%       8.02%
   2005                                   134,616      1.49         200,508       0.08%        0.50%       9.46%
   2004                                    44,807      1.36          60,976       0.00%        0.50%       9.76%
   2003 (a)                                48,692      1.24          60,367       0.00%        0.50%      23.98%
Putnam VT New Value
   2006                                 2,613,009      1.81       4,739,433       0.76%        0.50%      15.44%
   2005                                 1,175,629      1.57       1,847,207       0.96%        0.50%       5.37%
   2004                                 1,185,321      1.49       1,767,585       0.64%        0.50%      14.85%
   2003 (a)                               450,508      1.30         584,940       0.00%        0.50%      29.83%
Putnam VT Voyager
   2006                                   447,539      1.36         609,983       0.29%        0.50%       4.91%
   2005                                 3,187,770      1.30       4,141,618       0.63%        0.50%       5.17%
   2004                                 2,616,828      1.24       3,232,814       0.21%        0.50%       4.51%
   2003 (a)                             1,336,458      1.18       1,579,833       0.00%        0.50%      18.21%
Waddell & Reed Balanced
   2006                                35,143,905      4.33     152,131,716       1.39%        0.50%      10.66%
   2005                                37,633,107      3.91     147,218,359       1.26%        0.50%       4.49%
   2004                                39,637,651      3.74     148,394,189       1.47%        0.50%       8.39%
   2003                                41,613,113      3.45     143,728,924       0.70%        0.50%      20.45%
   2002                                43,396,953      2.87     124,438,389       0.00%        0.50%      -9.44%
Waddell & Reed Growth
   2006                                50,262,653      3.69     185,288,302       0.00%        0.50%       4.51%
   2005                                51,995,030      3.53     183,394,925       0.00%        0.50%      10.68%
   2004                                54,523,330      3.19     173,761,982       0.28%        0.50%       2.79%
   2003                                56,365,538      3.10     174,753,707       0.00%        0.50%      24.83%
   2002                                53,681,235      2.48      70,296,942       0.00%        0.50%     -25.81%
Waddell & Reed International Value
   2006                                45,220,859      4.71     213,037,472       2.46%        0.50%      28.97%
   2005                                45,752,697      3.65     167,126,806       2.12%        0.50%      10.61%
   2004                                45,868,504      3.30     151,477,262       1.08%        0.50%      22.07%
   2003                                46,446,991      2.71     125,660,408       1.90%        0.50%      46.12%
   2002                                46,305,966      1.85      85,738,006       0.00%        0.50%     -18.23%
Waddell & Reed Small Cap Growth
   2006                                37,532,467      2.64      99,187,173       0.00%        0.50%       4.53%
   2005                                39,073,942      2.53      98,784,705       0.00%        0.50%      12.32%
   2004                                40,802,426      2.25      91,838,802       0.00%        0.50%      13.72%
   2003                                42,339,173      1.98      83,797,756       0.00%        0.50%      47.24%
   2002                                42,200,879      1.34      56,725,839       0.00%        0.50%     -32.14%
Waddell & Reed Value
   2006                                28,777,817      2.78      80,137,009       1.75%        0.50%      16.30%
   2005                                30,472,253      2.39      72,963,017       1.43%        0.50%       3.90%
   2004                                31,212,624      2.30      71,928,148       1.06%        0.50%      14.13%
   2003                                32,035,827      2.02      64,685,031       0.59%        0.50%      26.42%
   2002                                31,449,334      1.60      50,229,078       0.00%        0.50%     -15.74%

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 is as follows:

                                                  AT DECEMBER 31                FOR THE YEARS ENDED DECEMBER 31
                                      -------------------------------------   -----------------------------------
                                         UNITS      UNIT FAIR                   INVESTMENT    EXPENSE     TOTAL
                                      OUTSTANDING     VALUE      NET ASSETS   INCOME RATIO*   RATIO**   RETURN***
                                      -------------------------------------   -----------------------------------
Waddell & Reed Micro-Cap Growth
   2006                                 9,702,142      2.24      21,755,494       0.00%        0.50%      11.71%
   2005                                10,381,978      2.01      20,840,469       0.00%        0.50%      20.27%
   2004                                10,952,765      1.67      18,281,451       0.00%        0.50%       9.50%
   2003                                11,593,220      1.52      17,671,342       0.00%        0.50%      53.64%
   2002                                10,236,599      0.99      10,156,947       0.00%        0.50%     -43.93%
Waddell & Reed Small Cap Value
   2006                                31,780,322      2.00      63,411,299       5.69%        0.50%      16.26%
   2005                                25,979,951      1.72      44,586,329       0.00%        0.50%       3.63%
   2004                                22,675,212      1.66      37,551,645       0.00%        0.50%      14.45%
   2003                                20,044,359      1.45      29,004,455       0.00%        0.50%      48.73%
   2002                                16,594,748      0.97      16,144,437       0.00%        0.50%     -20.38%
Waddell & Reed Core Equity
   2006                                11,210,463      1.14      12,812,360       0.91%        0.50%      16.40%
   2005                                10,880,149      0.98      10,682,437       0.34%        0.50%       8.46%
   2004                                11,713,317      0.91      10,603,056       0.65%        0.50%       9.02%
   2003                                12,202,246      0.83      10,131,512       0.78%        0.50%      20.73%
   2002                                11,911,619      0.69       8,192,164       0.00%        0.50%     -28.50%
Waddell & Reed Asset Strategy
   2006                                 7,348,909      1.77      12,976,999       3.38%        0.50%      19.55%
   2005                                 2,755,019      1.48       4,069,336       1.71%        0.50%      23.66%
   2004                                   533,535      1.19         637,309       2.73%        0.50%      12.73%
   2003 (a)                                61,138      1.06          64,781       2.28%        0.50%       5.96%
Waddell & Reed International Growth
   2006                                 2,824,272      1.79       5,050,029       0.71%        0.50%      20.38%
   2005                                 1,905,353      1.49       2,830,021       3.23%        0.50%      15.89%
   2004                                   704,562      1.28         902,995       1.07%        0.50%      13.43%
   2003 (a)                               210,607      1.13         237,965       2.37%        0.50%      12.99%
Waddell & Reed Science & Technology
   2006                                 2,467,433      1.60       3,938,441       0.00%        0.50%       7.34%
   2005                                 1,809,803      1.49       2,691,320       0.00%        0.50%      16.66%
   2004                                   488,851      1.27         623,134       0.00%        0.50%      15.67%
   2003 (a)                                93,863      1.10         103,437       0.00%        0.50%      10.20%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. For periods less than one year, ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2006, 2005 AND 2004

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


/s/ KPMG LLP
------------------------------------

March 12, 2007

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                                 (In thousands)

                                                                             2006          2005
                                                                         -----------   -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value
      (amortized cost $5,263,368 and $5,095,516)                         $ 5,326,567   $ 5,190,234
   Equity securities, at fair value (cost $576,887 and $577,658)             725,807       683,290
   Mortgage loans, net                                                     1,133,784     1,020,427
   Real estate, net                                                              755         2,261
   Finance receivables, net                                                  162,991       146,408
   Policy loans                                                              297,312       279,699
   Private equity investments (cost $286,700 and $244,458)                   325,619       268,535
   Fixed maturity securities on loan, at fair value
      (amortized cost $1,308,071 and $1,275,628)                           1,306,167     1,278,941
   Equity securities on loan, at fair value (cost $54,495 and $89,165)        79,215       119,087
   Other invested assets                                                      42,859        23,574
                                                                         -----------   -----------
      Total investments                                                    9,401,076     9,012,456
   Cash and cash equivalents                                                 165,075       284,283
   Securities held as collateral                                           1,430,984     1,439,254
   Deferred policy acquisition costs                                         872,581       823,757
   Accrued investment income                                                  83,005        81,129
   Premiums and fees receivable                                              154,548       143,573
   Property and equipment, net                                                80,513        76,921
   Reinsurance recoverables                                                  788,006       744,458
   Goodwill and intangible assets, net                                        32,452        21,052
   Other assets                                                               90,852        62,362
   Separate account assets                                                12,272,433    10,600,016
                                                                         -----------   -----------
         Total assets                                                    $25,371,525   $23,289,261
                                                                         ===========   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy and contract account balances                                  $ 5,073,270   $ 5,006,386
   Future policy and contract benefits                                     2,124,904     2,073,846
   Pending policy and contract claims                                        225,503       205,557
   Other policyholder funds                                                  675,161       636,441
   Policyholder dividends payable                                             42,877        43,438
   Unearned premiums and fees                                                266,139       227,684
   Income tax liability:
      Current                                                                 19,349        16,662
      Deferred                                                               184,513       174,136
   Other liabilities                                                         485,344       422,723
   Notes payable                                                             125,000       125,000
   Securities lending collateral                                           1,430,984     1,439,254
   Separate account liabilities                                           12,272,433    10,600,016
                                                                         -----------   -----------
      Total liabilities                                                   22,925,477    20,971,143
                                                                         -----------   -----------
Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                   5,000         5,000
   Additional paid in capital                                                 81,632        81,632
   Accumulated other comprehensive income                                    158,231       140,106
   Retained earnings                                                       2,201,185     2,091,380
                                                                         -----------   -----------
      Total stockholder's equity                                           2,446,048     2,318,118
                                                                         -----------   -----------
         Total liabilities and stockholder's equity                      $25,371,525   $23,289,261
                                                                         ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (In thousands)

                                                          2006         2005         2004
                                                       ----------   ----------   ----------
Revenues:
   Premiums                                            $1,308,939   $1,183,836   $1,078,586
   Policy and contract fees                               454,153      399,676      382,048
   Net investment income                                  500,400      487,013      459,612
   Net realized investment gains                           53,403       64,955       73,862
   Finance charge income                                   44,792       40,130       37,694
   Commission income                                       55,885       62,110       40,589
   Other income                                            32,648       30,820       21,273
                                                       ----------   ----------   ----------
      Total revenues                                    2,450,220    2,268,540    2,093,664
                                                       ----------   ----------   ----------
Benefits and expenses:
   Policyholder benefits                                1,314,341    1,142,724    1,027,760
   Interest credited to policies and contracts            275,787      274,511      280,618
   General operating expenses                             413,174      409,664      389,924
   Commissions                                            159,545      144,787      143,633
   Administrative and sponsorship fees                     59,279       60,193       63,057
   Dividends to policyholders                              10,154        9,010       15,331
   Interest on notes payable                               10,318       10,290       10,391
   Amortization of deferred policy acquisition costs      184,632      162,510      169,888
   Capitalization of policy acquisition costs            (224,272)    (218,071)    (206,061)
                                                       ----------   ----------   ----------
      Total benefits and expenses                       2,202,958    1,995,618    1,894,541
                                                       ----------   ----------   ----------
         Income from operations before taxes              247,262      272,922      199,123
   Income tax expense (benefit):
      Current                                              72,736       67,572       17,445
      Deferred                                             (1,084)      20,073       42,821
                                                       ----------   ----------   ----------
         Total income tax expense                          71,652       87,645       60,266
                                                       ----------   ----------   ----------
            Net income                                 $  175,610   $  185,277   $  138,857
                                                       ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (In thousands)

                                                                             ACCUMULATED
                                                               ADDITIONAL       OTHER                        TOTAL
                                                     COMMON      PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                      STOCK      CAPITAL        INCOME       EARNINGS        EQUITY
                                                    --------   ----------   -------------   ----------   -------------
2004:
   Balance, beginning of year                       $  5,000     $ 3,000       $213,667     $1,795,285     $2,016,952
      Comprehensive income:
         Net income                                       --          --             --        138,857        138,857
         Other comprehensive income                       --          --          9,354             --          9,354
                                                                                                           ----------
            Total comprehensive income                                                                        148,211
      Dividends to stockholder                            --          --             --        (15,539)       (15,539)
      Contributions to additional paid in capital         --      58,164             --             --         58,164
                                                    --------     -------       --------     ----------     ----------
   Balance, end of year                             $  5,000     $61,164       $223,021     $1,918,603     $2,207,788
                                                    ========     =======       ========     ==========     ==========
2005:
   Balance, beginning of year                       $  5,000     $61,164       $223,021     $1,918,603     $2,207,788
      Comprehensive income:
         Net income                                       --          --             --        185,277        185,277
         Other comprehensive loss                         --          --        (82,915)            --        (82,915)
                                                                                                           ----------
            Total comprehensive income                                                                        102,362
      Dividends to stockholder                            --          --             --        (12,500)       (12,500)
      Contributions to additional paid in capital         --      20,468             --             --         20,468
                                                    --------     -------       --------     ----------     ----------
   Balance, end of year                             $  5,000     $81,632       $140,106     $2,091,380     $2,318,118
                                                    ========     =======       ========     ==========     ==========
2006:
   Balance, beginning of year                       $  5,000     $81,632       $140,106     $2,091,380     $2,318,118
      Comprehensive income:
         Net income                                       --          --             --        175,610        175,610
         Other comprehensive income                       --          --         18,125             --         18,125
                                                                                                           ----------
            Total comprehensive income                                                                        193,735
      Dividends to stockholder                            --          --             --        (65,805)       (65,805)
                                                    --------     -------       --------     ----------     ----------
   Balance, end of year                             $  5,000     $81,632       $158,231     $2,201,185     $2,446,048
                                                    ========     =======       ========     ==========     ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (In thousands)

                                                                 2006          2005          2004
                                                             -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   175,610   $   185,277   $   138,857
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Interest credited to annuity and insurance contracts       247,040       245,990       248,103
      Fees deducted from policy and contract balances           (415,193)     (362,149)     (352,028)
      Change in future policy benefits                            59,662        31,532        40,541
      Change in other policyholder liabilities, net               55,994        38,420         9,006
      Amortization of deferred policy acquisition costs          184,632       162,510       169,888
      Capitalization of policy acquisition costs                (224,272)     (218,071)     (206,061)
      Change in premiums and fees receivable                     (10,975)       (5,995)          375
      Deferred tax provision                                      (1,084)       20,073        42,821
      Change in income tax liabilities - current                   2,687        (7,795)       (7,972)
      Net realized investment gains                              (53,403)      (64,955)      (73,862)
      Change in reinsurance recoverables                         (43,548)      (17,308)      (50,027)
      Other, net                                                  42,974        51,442        90,532
                                                             -----------   -----------   -----------
         Net cash provided by operating activities                20,124        58,971        50,173
                                                             -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                     988,202     1,215,098     1,538,904
   Equity securities                                             558,248       453,427       537,399
   Mortgage loans                                                     --         5,134         3,239
   Real estate                                                     1,265           960         1,276
   Private equity investments                                     50,154        56,320        63,623
   Other invested assets                                           1,302        10,875        23,619
Proceeds from maturities and repayments of:
   Fixed maturity securities                                     918,091     2,269,649     1,262,636
   Mortgage loans                                                 91,063       126,754        79,356
Purchases and originations of:
   Fixed maturity securities                                  (2,164,474)   (3,541,554)   (3,077,269)
   Equity securities                                            (446,201)     (378,814)     (477,434)
   Mortgage loans                                               (204,361)     (341,115)     (119,806)
   Real estate                                                        --        (1,451)       (1,324)
   Private equity investments                                    (75,117)      (61,273)      (51,265)
   Other invested assets                                            (286)      (10,815)      (21,779)
Finance receivable originations or purchases                    (129,808)     (116,758)     (109,989)
Finance receivable principal payments                            107,796       102,356        89,283
Securities in transit                                             15,637        (4,271)     (109,734)
Other, net                                                       (44,085)      (31,452)      (23,196)
                                                             -----------   -----------   -----------
      Net cash used for investing activities                    (332,574)     (246,930)     (392,461)
                                                             -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts           2,172,597     1,898,405     1,814,146
Withdrawals from annuity and insurance contracts              (1,932,688)   (1,625,017)   (1,546,611)
Contributed capital                                                   --         6,900        55,000
Dividends paid to stockholder                                    (65,000)      (12,500)           --
Other, net                                                        18,333         7,946        (6,268)
                                                             -----------   -----------   -----------
      Net cash provided by financing activities                  193,242       275,734       316,267
                                                             -----------   -----------   -----------
Net (decrease) increase in cash and cash equivalents            (119,208)       87,775       (26,021)
Cash and cash equivalents, beginning of year                     284,283       196,508       222,529
                                                             -----------   -----------   -----------
Cash and cash equivalents, end of year                       $   165,075   $   284,283   $   196,508
                                                             ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, Securian Life Insurance Company, and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

     IN THOUSANDS                                 2006         2005          2004
     ------------                              ----------   ----------   ----------
     Individual Financial Security             $  456,898   $  444,513   $  452,807
     Financial Services                           288,028      294,034      270,687
     Group Insurance                            1,166,882    1,011,920      888,030
     Retirement                                   335,327      339,253      343,311
     Subsidiaries and corporate product line      203,085      178,820      138,829
                                               ----------   ----------   ----------
        Total                                  $2,450,220   $2,268,540   $2,093,664
                                               ==========   ==========   ==========

     The Company serves over eight million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     Effective December 30, 2005, ownership of Securian Life Insurance Company was transferred to the Company from Securian Financial Group, Inc, in the form of a capital contribution. See note 19 for additional description of this transaction.

     During 2004, the Company's majority-owned subsidiary, MIMLIC Life Insurance Company, was dissolved.

     On June 1, 2004, the Company purchased Allied Solutions, LLC and Subsidiaries (Allied). See note 15 for additional description of this transaction.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. Prior to 2005, Allied's results were reported on a one month lag. Beginning in 2005, this lag in reporting has been eliminated. Neither the effect of the month lag in 2004, nor eliminating it in 2005 had a material affect on the consolidated results of operations or financial position of the Company. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are recorded in the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that are not yet paid are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life products, specifically individual adjustable and variable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     COMMISSION REVENUE

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Refunds of commissions for cancelled policies are issued based on the unearned portion of the premium payments.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities, including all interest-only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker/dealer survey values or internal estimates.

     Marketable equity securities are classified as available-for-sale and are carried at fair value. Mutual funds and exchange traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the current effective portfolio rate.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Impairments are determined by specific identification. A mortgage loan is considered impaired if it is probable that amounts due for principal and interest will not be collected in accordance with the contractual terms. Impaired mortgage loans are valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the underlying collateral, if the loan is collateral dependent.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to stockholders' equity of the investee are recorded, based on the Company's ownership share, as an adjustment to the amount invested and as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices where available. Fair values of marketable equity securities are based on quoted market prices. Fair values of private equity investments are obtained from the financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities not based on quoted market prices, generally private placement securities, securities that do not trade regularly, and embedded derivatives, an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2006, 82.5% of the fair values of fixed maturity securities were obtained from quoted market prices, 17.1% from the internal methods described above and 0.4% from other sources, primarily broker bids.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses.

     The Company's derivative instrument holdings are carried at fair value. All derivatives are recorded as non-hedge transactions. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities of high credit quality, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     For interest-only securities and mortgage-backed securities not of high credit quality, the Company recognizes the excess of all cash flows, including estimated prepayments, attributable to the security estimated at the acquisition date over the initial investment using the effective yield method with adjustments made as a result of subsequent cash flow information recorded prospectively. If the fair value of the security has declined below its carrying amount, the Company will write the security down to fair value if the decline is deemed other-than-temporary.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 12. The use of the restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $12,888,000 and $15,109,000 at December 31, 2006 and 2005, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2006 and 2005 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2006 and 2005 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting or the Company chooses not to elect hedge accounting, they provide the Company with an economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objectives and strategy for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains and losses on the consolidated statements of operations. Interest income generated by derivative instruments is reported in net investment income on the consolidated statements of operations. Derivative instruments had an immaterial impact on the Company's 2006, 2005 and 2004 consolidated statements of operations.

     The Company offers a variable payout annuity product with periodic payments that are guaranteed to never fall below an amount that is established at contract inception. This amount is referred to as the guaranteed minimum payment. All deposits, net of expenses, are allocated to a single investment option based upon the S&P 500 index and the periodic payment is adjusted at the beginning of each period based upon investment performance. In the event that the new payment amount falls below the guaranteed minimum payment, the Company will make up the difference. In 2006, the Company began offering an indexed life product which has an investment option based upon the performance of the S&P 500. For this investment option, the S&P 500 is used as the basis for crediting interest, with a cap and floor. These guarantees expose the Company to equity market risk, which represents an embedded derivative in the case of the annuity product and market exposure in the life product. The Company is using an economic hedge in its efforts to minimize the financial risk associated with the product's guaranteed payment. The Company holds both interest rate swaps and futures contracts which are used to economically hedge the change in fair value of periodic guaranteed minimum payments owed to policyholders.

     The Company entered into certain interest rate futures contracts to manage duration within certain total return managed portfolios within the general account. These contracts could qualify for hedge accounting, but due to the immateriality of the derivatives, the Company chose not to elect hedge accounting.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of the Company's foreign currency economic hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to mitigate this risk.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains and losses on the consolidated statements of operations. As of December 31, 2006 and 2005, the Company reported $24,646,000 and $7,419,000, respectively, as derivative instruments, which is included in other invested assets on the consolidated balance sheets. In 2006, 2005, and 2004, the change in fair value of these securities included in realized capital gains was $90,000, $45,000 and $1,013,000, respectively. For cash flow presentation, the proceeds and purchases from certain mortgage dollar roll securities are included in fixed maturity securities and equity securities.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined on the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in realized gains and losses on the statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. For debt securities, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt and equity securities, an other-than-temporary impairment is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the debt security or the remaining cost basis of the equity security. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors, and the manager's intent and ability to hold the security. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. All other available-for-sale equity securities with significant unrealized losses are also reviewed on the same basis for impairment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary impairment. Determination of the status of each analyzed investment as other-than-temporary or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment.

     Total other-than-temporary impairments for fixed maturity securities were $31,356,000 for the year ended December 31, 2006, of which $30,328,000 was interest rate related and $1,028,000 was credit related. For the years ended December 31, 2005 and 2004, other-than-temporary impairments for fixed maturity securities were $6,683,000 and $6,684,000, respectively, all of which were credit related.

     Total other-than-temporary impairments for equity securities for the years ended December 31, 2006, 2005 and 2004 were $0, $1,212,000 and $1,728,000 respectively.

     Total other-than-temporary impairments for private equity investments for the years ended December 31, 2006, 2005 and 2004 were $10,868,000, $9,088,000 and $13,863,000, respectively.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2006 and 2005.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively.

     The income from these investments is recorded in net investment income and was $1,253,000, $1,232,000, and $1,762,000 for the years ended December 31,
     2006, 2005, and 2004, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2006 and 2005 were $1,385,382,000 and $1,398,028,000, respectively. As of December 31, 2006 and 2005, the collateral associated with securities lending was $1,430,984,000 and $1,439,254,000, respectively.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the fair value of the investments held in the segregated funds. The investment income and gains and losses of these accounts accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2006 and 2005, the fair value of these investments included with equity securities as required by Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1), was $27,085,000 and $40,431,000, respectively.

     RISKS

     The following is a description of the most significant risks facing the
     Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company actively monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

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(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     RISKS (CONTINUED)

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participates in a securities lending program where it receives collateral assets in exchange for loaned securities. As collateral assets, the Company receives shares in an Enhanced Yield Trust, a Collateral Investment Term Trust, certain Lehman Brothers investments and various other assets. The Company has a concentrated credit risk in that its collateral investment in the Enhanced Yield Trust was $1,075,173,000 and $801,191,000 as of December 31, 2006 and
          2005, respectively. Additionally, concentrated credit risk exists in its Collateral Investment Term Trust, which totaled $336,953,000 and $0 as of December 31, 2006 and 2005, respectively.

          Although the Company's securities lending program involves certain credit risk and specific concentrated credit risk, the Company believes the high quality of the collateral received and the Company's monitoring policies and procedures assists in minimizing the likelihood of material losses under these arrangements.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency dominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include, but are not limited to, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2006, approximately 97% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company held a limited number of derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain annuity products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recoded as earned. Accrued and uncollected finance charges, interest, and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are both 60 days past due with collateral that is deemed inadequate. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life, accident and health and group life products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account performance, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account performance, the Company utilizes a mean reversion process. The Company's future long-term yield assumption is 8% at December 31, 2006. Factors regarding economic outlook, as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing management's best estimate of the long-term assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to that produced using the historical long-term assumptions. The effects of this modified yield assumption are reflected annually in the consolidated statements of operations. This modified yield assumption is not permitted to be negative or in excess of 15%, per annum, during the five-year reversion period.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and deferred annuities, and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs on the consolidated statements of operations. DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 18. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company's sales inducement credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit. Changes in deferred sales inducements for the period ended December 31 were as follows:

     IN THOUSANDS                    2006     2005
     ------------                   ------   ------
     Balance at beginning of year   $1,162   $  250
     Capitalization                    487      938
     Amortization and interest           2      (26)
                                    ------   ------
     Balance at end of year         $1,651   $1,162
                                    ======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. Intangible assets with a finite useful life are amortized over their useful lives on a straight-line basis.

     SOFTWARE CAPITALIZATION

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized costs of $31,712,000 and $28,082,000 as of December 31, 2006 and 2005, respectively, and amortized software expense of $11,510,000, $10,192,000 and $8,373,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $100,932,000 and $190,728,000 at December 31, 2006 and 2005,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2006, 2005, and 2004, was $11,514,000,
     $12,047,000, and $12,410,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases to the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life products as of December 31, 2006, the Company has assumed an average rate of investment yields ranging from 5.56% to 5.62%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 18. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if invested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2006 and 2005, the total participating business in force was $1,594,804,000 and $1,357,490,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% at December 31, 2006 and 2005.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     NEW PRONOUNCEMENTS

     In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 158 (FAS 158), EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS, AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R). FAS 158 requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability in its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income. In addition, FAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan is required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements is required for fiscal years ending after December 15, 2008. The Company will adopt the recognition of the funded status of its benefit plans as of December 31, 2007 and will adopt the requirement to measure the funded status as of the date of its year-end financial statements as of December 31, 2008. The Company is currently evaluating the effect of this statement on its consolidated results of operations and financial position.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of this statement on its consolidated results of operations or financial position.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 is effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may be corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's consolidated results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 is required for fiscal years beginning after December 15, 2006. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FIN 48 in 2007.

     In February 2006, the FASB released Statement of Financial Accounting Standards No. 155 (FAS 155), ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In summary, this pronouncement: (1) permits fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies accounting for interest-only strips and principal-only strips; (3) requires evaluation of interest in securitized financial assets to identify interests that contain derivatives; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) eliminates the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative. The application of FAS 155 is effective for all financial instruments acquired or issued after the beginning of the fiscal year that begins after September 15, 2006. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 155.

     In November 2005, the FASB issued FASB Staff Position (FSP) FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, the American Institute of Certified Public Accountants Accounting Standards Executive Committee issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of SOP 05-1.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. In accordance with FSP FAS 106-1, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issued guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-2), which superseded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act.

     The Company has concluded that prescription drug benefits available under its postretirement plans to some or all participants for some or all future years are at least actuarially equivalent to Medicare Part D, and thus qualify for the subsidy under the Act. The Company has estimated the expected subsidy that will reduce the Company's share of the cost and has reflected that in its postretirement plan costs and obligations.

     The effect of the Act to the Company is a $7,750,000 reduction of the accumulated postretirement benefit obligation as of December 31, 2004 and a $1,151,000 reduction in the net periodic postretirement benefit cost for 2004.

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     In September 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements.

     In June 2004, the FASB issued FSP 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (FAS 97), Permit or Require Accrual of an Unearned Revenue Liability (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 in 2004 had no material impact to the consolidated results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of certain guarantees in products such as GMDB to determine whether a contract should be accounted for as an investment or insurance contract. At adoption, the Company reclassified $44,945,000 of ownership in its own separate accounts from separate account assets to equity securities. The Company also has recorded certain market value adjusted ("MVA") fixed annuity products and investment options on variable annuities as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature, all of the investment performance of the separate account assets is not being passed to the contractholder, and it therefore does not meet the conditions for separate account reporting under the SOP. On January 1, 2004, market value reserves included in separate account liabilities of $37,979,000 were revalued at current account value in the general account to $37,552,000. The related separate account assets of $38,912,000 were also reclassified to the general account. Since adoption of the SOP, the components of the spread on a book value basis are recorded in interest income and interest credited. Realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. The adoption of SOP 03-1 had no material impact to the consolidated results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, revised 2003 (FAS 132(R)), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POST RETIREMENT BENEFITS, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The adoption of FAS 132(R) on January 1, 2004, did not have a material impact on the consolidated results of operations or financial position of the Company.

     RECLASSIFICATION

     Certain 2005 and 2004 financial statement balances have been reclassified to conform to the 2006 presentation.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

     IN THOUSANDS                                  2006       2005       2004
     ------------                                --------   --------   --------
     Fixed maturity securities                   $392,210   $384,844   $367,978
     Equity securities                             20,997     21,360     14,368
     Mortgage loans                                70,711     68,160     62,182
     Real estate                                      (35)       (36)        29
     Policy loans                                  21,592     20,395     19,843
     Cash equivalents                               8,514      6,010      2,233
     Private equity investments                       302        296      4,909
     Other invested assets                          2,541      2,055      3,305
                                                 --------   --------   --------
        Gross investment income                   516,832    503,084    474,847
     Investment expenses                          (16,432)   (16,071)   (15,235)
                                                 --------   --------   --------
        Total                                    $500,400   $487,013   $459,612
                                                 ========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

     IN THOUSANDS                                  2006       2005       2004
     ------------                                --------   --------   --------
     Fixed maturity securities                   $(41,722)  $(16,256)  $  9,712
     Equity securities                             76,134     69,052     70,636
     Mortgage loans                                    --        617       (242)
     Real estate                                       --         --        (33)
     Private equity investments                    18,058     13,139     11,571
     Other invested assets                            933     (1,597)   (17,782)
                                                 --------   --------   --------
        Total                                    $ 53,403   $ 64,955   $ 73,862
                                                 ========   ========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

     IN THOUSANDS                                  2006       2005       2004
     ------------                                --------   --------   --------
     Fixed maturity securities
        Gross realized gains                     $  6,189   $ 10,290   $ 24,167
        Gross realized losses                     (47,911)   (26,546)   (14,455)
     Equity securities:
        Gross realized gains                       95,587     84,573     94,704
        Gross realized losses                     (19,453)   (15,521)   (24,068)
     Private equity investments:
        Gross realized gains                       29,165     22,625     26,852
        Gross realized losses                     (11,107)    (9,486)   (15,281)

     Net accumulated unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

     IN THOUSANDS                                             2006       2005
     ------------                                           --------   --------
     Gross unrealized gains                                 $341,570   $346,076
     Gross unrealized losses                                 (73,566)   (91,051)
     Adjustment to deferred policy acquisition costs          (7,358)   (16,542)
     Adjustment to reserves                                  (15,040)   (23,595)
     Adjustment to unearned policy and contract fees           1,328      2,459
                                                            --------   --------
                                                             246,934    217,347
     Deferred federal income taxes                           (88,703)   (77,241)
                                                            --------   --------
        Net accumulated unrealized gains                    $158,231   $140,106
                                                            ========   ========

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                           GROSS UNREALIZED
     IN THOUSANDS                             AMORTIZED   ------------------      FAIR
     DECEMBER 31, 2006                          COST        GAINS     LOSSES      VALUE
     -------------------------------------   ----------   --------   -------   ----------
     U.S. government                         $   26,962   $    539   $   249   $   27,252
     Agencies not backed by the full faith
        and credit of the U.S. government        22,881      1,631        64       24,448
     Foreign governments                          1,753         80        --        1,833
     Corporate securities                     3,357,554     68,208    26,939    3,398,823
     Asset-backed securities                    310,638      3,862     1,297      313,203
     Mortgage-backed securities               1,543,580     21,337     3,909    1,561,008
                                             ----------   --------   -------   ----------
        Total fixed maturities                5,263,368     95,657    32,458    5,326,567
     Equity securities - unaffiliated           576,887    152,183     3,263      725,807
                                             ----------   --------   -------   ----------
           Total                             $5,840,255   $247,840   $35,721   $6,052,374
                                             ==========   ========   =======   ==========

                                                           GROSS UNREALIZED
     IN THOUSANDS                             AMORTIZED   ------------------      FAIR
     DECEMBER 31, 2005                          COST        GAINS     LOSSES      VALUE
     -------------------------------------   ----------   --------   -------   ----------
     U.S. government                         $   29,599   $    272   $   190   $   29,681
     Agencies not backed by the full faith
        and credit of the U.S. government        19,974        958       101       20,831
     Foreign governments                          1,533        321        --        1,854
     Corporate securities                     3,359,380    104,925    27,007    3,437,298
     Asset-backed securities                    323,642     10,507     2,034      332,115
     Mortgage-backed securities               1,361,388     24,501    17,434    1,368,455
                                             ----------   --------   -------   ----------
        Total fixed maturities                5,095,516    141,484    46,766    5,190,234
     Equity securities - unaffiliated           577,658    114,425     8,793      683,290
                                             ----------   --------   -------   ----------
           Total                             $5,673,174   $255,909   $55,559   $5,873,524
                                             ==========   ========   =======   ==========

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                           GROSS UNREALIZED
     IN THOUSANDS                             AMORTIZED   -----------------      FAIR
     DECEMBER 31, 2006                          COST       GAINS     LOSSES      VALUE
     -------------------------------------   ----------   -------   -------   ----------
     U.S. government                         $  100,177   $ 6,961   $   172   $  106,966
     Agencies not backed by the full faith
        and credit of the U.S. government        49,303     1,146        70       50,379
     Corporate securities                        81,885     1,558       695       82,748
     Asset-backed securities                      5,645        32        --        5,677
     Mortgage-backed securities               1,071,061     3,890    14,554    1,060,397
                                             ----------   -------   -------   ----------
        Total fixed maturities                1,308,071    13,587    15,491    1,306,167
     Equity securities - unaffiliated            54,495    26,306     1,586       79,215
                                             ----------   -------   -------   ----------
           Total                             $1,362,566   $39,893   $17,077   $1,385,382
                                             ==========   =======   =======   ==========

                                                           GROSS UNREALIZED
     IN THOUSANDS                             AMORTIZED   -----------------      FAIR
     DECEMBER 31, 2005                          COST       GAINS     LOSSES      VALUE
     -------------------------------------   ----------   -------   -------   ----------
     U.S. government                         $  102,714   $10,101   $   214   $  112,601
     Agencies not backed by the full faith
        and credit of the U.S. government        64,675     1,780       323       66,132
     Corporate securities                        42,665       264       584       42,345
     Asset-backed securities                      6,042       106        --        6,148
     Mortgage-backed securities               1,059,532     5,522    13,339    1,051,715
                                             ----------   -------   -------   ----------
        Total fixed maturities                1,275,628    17,773    14,460    1,278,941
     Equity securities - unaffiliated            89,165    31,757     1,835      119,087
                                             ----------   -------   -------   ----------
           Total                             $1,364,793   $49,530   $16,295   $1,398,028
                                             ==========   =======   =======   ==========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                           AVAILABLE-FOR-SALE
                                                 AVAILABLE-FOR-SALE        SECURITIES ON LOAN
                                              -----------------------   -----------------------
                                               AMORTIZED      FAIR       AMORTIZED      FAIR
     IN THOUSANDS                                COST         VALUE        COST         VALUE
     ------------                             ----------   ----------   ----------   ----------
     Due in one year or less                  $   91,625   $   91,317   $   65,689   $   66,531
     Due after one year through five years     1,135,156    1,158,022       11,113       10,865
     Due after five years through ten years    1,931,106    1,938,668       92,803       94,721
     Due after ten years                         561,901      577,552       67,405       73,653
                                              ----------   ----------   ----------   ----------
                                               3,719,788    3,765,559      237,010      245,770
     Mortgage-backed securities                1,543,580    1,561,008    1,071,061    1,060,397
                                              ----------   ----------   ----------   ----------
        Total                                 $5,263,368   $5,326,567   $1,308,071   $1,306,167
                                              ==========   ==========   ==========   ==========

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                        UNREALIZED
     DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
     -----------------------------------------   ----------   --------   ----------
     U.S. government securities
        Less than 12 months                       $  8,345    $  8,449     $   104
        Greater than 12 months                       2,815       2,960         145
     Agencies not backed by the full faith and
        credit of the U.S. government
        Less than 12 months                          6,442       6,498          56
        Greater than 12 months                       2,347       2,355           8
     Corporate securities
        Less than 12 months                        620,378     626,600       6,222
        Greater than 12 months                     728,310     749,027      20,717
     Mortgage and asset-backed securities
        Less than 12 months                        330,165     332,220       2,055
        Greater than 12 months                     337,796     340,947       3,151
     Equity securities - unaffiliated
        Less than 12 months                         27,963      30,382       2,419
        Greater than 12 months                      33,104      33,948         844
     Private equity investments
        Less than 12 months                         27,578      32,173       4,595
        Greater than 12 months                      44,387      54,710      10,323

     IN THOUSANDS                                                          UNREALIZED
     DECEMBER 31, 2005                           FAIR VALUE      COST        LOSSES
     -----------------------------------------   ----------   ----------   ----------
     U.S. government securities
        Less than 12 months                      $   12,878   $   13,066     $   188
        Greater than 12 months                          301          303           2
     Agencies not backed by the full faith and
        credit of the U.S. government
        Less than 12 months                           6,120        6,171          51
        Greater than 12 months                        2,249        2,299          50
     Corporate securities
        Less than 12 months                       1,083,943    1,103,622      19,679
        Greater than 12 months                      198,267      205,595       7,328
     Mortgage and asset-backed securities
        Less than 12 months                         764,296      779,383      15,087
        Greater than 12 months                      104,656      109,037       4,381
     Equity securities - unaffiliated
        Less than 12 months                         151,291      159,418       8,127
        Greater than 12 months                        3,292        3,958         666
     Private equity investments
        Less than 12 months                          15,908       17,868       1,960
        Greater than 12 months                       48,564       63,163      14,599

     The Company had certain investments on loan with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                        UNREALIZED
     DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
     -----------------------------------------   ----------   --------   ----------
     U.S. government securities
        Less than 12 months                       $ 23,694    $ 23,817     $   123
        Greater than 12 months                       3,732       3,781          49
     Agencies not backed by the full faith and
        credit of the U.S. government
        Less than 12 months                          5,639       5,648           9
        Greater than 12 months                      11,417      11,478          61
     Corporate securities
        Less than 12 months                          8,136       8,192          56
        Greater than 12 months                      25,651      26,290         639
     Mortgage backed securities
        Less than 12 months                        211,358     213,139       1,781
        Greater than 12 months                     530,637     543,410      12,773
     Equity securities - unaffiliated
        Less than 12 months                          7,000       8,163       1,163
        Greater than 12 months                         987       1,410         423

     IN THOUSANDS                                                        UNREALIZED
     DECEMBER 31, 2005                           FAIR VALUE     COST       LOSSES
     -----------------------------------------   ----------   --------   ----------
     U.S. government securities
        Less than 12 months                       $ 17,418    $ 17,507     $    89
        Greater than 12 months                      15,551      15,676         125
     Agencies not backed by the full faith and
        credit of the U.S. government
        Less than 12 months                         32,905      33,217         312
        Greater than 12 months                       2,210       2,221          11
     Corporate securities
        Less than 12 months                         25,751      26,335         584
        Greater than 12 months                          --          --          --
     Mortgage backed securities
        Less than 12 months                        504,177     511,305       7,128
        Greater than 12 months                     162,432     168,643       6,211
     Equity securities - unaffiliated
        Less than 12 months                         12,855      14,377       1,522
        Greater than 12 months                         469         782         313

     Unrealized losses on fixed maturity securities are generally interest related rather than credit related and management has the ability and the intent to hold until recovery of amortized costs. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher within the next twelve months. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

     At December 31, 2006 and 2005, no specific mortgage loans were considered impaired. At December 31, 2003, one mortgage loan was considered impaired. An allowance of $400,000 was recorded in 2003 on the impaired mortgage loan. The loan was sold in 2004, resulting in an additional realized loss of $242,000. As of December 31, 2006 and 2005, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2006, 2005, and 2004 was zero.

     The Company did not collect any interest income on impaired mortgages in 2006, 2005, or 2004.

     At December 31, 2006 and 2005, fixed maturity securities and cash equivalents with a carrying value of $13,690,000 and $12,008,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2006 and 2005, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2006 and 2005 were $5,269,000 and $5,257,000, respectively are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

     IN THOUSANDS                                     MAXIMUM
     DECEMBER 31, 2006            TOTAL ASSETS   EXPOSURE TO LOSS
     --------------------------   ------------   ----------------
     Private equity investments      $44,673          $38,205
     Other invested assets             2,286            2,286

     IN THOUSANDS                                     MAXIMUM
     DECEMBER 31, 2005            TOTAL ASSETS   EXPOSURE TO LOSS
     --------------------------   ------------   ----------------
     Private equity investments      $51,968          $41,436
     Other invested assets             2,445            2,445

(5)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

     IN THOUSANDS                            2006       2005
     ------------                          --------   --------
     Direct installment loans              $193,509   $171,889
     Retail installment notes                29,941     26,929
     Accrued interest                         3,537      3,065
                                           --------   --------
        Gross receivables                   226,987    201,883
     Unearned finance charges               (54,769)   (47,183)
     Allowance for uncollectible amounts     (9,227)    (8,292)
                                           --------   --------
           Finance receivables, net        $162,991   $146,408
                                           ========   ========

     Direct installment loans, at December 31, 2006 and 2005, consisted of $132,776,000 and $117,336,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $11,445,000 and $12,143,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2006 were as follows:

     IN THOUSANDS
     ------------
     2007                                                            $ 24,342
     2008                                                              50,841
     2009                                                              77,685
     2010                                                              16,021
     2011                                                                 977
     2012 and thereafter                                                2,352
                                                                     --------
        Total finance receivables, net of unearned finance charges    172,218
     Allowance for uncollectible amounts                               (9,227)
                                                                     --------
           Finance receivables, net                                  $162,991
                                                                     ========

     During the years ended December 31, 2006, 2005 and 2004, principal cash collections of direct installment loans were $71,630,000, $64,880,000 and $57,523,000, respectively, and the percentages of these cash collections to average net balances were 54%, 53% and 49%, respectively. Retail installment notes' principal cash collections were $32,938,000, $34,161,000 and $28,653,000, respectively, and the percentages of these cash collections to average net balances were 145%, 163% and 164% for 2006, 2005 and 2004, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2006 and 2005 was 5.4%.

     Changes in the allowance for losses for the years ended December 31 were as follows:

     IN THOUSANDS                     2006      2005        2004
     ------------                   -------   --------   ---------
     Balance at beginning of year   $ 8,292   $  7,878   $   7,232
     Provision for credit losses      5,890      8,444       8,080
     Charge-offs                     (8,183)   (11,346)    (10,541)
     Recoveries                       3,228      3,316       3,107
                                    -------   --------   ---------
     Balance at end of year         $ 9,227   $  8,292   $   7,878
                                    =======   ========   =========

     At December 31, 2006 and 2005, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2006 and 2005 and the related allowance for losses were as follows:

                                                                     INSTALLMENT
     IN THOUSANDS                                                       LOANS
     ------------                                                    -----------
     Balances at December 31, 2006                                       $157
     Related allowance for credit losses                                 $ 93

     Balances at December 31, 2005                                       $153
     Related allowance for credit losses                                 $102

     All loans deemed to be impaired are placed on non-accrual status. No accrued or unpaid interest was recognized on impaired loans during the years ended December 31, 2006, 2005 and 2004. The average quarterly balance of impaired loans during the years ended December 31, 2006 and 2005 was $172,000 and $234,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2006.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2006 and 2005 was $18,834,000 and $16,342,000, respectively. There was no investment in receivables past due more than 90 days that were accounted for on an accrual basis at December 31, 2006 and 2005.

(6)  NOTES RECEIVABLE

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The interest rate on the non-collateralized note was 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company were payable February and August of each year commencing February 2001. All principal and interest payments were due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continued to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. During 2004, the note was refinanced into two new notes: a $17,800,000 note and a $2,976,000 note. An immediate write down at the time of refinancing of $4,808,000 and $428,000, respectively, was taken on each of these notes. The two new notes were subsequently transferred from the Company to its parent in the form of a dividend during 2004. For the year ended December 31, 2004, the Company received principal payments of zero and interest payments of $346,000. Interest income was included in net investment income.

(7)  INCOME TAXES

     Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

     IN THOUSANDS                                            2006       2005      2004
     ------------                                          --------   -------   -------
     Computed tax expense                                  $ 86,542   $95,523   $69,693
     Difference between computed and actual tax expense:
        Dividends received deduction                        (10,992)   (6,943)   (8,751)
        Tax credits                                          (2,793)   (2,426)   (1,811)
        Expense adjustments and other                        (1,105)    1,491     1,135
                                                           --------   -------   -------
           Total tax expense                               $ 71,652   $87,645   $60,266
                                                           ========   =======   =======

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability at December 31 were as follows:

     IN THOUSANDS                                              2006       2005
     ------------                                            --------   --------
     Deferred tax assets:
        Policyholder liabilities                             $  1,493   $     --
        Pension and postretirement benefits                    27,374     33,630
        Tax deferred policy acquisition costs                 105,972    100,182
        Deferred gain on individual disability coinsurance     13,597     15,023
        Net realized capital losses                            77,268     64,286
        Ceding commissions and goodwill                         7,837      6,907
        Other                                                   6,517      6,028
                                                             --------   --------
           Gross deferred tax assets                          240,058    226,056
                                                             --------   --------
     Deferred tax liabilities:
        Policyholder liabilities                                   --      3,113
        Deferred policy acquisition costs                     242,255    228,248
        Premiums                                               27,184     24,977
        Real estate and property and equipment depreciation     7,473      8,413
        Basis difference on investments                        40,314     34,747
        Net unrealized capital gains                           96,077     90,429
        Other                                                  11,268     10,265
                                                             --------   --------
           Gross deferred tax liabilities                     424,571    400,192
                                                             --------   --------
              Net deferred tax liability                     $184,513   $174,136
                                                             ========   ========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2006 and 2005 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     At December 31, 2006, state net operating loss carryforwards were $1,186,000 and will expire beginning in 2016.

     Income taxes paid for the years ended December 31, 2006, 2005, and 2004, were $70,018,000, $75,756,000 and $23,747,000, respectively.

     In December 2006, the IRS completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and subsidiaries for the years 2003 and 2004. The Company has accrued for its applicable share of the taxes assessed as a result of the audit. The consolidated tax returns for 2005 and later are expected to be under examination by the IRS beginning in late 2007. The Company believes that its applicable share of any additional taxes refunded or assessed as a result of the examination will not have a material effect on its consolidated financial position.

(8)  EMPLOYEE BENEFIT PLANS

     PENSION PLANS AND POSTRETIREMENT PLANS OTHER THAN PENSIONS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2007, the Company expects to contribute to its non-contributory defined benefit plans at least the amount required to meet minimum funding requirements, which is currently estimated to be zero. In addition, it may contribute additional tax deductible amounts.

     The Company also has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $3,150,000 to the 401(h) account in 2007, and may contribute additional tax deductible amounts.

     The measurement date of the majority of the Company's pension and postretirement plans other than pensions is December 1.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                 PENSION BENEFITS      OTHER BENEFITS
                                               -------------------   ------------------
     IN THOUSANDS                                2006       2005       2006       2005
     ------------                              --------   --------   --------   -------
     Change in benefit obligation:
     Benefit obligation at beginning of year   $398,118   $356,921   $ 66,761   $61,872
     Service cost                                16,260     16,366      1,845     3,295
     Interest cost                               22,307     21,553      2,914     3,880
     Amendments                                  (5,940)        --    (14,165)       --
     Actuarial (gain) loss                       26,107     11,366      8,290      (721)
     Benefits paid                               (8,750)    (8,088)    (2,449)   (1,565)
                                               --------   --------   --------   -------
     Benefit obligation at end of year         $448,102   $398,118   $ 63,196   $66,761
                                               ========   ========   ========   =======

                                                    PENSION BENEFITS        OTHER BENEFITS
                                                 ---------------------   -------------------
     IN THOUSANDS                                  2006         2005       2006       2005
     ------------                                ---------   ---------   --------   --------
     Change in plan assets:
     Fair value of plan assets at beginning
        of year                                  $ 289,179   $ 236,996   $  4,377   $  2,900
     Actual return on plan assets                   41,737      19,712        456         35
     Employer contribution                          11,399      40,559      2,540      3,007
     Benefits paid                                  (8,750)     (8,088)    (2,449)    (1,565)
                                                 ---------   ---------   --------   --------
     Fair value of plan assets at end of year    $ 333,565   $ 289,179   $  4,924   $  4,377
                                                 =========   =========   ========   ========
     Net amount recognized:
     Funded status                               $(114,537)  $(108,939)  $(58,272)  $(62,384)
     Unrecognized net actuarial loss                91,082      91,126     13,973      5,783
     Unrecognized transition obligation                548       1,096         --         --
     Unrecognized prior service cost                (3,959)      1,904    (13,026)        --
     Contributions after measurement date           37,523          --         --         --
                                                 ---------   ---------   --------   --------
     Net amount recognized                       $  10,657   $ (14,813)  $(57,325)  $(56,601)
                                                 =========   =========   ========   ========
     Amounts recognized on the consolidated
        balance sheets consist of:
     Prepaid benefit cost                        $   7,969   $  16,731   $     --   $     --
     Accrued benefit cost                          (40,827)    (34,169)   (57,325)   (56,601)
     Intangible asset                                   41          55         --         --
     Accumulated other comprehensive income          5,951       2,570         --         --
     Contributions after measurement date           37,523          --         --         --
                                                 ---------   ---------   --------   --------
     Net amount recognized                       $  10,657   $ (14,813)  $(57,325)  $(56,601)
                                                 =========   =========   ========   ========
     Accumulated benefit obligation              $ 327,418   $ 279,707   $ 63,196   $ 66,761
     Plans with accumulated benefit obligation
        in excess of plan assets:
     Projected benefit obligation                $  81,600   $  71,452
     Accumulated benefit obligation                 67,004      58,228
     Fair value of plan assets                      28,254      26,782
     Minimum pension liability                      38,750      31,446
     Increase in minimum liability included in
        other comprehensive income                   3,380       1,343
     Weighted average assumptions used to
        determine benefit obligations:
     Discount rate                                    5.69%       5.76%      5.71%      5.79%
     Rate of compensation increase                    5.71%       5.95%        --         --

                                                   PENSION BENEFITS      OTHER BENEFITS
                                                 --------------------   ----------------
     IN THOUSANDS                                  2006        2005       2006     2005
     ------------                                --------   ---------   -------   ------
     Components of net periodic benefit cost:
     Service cost                                $ 16,260   $ 16,366    $ 1,845   $3,295
     Interest cost                                 22,307     21,553      2,914    3,880
     Expected return on plan assets               (21,192)   (18,420)      (375)     (98)
     Transition obligation amortization               548        536         --       --
     Prior service cost (benefit) amortization        (77)       418     (1,138)      --
     Recognized net actuarial loss                  5,607      5,503         18      537
                                                 --------   --------    -------   ------
     Net periodic benefit cost                   $ 23,453   $ 25,956    $ 3,264   $7,614
                                                 ========   ========    =======   ======
     Weighted average assumptions used to
        determine net periodic benefit costs:
     Discount rate                                   5.76%      5.99%      5.79%    6.00%
     Expected long-term return on plan assets        7.83%      7.84%      7.00%    4.00%
     Rate of compensation increase                   5.95%      5.95%        --       --

     Estimated future benefit payments for pension and other postretirement benefits:

                                                  PENSION     OTHER     MEDICARE
     IN THOUSANDS                                 BENEFITS   BENEFITS    SUBSIDY
     ------------                                 --------   --------   --------
     2007                                         $ 9,706    $ 1,680     $ 73
     2008                                          10,696      1,877       83
     2009                                          11,902      2,045       92
     2010                                          13,105      2,221      100
     2011                                          14,624      2,348      111
     2012 - 2016                                   96,218     13,899      810

     For measurement purposes, an 8.0% and 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006 and 2005, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     The Company recorded an additional minimum liability of $5,992,000 and $2,625,000 as of December 31, 2006, and 2005, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $41,000 and $55,000 at December 31, 2006, and 2005, respectively, is included in other assets on the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2006 and 2005. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2006 by $8,595,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2006 by $552,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2006 by $7,063,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2006 by $551,000.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                         2006   2005
                                         ----   ----
     Equity securities                    56%    57%
     Debt securities                      34%    32%
     Insurance company general account    10%    11%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes. A tactical asset allocation overlay investment was also employed, which utilized equity and debt futures positions to adjust overall exposure to these broad asset classes. The Company's use of this allocation overlay was discontinued during 2005.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit: (1) the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2006, for each of the broad investment categories, weighted for all plans combined is as follows:

     Equity securities                   49% to 68%
     Debt securities                     21% to 42%
     Insurance company general account    8% to 15%
     Other                                0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 52% equity securities and 48% debt securities. The target asset allocation as of December 31, 2006 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2006, 2005, and 2004 of $10,970,000, $9,477,000 and $10,811,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(9) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, and other liabilities on the consolidated balance sheets.

(9) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

     IN THOUSANDS                          2006       2005       2004
     ------------                        --------   --------   --------
     Balance at January 1                $584,771   $575,431   $554,160
        Less: reinsurance recoverable     507,076    496,450    471,425
                                         --------   --------   --------
     Net balance at January 1              77,695     78,981     82,735
                                         --------   --------   --------
     Incurred related to:
        Current year                       68,017     53,215     55,546
        Prior years                         1,098        263      3,388
                                         --------   --------   --------
     Total incurred                        69,115     53,478     58,934
                                         --------   --------   --------
     Paid related to:
        Current year                       37,453     22,849     24,165
        Prior years                        33,237     32,765     38,523
                                         --------   --------   --------
     Total paid                            70,690     55,614     62,688
                                         --------   --------   --------
     Transfer of subsidiary balance            --        850         --
                                         --------   --------   --------
     Net balance at December 31            76,120     77,695     78,981
        Plus: reinsurance recoverable     523,490    507,076    496,450
                                         --------   --------   --------
     Balance at December 31              $599,610   $584,771   $575,431
                                         ========   ========   ========

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $1,098,000, $263,000 and $3,388,000 in 2006, 2005, and 2004, respectively, which includes the amortization of discount on individual accident and health claim reserves of $63,000, $82,000, and $75,000 in 2006, 2005, and 2004, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(10) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

     IN THOUSANDS             2006         2005         2004
     ------------          ----------   ----------   ----------
     Direct premiums       $1,086,913   $1,002,353   $  924,713
     Reinsurance assumed      374,505      310,515      276,104
     Reinsurance ceded       (152,479)    (129,032)    (122,231)
                           ----------   ----------   ----------
        Net premiums       $1,308,939   $1,183,836   $1,078,586
                           ==========   ==========   ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $142,801,000, $119,630,000 and $105,589,000 during 2006, 2005, and 2004, respectively.

     On March 7, 2006, the Company entered into a coinsurance agreement with American United Life Insurance Company whereby group life and accident and health accounts representing 1,030 group contracts with associated policy and claim liabilities of approximately $33,256,000 were transferred to the Company, effective May 1, 2006 along with assets of $19,607,000. The Company paid a ceding commission in exchange for the liability transfer. Including the ceding commission, total expenses of $13,933,000 were capitalized and are included within deferred policy acquisition costs on the consolidated balance sheets. This amount is being amortized over the life of the underlying block of policies included in the coinsurance agreement.

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts the amounts assessed against the contractholders for mortality, administrative, and other services are included in universal life and variable life policy fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity universal life and variable life contracts, separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2005 or 2006.

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                       2006         2005
     ------------                                    ----------   ----------
     Return of net deposits:
        In the event of death
           Account value                             $1,731,681   $1,509,164
           Net amount at risk                        $    4,582   $    8,650
           Average attained age of contractholders         51.3         51.3
        As withdrawals are taken
           Account value                             $  148,249   $   43,050
           Net amount at risk                        $    5,076   $       26
           Average attained age of contractholders         61.5         60.5
     Return of net deposits plus a minimum return:
        In the event of death
           Account value                             $  119,910   $   95,063
           Net amount at risk                        $       --   $      409
           Average attained age of contractholders         57.4         57.2
        At annuitization
           Account value                             $  255,292   $  193,476
           Net amount at risk                        $       --   $       --
           Weighted average period remaining until
              expected annuitization (in years)             8.4          9.1

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                      2006       2005
     ------------                                    --------   --------
     Highest specified anniversary account value:
        In the event of death
           Account value                             $569,163   $469,989
           Net amount at risk                        $  3,801   $  6,779
           Average attained age of contractholders       52.0       51.9

     Guaranteed payout annuity floor:
           Account value                             $ 80,272   $ 77,208
           Net amount at risk                        $      7   $     15
           Average attained age of contractholders       67.5       67.0

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

     IN THOUSANDS                                        2006          2005
     ------------                                    -----------   -----------
     Account value (general and separate accounts)   $ 2,258,787   $ 1,905,806
     Net amount at risk                              $35,694,634   $34,402,214
     Average attained age of policyholders                  46.0          46.0

     Liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 are:

                                       MINIMUM       GUARANTEED       UNIVERSAL
                                      GUARANTEED        PAYOUT         LIFE AND
     IN THOUSANDS                   DEATH BENEFIT   ANNUITY FLOOR   VARIABLE LIFE
     ------------                   -------------   -------------   -------------
     Balance at beginning of year       $ 355          $ 8,354         $ 3,064
     Incurred guarantee benefits          596           (2,394)          8,522
     Paid guaranteed benefits            (237)            (144)         (4,386)
                                        -----          -------         -------
     Balance at end of year             $ 714          $ 5,816         $ 7,200
                                        =====          =======         =======

     Liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2005 are:

                                       MINIMUM        GUARANTEED      UNIVERSAL
                                      GUARANTEED        PAYOUT         LIFE AND
     IN THOUSANDS                   DEATH BENEFIT   ANNUITY FLOOR   VARIABLE LIFE
     ------------                   -------------   -------------   -------------
     Balance at beginning of year       $ 221           $8,192         $   867
     Incurred guarantee benefits          321              353           4,813
     Paid guaranteed benefits            (187)            (191)         (2,616)
                                        -----           ------         -------
     Balance at end of year             $ 355           $8,354         $ 3,064
                                        =====           ======         =======

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2006 and 2005 (except where noted otherwise):

     - Data compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.

     - Mean investment performance was 9.68% and 10.37% for 2006 and 2005, respectively, and is consistent with DAC projections over a 10 year period.

     -    Annualized monthly standard deviation was 14.28%.

     -    Assumed mortality was 100% of the 1983a table.

     - Lapse rates varied by contract type and policy duration, ranging form 1% to 25%, with an average of 9%.

     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2006 and 2005 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.

     -    Assumed mortality was 100% of pricing levels.

     -    Lapse rates varied by policy duration, ranging from 2% to 9%.

     - General account discount rate was 5.0% and 4.9% for 2006 and 2005, respectively.

     - Separate account discount rate was 7.73% and 7.75% for 2006 and 2005, respectively.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                    VARIABLE ANNUITY CONTRACTS   VARIABLE LIFE CONTRACTS
                    --------------------------   -----------------------
     IN THOUSANDS        2006         2005          2006         2005
     ------------     ----------   ----------    ----------   ----------
     Equity           $1,699,138   $1,442,983    $1,505,776   $1,269,169
     Bond                277,878      234,960       108,476       95,231
     Balanced            249,131      226,537       184,714      152,762
     Money market         48,441       37,971        38,809       28,474
     Mortgage            124,236      130,880        61,504       56,928
     Real estate         102,202       78,093        51,913       35,987
                      ----------   ----------    ----------   ----------
        Total         $2,501,026   $2,151,424    $1,951,192   $1,638,551
                      ==========   ==========    ==========   ==========

(12) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2006 and 2005, the liability associated with unremitted premiums payable was $12,888,000 and $15,109,000, respectively. As described in note 2, as of December 31, 2006 and 2005, the Company had restricted the use of $12,888,000 and $15,109,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(13) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2006 and 2005, the approved accrued interest was $3,008,000. At December 31, 2006 and 2005, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2006 and 2005, accumulated amortization was $497,000 and $408,000, respectively.

     At December 31, 2006, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2007, $0; 2008, $0; 2009, $0; 2010, $0; 2011, $0; thereafter $125,000,000.

     Interest paid on debt for the years ended December 31, 2006, 2005 and 2004, was $10,402,000, $10,325,000 and $10,360,000, respectively.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2006 and 2005. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

     The interest rates on the finance receivables outstanding as of December 31, 2006 and 2005, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2006 and 2005, approximate the fair value for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2006 and 2005 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                    2006                        2005
                                         -------------------------   -------------------------
                                           CARRYING        FAIR        CARRYING        FAIR
     IN THOUSANDS                           AMOUNT        VALUE         AMOUNT        VALUE
     ------------                        -----------   ------------  -----------   -----------
     Fixed maturity securities           $ 5,326,567   $ 5,326,567   $ 5,190,234   $ 5,190,234
     Equity securities                       725,807       725,807       683,290       683,290
     Mortgage loans, net                   1,133,784     1,147,210     1,020,427     1,059,985
     Finance receivables, net                162,991       162,991       146,408       146,408
     Policy loans                            297,312       297,312       279,699       279,699
     Private equity investments              325,619       325,619       268,535       268,535
     Fixed maturity securities on loan     1,306,167     1,306,167     1,278,941     1,278,941
     Equity securities on loan                79,215        79,215       119,087       119,087
     Derivative instruments                   23,886        23,886         6,997         6,997
     Cash and cash equivalents               165,075       165,075       284,283       284,283
     Securities held as collateral         1,430,984     1,430,984     1,439,254     1,439,254
     Separate account assets              12,272,433    12,272,433    10,600,016    10,600,016
                                         -----------   -----------   -----------   -----------
        Total financial assets           $23,249,840   $23,263,266   $21,317,171   $21,356,729
                                         ===========   ===========   ===========   ===========

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                    2006                        2005
                                         -------------------------   -------------------------
                                           CARRYING       FAIR         CARRYING         FAIR
     IN THOUSANDS                           AMOUNT        VALUE         AMOUNT         VALUE
     ------------                        -----------   -----------   -----------   ------------
     Deferred annuities                  $ 1,950,751   $ 1,944,537   $ 1,988,262   $ 1,984,540
     Annuity certain contracts                58,865        60,057        56,855        58,877
     Other fund deposits                   1,245,959     1,238,361     1,192,209     1,193,762
     Supplementary contracts without
        life contingencies                    49,844        49,844        46,646        46,646
     Notes payable                           125,000       127,084       125,000       126,995
     Securities lending collateral         1,430,984     1,430,984     1,439,254     1,439,254
     Separate account liabilities         12,272,433    12,272,433    10,600,016    10,600,016
                                         -----------   -----------   -----------   -----------
        Total financial liabilities      $17,133,836   $17,123,300   $15,448,242   $15,450,090
                                         ===========   ===========   ===========   ===========

(15) BUSINESS COMBINATIONS

     Effective June 1, 2004, the Company completed the acquisition of Allied, a privately held independent distributor of credit union insurance and financial services products. The Company anticipates this acquisition will strengthen its leadership position in the credit union marketplace through the combination of each entity's respective strengths; manufacturing through Minnesota Life Insurance Company and distribution through Allied. The acquisition was accounted for under the purchase method of accounting as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. Goodwill represents the excess of the purchase price over the fair value of the acquired tangible assets, assumed liabilities and identifiable intangible assets.

     The following summarizes the initial purchase price allocation and the subsequent changes to the Company's estimates of the fair values of assets and liabilities acquired and resulting goodwill from finalization of purchase accounting:

                                                                    CHANGE IN
                                         JUNE 1,     ADDITIONAL    FAIR VALUE   DECEMBER 31,
     IN THOUSANDS                         2004     CONSIDERATION   EVALUATION       2006
     ------------                       --------   -------------   ----------   ------------
     Cash                               $  8,504      $    --        $  50        $  8,554
     Property and equipment                1,250           --          129           1,379
     Intangible assets                    13,592           --           --          13,592
     Other assets                          3,388           --          169           3,557
     Other liabilities                   (16,012)          --         (169)        (16,181)
                                        --------      -------        -----        --------
        Net assets acquired               10,722           --          179          10,901
     Excess of cost over fair value -
        goodwill                          10,778       14,572         (179)         25,171
                                        --------      -------        -----        --------
        Allocated purchase price        $ 21,500      $14,572        $  --        $ 36,072
                                        ========      =======        =====        ========

     The Company paid an additional $1,000,000 in 2005 when a contractual obligation was met by the sellers. This payment resulted in an increase to goodwill. During 2005, the Company also completed the final fair value evaluation of assets acquired, resulting in a $179,000 decrease to goodwill.

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three-year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 was supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. These intangible assets are amortized on a straight line basis, over the estimated useful life of the underlying customer/client relationships, which ranges from three to ten years.

     In connection with the acquisition of Allied, the Company has agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FAS 141, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. During 2006, certain operating objectives were attained by Allied, which made it determinable beyond a reasonable doubt at December 31, 2006 that the Company would have to pay at least $13,572,000 of the $19,072,000 maximum potential payout pursuant to the agreement. As a result, the Company has recorded an additional $13,572,000 of goodwill and a corresponding liability as of December 31, 2006 on the consolidated balance sheets. Final determination and payout of the contingent consideration is likely to occur in 2007. Any additional amount paid in excess of the $13,572,000 recorded in 2006, is expected to be recorded as additional goodwill.

(16) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                     2006     2005
     ------------                   -------   -------
     Balance at beginning of year   $11,599   $10,778
     Adjustments to acquisition      13,572       821
                                    -------   -------
     Balance at end of year         $25,171   $11,599
                                    =======   =======

     Annual impairment testing of goodwill was completed in 2006. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2006 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                     2006     2005
     ------------                   -------   -------
     Balance at beginning of year   $ 9,453   $12,311
     Acquisitions                       775       200
     Amortization                    (2,947)   (3,058)
                                    -------   -------
     Balance at end of year         $ 7,281   $ 9,453
                                    =======   =======

     The Company has intangible assets resulting from acquisitions. Intangible assets acquired during 2006 included a non-compete agreement amortizable on a straight-line basis over three years and a customer list amortizable over its assigned economic useful life. The remaining intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life.

     Amortization expense for 2006 and 2005 in the amount of $2,947,000 and $3,058,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2007, $2,420,000; 2008, $1,997,000; 2009, $1,044,000; 2010, $438,000; 2011,
     $404,000.

(17) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $13,137,000, $12,913,000 and $12,407,000 during 2006, 2005 and 2004, respectively. As of
     December 31, 2006 and 2005, the amount due to Advantus under these agreements was $3,679,000 and $3,819,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $4,235,000, $4,216,000 and $3,813,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2006, 2005 and 2004, the amounts transferred were $13,699,000, $13,054,000, and
     $12,367,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2006 and 2005, the amount payable to the Company was $10,486,000 and $10,653,000, respectively. The amount of expenses incurred for the years ended December 31, 2006, 2005, and 2004 were $48,565,000, $44,468,000 and $42,322,000, respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2006, 2005 and 2004. No claims were paid during 2006, 2005 and 2004. As of December 31, 2006 and 2005, reserves held under this policy were $15,533,000 and $11,760,000, respectively.

(18) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and related adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:

     IN THOUSANDS                                            2006        2005       2004
     ------------                                          --------   ---------   --------
     Other comprehensive income (loss), before tax:
        Unrealized gains (loss) on securities              $ 65,449   $(121,334)  $ 74,513
           Reclassification adjustment for
              (gains) losses included in net income         (52,470)    (65,935)   (91,919)
        Adjustment to deferred policy acquisition costs       9,184      47,057     48,407
        Adjustment to reserves                                8,555      20,685      2,941
        Adjustment to unearned policy and contract fees      (1,131)     (7,794)    (7,112)
                                                           --------   ---------   --------
                                                             29,587    (127,321)    26,830
        Income tax expense (benefit) related to items of
           other comprehensive income                       (11,462)     44,406    (17,476)
                                                           --------   ---------   --------
        Other comprehensive income (loss), net of tax      $ 18,125   $ (82,915)  $  9,354
                                                           ========   =========   ========

(19) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     During 2006, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $65,000,000. Additionally, the Company declared and paid a dividend in the form of preferred stock to Securian Financial Group, Inc. totaling $805,000. During 2005, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $12,500,000. During 2004, the Company declared and paid a dividend to Securian Financial Group, Inc. in the amount of $15,539,000. This dividend was in the form of tax increment financing note agreements with the City of St. Paul.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2006 statutory results, the maximum amount available for the payment of dividends during 2007 by Minnesota Life Insurance Company without prior regulatory approval is $171,088,000 after January 1, 2007.

     During 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $6,900,000. This contribution was made in the form of cash. Additionally, during 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $13,568,000, representing the affiliated stock of Securian Life Insurance Company. During 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $55,000,000. This contribution was made in the form of cash and cash equivalents. Additionally, during 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $3,164,000. This contribution was made in the form of real estate.

(20) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

     The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Many regulators, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC, which is investigating market timing in certain mutual funds or in those types of insurance products offered by the Company. The Company has cooperated with these requests. Information requests from the SEC with respect to investigations into late trading and market timing were responded to by the Company and its affiliates and no further information requests have been received with respect to these matters.

     In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by state and federal regulatory agencies for information relating to certain of these investigations. The Company is cooperating with regulators in connection with these requests.

     These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2006 and 2005, these securities were reported at fair value of $24,646,000 and $7,415,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $201,395,000 as of December 31, 2006. The Company estimates that $66,000,000 of these commitments will be invested in 2007, with the remaining $135,395,000 invested over the next four years.

     As of December 31, 2006, the Company had committed to purchase mortgage loans totaling $40,200,000 but had not completed the purchase transactions.

     As of December 31, 2006, the Company had committed to purchase corporate bonds totaling $4,200,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2007, $11,267,000; 2008, $11,267,000; 2009, $11,267,000; 2010, $11,267,000;
     2011, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2007, $757,000; 2008, $722,000; 2009, $709,000; 2010, $573,000; 2011, $351,000.
     Lease expense net of sub-lease income for the years ended December 31, 2006, 2005 and 2004 was $8,558,000, $8,910,000, and $8,561,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2007, $2,604,000; 2008, $1,826,000; 2009, $1,530,000; 2010, $761,000; 2011, $260,000.

     At December 31, 2006, the Company had guaranteed the payment of $68,800,000 policyholder dividends and discretionary amounts payable in 2007. The Company has pledged fixed maturity securities, valued at $76,669,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2006 and 2005 the assets held in trust were $625,898,000 and $603,158,000, respectively. These assets are not reflected in the accompanying consolidated balance sheets.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2006 and 2005 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,529,000 and $1,597,000 as of December 31, 2006 and 2005, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves have either been over or under provided for, an exchange of the difference is required by the agreement. Management reevaluates this exposure each accounting period. At December 31, 2006 and 2005, a liability of $1,008,000 was included in other liabilities on the consolidated balance sheets.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2009. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2006 was approximately $2,310,000.

(21) STATUTORY FINANCIAL DATA

     The Company's insurance operations, domiciled in the states of Minnesota and New York, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 19 for discussion of statutory dividend limitations.

     On a statutory accounting basis, the Company reported net income of $172,804,000 in 2006, $159,919,000 in 2005, and $155,796,000 in 2004.
     Statutory surplus of these operations was $1,710,884,000 and $1,585,280,000 as of December 31, 2006 and 2005, respectively.

(22) SUBSEQUENT EVENTS

     Minnesota Life Insurance Company has signed a letter of intent to sell Northstar Life Insurance Company, a New York domiciled life insurance company, to an unaffiliated insurance company. As part of this transaction, any policies or contracts remaining in Northstar Life Insurance Company as of the sale date will be 100% reinsured to Securian Life Insurance Company through a coinsurance agreement. Northstar Life Insurance Company is licensed in New York only, while Securian Life Insurance Company is licensed in all 50 states. As of December 31, 2006, Northstar Life Insurance Company had total assets of $40,477,000 and liabilities of $14,379,000 included in the consolidated balance sheets of the Company. Subject to regulatory approval, the Company expects the sale to close in June 2007.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006
                                 (In thousands)

                                                                               AS SHOWN
                                                                                ON THE
                                                                             CONSOLIDATED
                                                                  MARKET        BALANCE
TYPE OF INVESTMENT                                   COST (3)      VALUE       SHEET (1)
                                                   ----------   ----------   ------------
Fixed maturity securities
   U.S. government                                 $   26,962   $   27,252    $   27,252
   Agencies not backed by the full faith and
      credit of the U.S. government                    22,881       24,448        24,448
   Foreign governments                                  1,753        1,833         1,833
   Public utilities                                   538,608      549,644       549,644
   Asset-backed securities                            310,638      313,203       313,203
   Mortgage-backed securities                       1,543,580    1,561,008     1,561,008
   All other corporate fixed maturity securities    2,818,946    2,849,179     2,849,179
                                                   ----------   ----------    ----------
      Total fixed maturity securities               5,263,368    5,326,567     5,326,567
                                                   ----------   ----------    ----------

Equity securities:
   Common stocks:
      Public utilities                                  3,846        4,845         4,845
      Banks, trusts and insurance companies           121,750      166,062       166,062
      Industrial, miscellaneous and all other         447,032      550,647       550,647
   Nonredeemable preferred stocks                       4,259        4,253         4,253
                                                   ----------   ----------    ----------
      Total equity securities                         576,887      725,807       725,807
                                                   ----------   ----------    ----------

Mortgage loans on real estate                       1,133,784       xxxxxx     1,133,784
Real estate (2)                                           755       xxxxxx           755
Policy loans                                          297,312       xxxxxx       297,312
Other investments                                     181,964       xxxxxx       181,964
Private equity investments                            286,700       xxxxxx       325,619
Derivative investments                                 23,886       xxxxxx        23,886
Fixed maturity securities on loan                   1,308,071       xxxxxx     1,306,167
Equity securities on loan                              54,495       xxxxxx        79,215
                                                   ----------                 ----------
      Total                                         3,286,967       xxxxxx     3,348,702
                                                   ----------                 ----------
Total investments                                  $9,127,222       xxxxxx    $9,401,076
                                                   ==========                 ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                         AS OF DECEMBER 31,
                        -------------------------------------------------------
                                      FUTURE POLICY
                          DEFERRED      BENEFITS,                  OTHER POLICY
                           POLICY    LOSSES, CLAIMS                 CLAIMS AND
                        ACQUISITION  AND SETTLEMENT    UNEARNED      BENEFITS
       SEGMENT             COSTS      EXPENSES (1)   PREMIUMS (2)     PAYABLE
----------------------  -----------  --------------  ------------  ------------
2006:
   Life insurance         $636,082     $2,899,758      $222,080      $199,244
   Accident and
      health insurance      67,863        725,059        44,017        26,211
   Annuity                 168,636      3,573,357            42            48
                          --------     ----------      --------      --------
                          $872,581     $7,198,174      $266,139      $225,503
                          ========     ==========      ========      ========

2005:
   Life insurance         $607,463     $2,807,696      $197,776      $180,688
   Accident and
      health insurance      63,685        704,302        29,877        24,812
   Annuity                 152,609      3,568,234            31            57
                          --------     ----------      --------      --------
                          $823,757     $7,080,232      $227,684      $205,557
                          ========     ==========      ========      ========

2004:
   Life insurance         $526,326     $2,758,353      $180,596      $146,579
   Accident and
      health insurance      66,502        695,602        31,443        22,793
   Annuity                 128,227      3,462,700            18           327
                          --------     ----------      --------      --------
                          $721,055     $6,916,655      $212,057      $169,699
                          ========     ==========      ========      ========

                                                FOR THE YEARS ENDED DECEMBER 31,
                        -----------------------------------------------------------------------------
                                                                 AMORTIZATION
                                                    BENEFITS,     OF DEFERRED
                                         NET     CLAIMS, LOSSES     POLICY       OTHER
                          PREMIUM    INVESTMENT  AND SETTLEMENT   ACQUISITION  OPERATING    PREMIUMS
       SEGMENT          REVENUE (3)    INCOME     EXPENSES (5)       COSTS      EXPENSES  WRITTEN (4)
----------------------  -----------  ----------  --------------  ------------  ---------  -----------
2006:
   Life insurance        $1,483,066   $276,838     $1,343,646      $140,362     $433,882      $--
   Accident and
      health insurance      144,927     12,187         62,727        17,126       83,475       --
   Annuity                  135,099    211,375        193,909        27,144      124,959       --
                         ----------   --------     ----------      --------     --------      ---
                         $1,763,092   $500,400     $1,600,282      $184,632     $642,316      $--
                         ==========   ========     ==========      ========     ========      ===

2005:
   Life insurance        $1,319,853   $269,231     $1,169,894      $123,387     $427,570      $--
   Accident and
      health insurance      127,013     11,143         49,012        15,527       73,887       --
   Annuity                  136,646    206,639        207,339        23,596      123,477       --
                         ----------   --------     ----------      --------     --------      ---
                         $1,583,512   $487,013     $1,426,245      $162,510     $624,934      $--
                         ==========   ========     ==========      ========     ========      ===

2004:
   Life insurance        $1,208,310   $238,378     $1,064,797      $134,768     $410,621      $--
   Accident and
      health insurance      128,773     11,478         57,185        12,896       74,682       --
   Annuity                  123,551    209,756        201,727        22,224      121,702       --
                         ----------   --------     ----------      --------     --------      ---
                         $1,460,634   $459,612     $1,323,709      $169,888     $607,005      $--
                         ==========   ========     ==========      ========     ========      ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                 (In thousands)

                                                                                                 PERCENTAGE
                                                       CEDED TO    ASSUMED FROM                   OF AMOUNT
                                          GROSS         OTHER          OTHER          NET          ASSUMED
                                         AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                      ------------   -----------   ------------   ------------   ----------
2006: Life insurance in force         $419,319,492   $63,028,552   $154,997,537   $511,288,477      30.3%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    834,505   $    67,063   $    364,099   $  1,131,541      32.2%
      Accident and health insurance        220,054        85,416         10,289        144,927       7.1%
      Annuity                               32,354            --            117         32,471       0.4%
                                      ------------   -----------   ------------   ------------
         Total premiums               $  1,086,913   $   152,479   $    374,505   $  1,308,939      28.6%
                                      ============   ===========   ============   ============

2005: Life insurance in force         $365,941,212   $54,429,939   $131,535,964   $443,047,237      29.7%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    756,902   $    53,260   $    309,714   $  1,013,356      30.6%
      Accident and health insurance        202,025        75,772            760        127,013       0.6%
      Annuity                               43,426            --             41         43,467       0.1%
                                      ------------   -----------   ------------   ------------
         Total premiums               $  1,002,353   $   129,032   $    310,515   $  1,183,836      26.2%
                                      ============   ===========   ============   ============

2004: Life insurance in force         $329,081,364   $47,795,013   $104,062,955   $385,349,306      27.0%
                                      ============   ===========   ============   ============
   Premiums:
      Life insurance                  $    684,749   $    47,738   $    275,004   $    912,015      30.2%
      Accident and health insurance        202,718        74,493            548        128,773       0.4%
      Annuity                               37,246            --            552         37,798        --
                                      ------------   -----------   ------------   ------------
         Total premiums               $    924,713   $   122,231   $    276,104   $  1,078,586      25.6%
                                      ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.